STOCK AND ASSET PURCHASE AGREEMENT
                                     BETWEEN
                                   PFIZER INC.
                                       AND
                            ENERGIZER HOLDINGS, INC.
                          DATED AS OF JANUARY 20, 2003



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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                             DEFINITIONS AND TERMS
Section  1.1     Definitions                                                   1
Section  1.2     Other  Definitional  Provisions                              13

                                   ARTICLE II

                               PURCHASE AND SALE
Section 2.1      Purchase and Sale of Shares of the Conveyed Subsidiaries    14
Section  2.2     Purchase  and Sale of Assets of the Asset
                 Selling Corporations                                        14
Section  2.3     Consents                                                    16
Section  2.4     Excluded  Assets  of  the  Business                         18
Section  2.5     Assumption  of  Certain  Obligations  of  the  Business     19
Section  2.6     Retained  Liabilities  of  the  Business                    20
Section  2.7     Purchase  Price                                             21
Section  2.8     Purchase  Price  Adjustment                                 21
Section  2.9     Allocation  of  the  Aggregate  Purchase  Price             23

                                   ARTICLE III

                                    CLOSING
Section  3.1     Closing                                                    24

                                   ARTICLE IV

                             CONDITIONS TO CLOSING
Section  4.1     Conditions  to  the Obligations of Purchaser and Pfizer    24
Section  4.2     Conditions  to  the  Obligations  of  Purchaser            25
Section  4.3     Conditions  to  the  Obligations  of  Pfizer               25

                                    ARTICLE V

                    REPRESENTATIONS AND WARRANTIES OF PFIZER
Section  5.1     Organization                                               26
Section  5.2     Authority;  Binding  Effect                                26
Section  5.3     Conveyed  Subsidiaries;  Capital  Structure                27
Section  5.4     Non-Contravention                                          28
Section  5.5     Governmental  Authorization                                28
Section  5.6     Financial  Information;  Books  and  Records               28
Section  5.7     Absence  of  Material  Changes                             29
Section  5.8     No  Litigation                                             29
Section  5.9     Compliance  with  Laws                                     29
Section  5.10     Product  Registrations;  Regulatory  Compliance           30
Section  5.11     Environmental  Matters                                    30
Section  5.12     Material  Contracts                                       31
Section  5.13     Intellectual  Property                                    33
Section  5.14     Real  Property                                            34
Section  5.15     Assets                                                    35
Section  5.16     Taxes                                                     36
Section  5.17     Employee  Benefits                                        37
Section  5.18     Brokers                                                   39
Section  5.19     Related  Party  Transactions                              39
Section  5.20     Labor  and  Employment Matters; Collective Bargaining.    40
Section  5.21     Employees  (non-US).                                      40
Section  5.22     Workers'  Compensation                                    40
Section  5.23     New  Products                                             41
Section  5.24     No  Undisclosed  Liabilities                              41

                                   ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
Section  6.1     Organization  and  Qualification                           41
Section  6.2     Corporate  Authorization                                   41
Section  6.3     Binding  Effect                                            41
Section  6.4     Non-Contravention                                          41
Section  6.5     Governmental  Authorization                                42
Section  6.6     Third  Party  Approvals                                    42
Section  6.7     Financial  Capability                                      42
Section  6.8     Securities  Act                                            42
Section  6.9     Condition  of  the  Business                               42
Section  6.10     Litigation                                                43
Section  6.11     Brokers                                                   43

                                   ARTICLE VII

                                   COVENANTS
Section  7.1     Information  and  Documents                                43
Section  7.2     Conduct  of  Business                                      43
Section  7.3     Best  Efforts;  Certain  Governmental  Matters             45
Section  7.4     Tax  Matters.                                              47
Section  7.5     Employees  and  Employee  Benefits                         53
Section  7.6     Certain  Dividends,  Etc                                   59
Section  7.7     Resignations;  Delivery  of  Surveys and Title Policies    59
Section  7.8     Bulk  Transfer  Laws                                       59
Section  7.9     Noncompetition                                             59
Section  7.10     Transitional  Services                                    61
Section  7.11     Transitional Intellectual  Property License Agreement     61
Section  7.12     Compliance  with  WARN,  Etc                              61
Section  7.13     Foreign  Implementing  Agreements                         61
Section  7.14     Litigation  Support                                       61
Section  7.15     Insurance                                                 62
Section  7.16     Trade  Notification;  Notification of Certain Matters;
                  Revised Schedules                                         62
Section  7.17     Products  Received  by  Asset  Selling  Corporations      62
Section  7.18     Audited  Financial  Statements                            63
Section  7.19     New  Products                                             63
Section  7.20     Intercompany  Debt                                        64
Section  7.21     Cash  and  Bank  Accounts                                 64

                                  ARTICLE VIII

                                INDEMNIFICATION
Section  8.1     Indemnification  by  Pfizer                               65
Section  8.2     Indemnification  by  Purchaser                            65
Section  8.3     Notice  of  Claims                                        66
Section  8.4     Third  Party  Claims                                      66
Section  8.5     Expiration                                                67
Section  8.6     Certain  Limitations                                      68
Section  8.7     Losses  Net  of  Insurance,  Etc                          68
Section  8.8     No  Consequential  Damages                                69
Section  8.9     Sole  Remedy/Waiver                                       69
Section  8.10     Procedures  for  Remedial  Actions                       69
Section  8.11     Limitation  on  Remedial  Action  Obligations            71
Section  8.12     Limitation  on  Indemnification  for  Non-Compliance
                  with  Environmental  Laws                                72

                                   ARTICLE IX

                                  TERMINATION
Section  9.1     Termination                                               72
Section  9.2     Effect  of  Termination                                   73

                                    ARTICLE X

                                 MISCELLANEOUS
Section  10.1     Notices                                                  73
Section  10.2     Amendment;  Waiver                                       74
Section  10.3     Assignment                                               75
Section  10.4     Entire  Agreement                                        75
Section  10.5     Fulfillment  of  Obligations;  Cooperation               75
Section  10.6     Parties  in  Interest                                    76
Section  10.7     Public  Disclosure;  Confidentiality                     76
Section  10.8     Return  of  Information                                  76
Section  10.9     Expenses                                                 76
Section  10.10     Schedules                                               77
Section  10.11     Governing  Law;  Jurisdiction                           77
Section  10.12     Counterparts                                            77
Section  10.13     Headings                                                77
Section  10.14     Severability                                            77

SCHEDULES
1.1(A)     Asset  Selling  Corporations
1.1(B)     Conveyed  Subsidiaries
1.1(C)     Excepted  Employees
1.1(D)     Facilities
1.1(E)     Knowledge  of  Pfizer
1.1(F)     Stock  Selling  Corporations
2.2(a)     Leased  Real  Property  of  Asset  Selling  Corporations
2.2(n)     Domain  Names
2.2(q)     Other  Assets
2.4(a)(ix)     Excluded  Assets
2.9     Allocation  of  the  Aggregate  Purchase  Price
4.2(b)     Written  Consents
5.2(d)     Ownership  Chart
5.3(b)     Capital  Structure
5.3(c)     Subsidiaries  of  Conveyed  Subsidiaries
5.4     Non-Contravention
5.5     Consents  and  Approvals  of  Governmental  Authorities
5.6(a)     Financial  Statements:  Exceptions
5.6(b)     Financial  Statements:  Deferred  Taxes
5.6(c)     Interim  Financial  Statements;  Receivables  and  Inventory
5.7     Absence  of  Material  Changes
5.8     Litigation
5.9     Compliance  with  Laws
5.10     Product  Registrations;  Regulatory  Compliance
5.11     Environmental  Matters
5.12     Material  Contracts
5.13(a)     Intellectual  Property
5.13(c)     Trademark,  Patent  and  Know-how

 Licenses  and  Agreements
5.13(d)     Unauthorized  Use  Of  Intellectual  Property
5.13(f)     Intellectual  Property  Opposition  Proceedings
5.14(a)     Owned  and  Leased  Real  Property of Asset Selling Corporations and
Conveyed  Companies
5.14(d)     Claims  and  Encroachments  on  Real  Property
5.14(e)     Exceptions  to  Real  Estate  Operating  Conditions
5.15(a)     Assets:  Exceptions  to  Title
5.15(b)     Affiliates  of  Pfizer  Engaged  in  the  Business
5.15(c)     Leases  of  Personal  Property
5.16     Taxes
5.17     Employee  Benefit  Plans  and  Foreign  Plans
5.17(i)     Post-Retirement  and  Post-Termination  Benefits
5.17(j)     Employee  Payments  and  Compensation
5.17(k)     Claims  Against  Plans  and  Foreign  Plans
5.19     Related  Party  Transactions
5.20     Labor  and  Employment  Matters;  Collective  Bargaining
5.21     Employees  (non-US):  Location  and  Employer
5.22     Workers'  Compensation
5.23     New  Products
6.5     Purchaser  Consents  and  Approvals
6.6     Purchaser  Third-Party  Approvals
7.2     Conduct  of  Business
7.5(a)     Employee  Benefits  (US)
7.5(a)(i)     Employee  Severance  Program  (US)
7.5(a)(ii)     Employees  (US)
7.5(a)(iii)     Purchaser  Employee  Benefit  Plans
7.5(b)(ii)     Purchaser  Qualified  Plans
7.5(f)     Employees  (non-US)
7.5(i)     Individuals  Covered  Under  the  ESP
7.19(a)     Capital  Expenditures  Amounts
7.19(b)     Media  Slot  Purchases
7.19(d)     Inventory  for  "Intuition"

EXHIBITS
EXHIBIT  A     List of instruments and documents provided by Seller Corporations to  Purchaser
EXHIBIT  B     List of instruments and documents provided by Purchaser to Seller
Corporations
EXHIBIT  C     Form  of  Transitional  Services  Agreement
EXHIBIT  D     Form  of  Transitional  Intellectual  Property License Agreement
EXHIBIT  E     Pfizer  Employee  Separation  Plan
EXHIBIT  F     Release  Agreement  (Individual  Termination)
EXHIBIT  G     Release  Agreement  (Group  Termination)
EXHIBIT  H     Letter  Agreement  (Net  Economic  Benefit  or  Loss)

                       STOCK AND ASSET PURCHASE AGREEMENT
     This Stock and Asset Purchase Agreement is made and entered into as of the 20th day of January, 2003 between Pfizer Inc., a Delaware corporation ("Pfizer"), and Energizer Holdings, Inc., a Missouri corporation ("Purchaser").
                                                                    ---------
                              W I T N E S S E T H:
                              -------------------
     WHEREAS, Pfizer through certain of its Subsidiaries is engaged in the Business (as defined below);
WHEREAS, Pfizer is the direct or indirect owner of controlling stock interests in the Stock Selling Corporations (as defined below) and of controlling stock interests in the Asset Selling Corporations (as defined below);
WHEREAS, the Stock Selling Corporations are the record and beneficial owners of all of the issued and outstanding shares of capital stock of the Conveyed Subsidiaries (as defined below);
WHEREAS, the Asset Selling Corporations own the Purchased Assets (as defined below); and
WHEREAS, the parties hereto desire that, at the Closing, Pfizer shall cause the Stock Selling Corporations to sell and transfer to Purchaser (or its designee), and Purchaser (or its designee) shall purchase from the Stock Selling Corporations, all of the issued and outstanding shares of capital stock of the Conveyed Subsidiaries (the "Shares"), and Pfizer shall cause the Asset Selling
                              ------
Corporations to sell and transfer to Purchaser (or its designee), and Purchaser (or its designee) shall purchase from the Asset Selling Corporations, all of the Purchased Assets and assume all of the Assumed Liabilities (as defined below), upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties hereby agree as follows:
ARTICLE  I

DEFINITIONS  AND  TERMS
Section  1.1     Definitions.  As  used  in  this Agreement, the following terms
                 -----------
shall  have  the  meanings  set  forth  or  as  referenced  below:
     "ABO"  shall  mean  the  Accumulated  Benefit Obligation (as defined in the
      ---
Statement of Financial Accounting Standard Number 87) calculated using the assumptions (including the discount rate assumption) reflected by Pfizer in the development of this figure for purposes of its most recent financial disclosure concerning the applicable Plan or Foreign Plan.
     "Affected Employee" shall mean an Employee (i) who shall accept an offer of
      -----------------
employment or offer of continuation of employment by Purchaser on or prior to the Closing Date and work for Purchaser or any of its Affiliates for at least one day; (ii) whose employment, as a matter of Law, automatically continues with Purchaser or an Affiliate of Purchaser; or (iii) whose initial offer of employment by Purchaser requires a relocation which is rejected, resulting in termination of employment, whether or not such Employee worked for Purchaser or any of its Affiliates for at least one day. For purposes of this definition, the term "Employee" includes an Employee whose compensation is subject to
            --------
individual approval by the Pfizer Leadership Team, acting in its capacity as the Employee Compensation and Management Development Committee.
     "Affiliate"  shall  mean,  with  respect  to  any  Person, any other person
      ---------
directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made.
     "Aggregate  Purchase  Price"  shall  have  the meaning set forth in Section
      --------------------------
2.7(b).
     "Agreement"  shall  mean  this  Agreement,  as  the  same may be amended or
      ---------
supplemented  from  time  to  time  in  accordance  with  the  terms  hereof.
     "Allocation"  shall  have  the  meaning  set  forth  in  Section  2.9.
      ----------
     "Applicable  Remedial  Action Standard" shall have the meaning set forth in
      -------------------------------------
Section  8.11.
     "Asset  Purchase Price" shall have the meaning set forth in Section 2.7(b).
      ---------------------
     "Asset  Selling  Corporations" shall mean those entities listed on Schedule
      ----------------------------                                      --------
1.1(A).
 -----
     "Assumed  Contracts"  shall  have  the meaning set forth in Section 2.2(d).
      ------------------
     "Assumed  Liabilities"  shall  have  the  meaning set forth in Section 2.5.
      --------------------
     "Business"  shall  mean  the worldwide business of researching, developing,
      --------
manufacturing, marketing, distributing and selling hair removal, manicure, toiletry and sword products, as conducted on the date hereof by Pfizer.
     "Business  Day" shall mean any day other than a Saturday, a Sunday or a day
      -------------
on which banks in New York City are authorized or obligated by law or executive order to close.
     "Business Intellectual Property" shall mean all Intellectual Property owned
      ------------------------------
by  the  Asset  Selling  Corporations  which  relates primarily to the Business.
     "Business  Intercompany  Balances"  shall  mean  trade related Intercompany
      --------------------------------
Liabilities and Intercompany Receivables where both the debtor and creditor are Conveyed Companies or Asset Selling Corporations and the relevant Intercompany Liability or Intercompany Receivable relates to the Business.
     "Business  Unit"  shall  have  the  meaning  set  forth  in Section 2.3(b).
      --------------
     "Cash  Equivalents"  shall  mean  cash,  checks,  money  orders, marketable
      -----------------
securities, short-term instruments and other cash equivalents, funds in time and demand deposits or similar accounts, and any evidence of indebtedness issued or guaranteed by any Governmental Authority, including checks deposited in or through lockboxes, as well as compensating balances used to secure indebtedness.
     "Closing"  shall  mean the closing of the transactions contemplated by this
      -------
Agreement  pursuant  to  the  terms of this Agreement, including Section 7.3(e).
     "Closing  Date"  shall  have  the  meaning  set  forth  in  Section 3.1(a).
      -------------
     "Code"  shall mean the Internal Revenue Code of 1986, as amended, from time
      ----
to  time.
     "Collateral  Source"  shall  have  the  meaning  set  forth in Section 8.7.
      ------------------
     "Company  Intellectual Property" shall mean all Intellectual Property owned
      ------------------------------
by  any  of  the  Conveyed  Companies.
     "Competition  Laws"  shall  mean  statutes,  rules,  regulations,  orders,
      -----------------
decrees, administrative and judicial doctrines, and other Laws that are designed
      -
or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.
     "Competitive  Activity" shall have the meaning set forth in Section 7.9(a).
      ---------------------
     "Confidentiality  Agreement"  shall  mean  the  Confidentiality  Agreement
      --------------------------
between Morgan Stanley & Co. Incorporated (on behalf of Pfizer) and Purchaser or an Affiliate of Purchaser relating to the Business.
     "Consolidated  Tax  Returns"  shall  mean  any  Tax Returns with respect to
      --------------------------
Consolidated  Taxes.
     "Consolidated  Taxes"  shall  mean  all federal, state, provincial or local
      -------------------
Income Taxes, domestic or foreign, that are paid on a consolidated, unitary, combined or similar basis with respect to Tax Returns that include one or more Conveyed Companies, on the one hand, and Pfizer or any of its Affiliates (other than the Conveyed Companies) on the other.
     "Conveyed  Companies"  shall  mean  the  Conveyed  Subsidiaries  and  their
      -------------------
Subsidiaries.
      -
     "Conveyed  Subsidiaries"  shall  mean  those  entities  listed  on Schedule
      ----------------------                                            --------
1.1(B).
     "Delayed  Transfer  Deadline"  shall  mean,  with  respect  to a Right or a
      ---------------------------
Business  Unit,  the  date  fifteen (15) months after the Closing Date; provided that the Purchaser may, at its sole discretion, extend the Delayed Transfer Deadline for up to five successive three-month periods by giving notice no later that 5 days prior to any such Delayed Transfer Deadline.
     "Disputed  Item"  shall  have  the  meaning  set  forth  in Section 2.8(b).
      --------------
     "Employee"  shall  mean  an  Employee  (non-US)  or  an  Employee  (US).
      --------
     "Employee  (non-US)"  shall mean any individual who, as of the Closing, (i)
      ------------------
shall be (or in the case of clause (ii)(C) below, is scheduled to become) an employee outside the United States of America of a Conveyed Company, an Asset Selling Corporation or another Affiliate of Pfizer who primarily performs (or will, on commencing work, primarily perform) services on behalf of the Business other than an employee who primarily performs services on behalf of the Business but who is on the payroll of a division of Pfizer other than the Business; and
(ii) either (A) shall have been employed and at work on the Closing Date; (B) shall have been absent on the Closing Date because of illness or on short-term disability (including maternity disability), workers' compensation, vacation, parental leave of absence, or other absence or leave of absence consistent with the Seller Corporations' policies, practices and procedures in effect at the time such absence or leave commenced; or (C) shall have received an offer of employment with the Business with a Conveyed Company, an Asset Selling Corporation or another Affiliate of Pfizer, in the ordinary course of business on or prior to the Closing Date, but shall have not yet commenced work as of the Closing Date. Notwithstanding the foregoing, each of the individuals listed on
Schedule  1.1(C)  shall  not  be  an  Employee  (non-US).
----------------
     "Employee  (US)" shall mean any individual who as of the Closing, (i) shall
      --------------
be (or in the case of clause (ii)(C) below, is scheduled to become) an employee in the United States of America of a Conveyed Company, an Asset Selling Corporation or another Affiliate of Pfizer who primarily performs (or will, on commencing work, primarily perform) services on behalf of the Business other than an employee who primarily performs services on behalf of the Business but who is on the payroll of a division of Pfizer other than the Business; and (ii) either (A) shall have been employed and at work on the Closing Date; (B) shall have been absent on the Closing Date because of illness or on short- term disability (including maternity disability), workers' compensation, vacation, parental leave of absence, or other absence or leave of absence consistent with the Seller Corporations' policies, practices and procedures in effect at the time such absence or leave commenced; or (C) shall have received an offer of employment with the Business with a Conveyed Company, an Asset Selling Corporation or another Affiliate of Pfizer, in the ordinary course of business on or prior to the Closing Date, but shall have not yet commenced work as of the Closing Date. Notwithstanding the foregoing, each of the individuals listed on
Schedule  1.1(C)  shall  not  be  an  Employee  (US).
----------------
     "Environmental  Law"  shall  mean,  except  as  otherwise  provided in this
      ------------------
Agreement, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, as amended, and any other applicable federal, state, local or foreign Law as in effect between June 19, 2000 and the Closing relating to or imposing liability or standards of conduct concerning air emissions, water discharges, noise or the Release of any Hazardous Substance into the environment, the generation, handling, treatment, storage, transport or disposal of any Hazardous Substance, or otherwise concerning pollution or protection of the indoor or outdoor environment, occupational health and safety or human health to the extent relating  to  exposure  to  Hazardous  Substances.
     "Environmental  Liability"  means all Liabilities and Losses resulting from
      ------------------------
(i) failure to comply with any requirement of Environmental Law; (ii) failure to obtain or comply with any required Environmental Permit; (iii) a Remedial Action; (iv) harm or injury to any real property (other than a Facility), to any person, to public health, or to natural resource (other than Remedial Action) as a result of exposure to, or Release of, Hazardous Substances.
     "Environmental  Permit" shall mean a permit, license, certificate, consent,
      ---------------------
approval or authorization issued by a Governmental Authority pursuant to an Environmental Law.
     "Equipment"  shall  have  the  meaning  set  forth  in  Section  2.2(c).
      ---------
     "Equipment  Leases"  shall  have  the  meaning set forth in Section 2.2(c).
      -----------------
     "ERISA"  shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended.
     "ERISA  Affiliate"  shall  mean  any  trade  or  business,  whether  or not
      ----------------
incorporated,  that  together  with  the  Seller  Corporations would be deemed a
      --
"single  employer"  within  the  meaning  of  Section  4001(b)  of  ERISA.
     "Excluded  Assets"  shall  have  the  meaning  set forth in Section 2.4(a).
      ----------------
     "Excluded  Environmental Liabilities" shall mean the items set forth in (i)
      -----------------------------------
through (vii) below, limited, if at all, to the dollar amounts and time periods set forth in Section 8.5 or Section 8.6:
(i) Environmental Liabilities resulting from Third Party Claims associated with or arising from all facilities other than (A) those owned or leased by the Conveyed Companies as of the Closing Date, or (B) those constituting part of the
     Purchased  Assets  as  of  the  Closing  Date;
(ii) Environmental Liabilities resulting from Third Party Claims for Remedial Action, or from Remedial Action required by Environmental Law, arising from Releases of Hazardous Substances at or from any Facility, to the extent the Release resulting in such Environmental Liability existed or had occurred prior to the Closing, (x) with respect to all Facilities, except for the Solingen,
Germany Facility, to the extent arising out of the operation of the Business, and (y) with respect to the Solingen, Germany Facility, to the extent arising at or from the Facility at any time prior to Closing;
(iii) Environmental Liabilities as defined in clauses (i) and (ii) of the definition of Environmental Liability that result directly from the failure prior to Closing to comply with any requirement of Environmental Law or the failure prior to Closing to obtain or comply with any required Environmental Permit;
(iv) Environmental Liabilities resulting from the off-site transportation, storage, disposal, treatment or recycling of Hazardous Substances generated by and transported off-site by or on behalf of the Business prior to the Closing;
(v)     Known  Milford  Issues;
(vi) Except as provided in subparagraph (vii) of this definition of Excluded Environmental Liabilities, Environmental Liabilities as defined in clause (iv) of the definition of Environmental Liability resulting from Third Party Claims arising from exposure to, or Releases of, Hazardous Substances occurring at or from a Facility prior to Closing to the extent arising out of the operation of the Business; and
(vii) Environmental Liabilities resulting from Third Party Claims for harm or injury to natural resources (other than Remedial Action) arising from Releases of Hazardous Substances at or from the Milford Facility prior to the Closing.
     Notwithstanding anything to the contrary set forth in this Agreement, capital and other costs or expenditures of environmental related compliance with Environmental Laws in the ordinary course of operating the Business (including closure and post closure expenditures) incurred after the Closing Date shall not be deemed to be Excluded Environmental Liabilities.
     "Facilities"  shall  mean  the  manufacturing facilities listed on Schedule
      ----------                                                        --------
1.1(D).
   ---
     "Final Working Capital" shall have the meaning set forth in Section 2.8(c).
      ---------------------
     "Financial Statements" shall mean the financial data set forth on Schedules
      --------------------                                             ---------
5.6(a)  and  (b).
-----        ---
     "Foreign  Implementing  Agreements" shall mean the various agreements to be
      ---------------------------------
executed by the Seller Corporations located outside of the United States of America after the date of this Agreement for the purpose of implementing the transfer and conveyance on the Closing Date, or as soon thereafter as can be effected, of Purchased Assets, Assumed Liabilities and the Shares to Purchaser or the designated Affiliate of Purchaser, as the case may be, by such Seller Corporations.
     "Foreign  Plan"  shall mean each material pension, profit sharing, savings,
      -------------
retirement, health, life, disability, deferred compensation, incentive, severance and fringe benefit plan, program, or arrangement maintained or contributed to by any Seller Corporation for the benefit of any Employees (non-US), other than plans, programs, or arrangements required to be maintained or contributed to by the Laws of the relevant jurisdiction and Plans maintained for the benefit of Employees (US).
     "GAAP" shall mean accounting principles and practices generally accepted in
      ----
the United States of America consistently applied by Pfizer. "Governmental Antitrust Entity" shall have the meaning set forth in Section
      -----------------------------
7.3(c).
     "Governmental  Authority"  shall mean any supranational, national, federal,
      -----------------------
state or local judicial, legislative, executive, administrative or regulatory authority.
     "Governmental  Authorizations"  shall  mean  all  licenses,  permits,
      ----------------------------
certificates  and  other  authorizations  and approvals required to carry on the
      -----
Business as conducted as of the date of this Agreement under the applicable Laws of any Governmental Authority.
     "Governmental  Order"  shall  mean  any  order,  writ, judgment, directive,
      -------------------
injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
     "Hazardous  Substances"  shall  mean  any  hazardous  substances within the
      ---------------------
meaning of Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 9601 et seq., or any substance, pollutant or contaminant that is regulated under any Environmental Law in effect at the time of Closing including any asbestos, any petroleum, oil (including crude oil or any fraction thereof), any radioactive material, any polychlorinated biphenyls, and any other substance that may give rise to liability under any Environmental Law.
     "Hong  Kong  Intercompany  Debt"  shall mean the US$10,000,000 intercompany
      ------------------------------
loan (including the related Intercompany Liability and Intercompany Receivable) that is intended to be due and owing as of the Closing by Schick Guangzhou Company Limited to Warner-Lambert Trading Co. Ltd.
     "HSR  Act"  shall  mean the Hart-Scott-Rodino Antitrust Improvements Act of
      --------
1976,  as  amended.
     "Income  Tax"  or  "Income Taxes" shall mean all Taxes based upon, measured
      -----------        ------------
by, or calculated with respect to (i) gross or net income or gross or net receipts or profits (including any capital gains, minimum Taxes and any Taxes on items of tax preference, but not including sales, use, real or personal property transfer or other similar Taxes); (ii) multiple bases (including corporate franchise, doing business or occupation Taxes) if one or more of the bases upon which such Tax may be based upon, measured by, or calculated with respect to, is described in clause (i) above; and (iii) withholding Taxes measured by, or calculated with respect to, any payments or distributions (other than wages).
     "Indebtedness"  of  any Person means (1) indebtedness for borrowed money of
      ------------
such person (including any long-term or short-term portions thereof) and (2) any indebtedness secured by the assets of, or guaranteed by, such Person or evidenced by a note, bond, letter of credit, indenture or similar instrument; provided, however, that Indebtedness shall not be deemed to include accounts payable incurred in the ordinary course of business or intercompany transactions.
     "Indemnified  Party"  shall  have  the meaning set forth in Section 8.3(a).
      ------------------
     "Indemnifying  Party"  shall  have the meaning set forth in Section 8.3(a).
      -------------------
     "Independent  Accountant"  shall  have  the  meaning  set  forth in Section
      -----------------------
2.8(c).
     "Information  Technology"  shall mean computer hardware, software, networks
      -----------------------
and/or  other  information  technology  used  in  the  Business.
     "Intellectual  Property"  shall  mean  (i)  Patent  Rights, (ii) Technology
      ----------------------
Rights, (iii) Trademark Rights, (iv) copyrights (registered and unregistered) and registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof, (v) rights in names, likenesses, images and other attributes of individuals, (vi) confidential, proprietary and/or trade secret business and technical information, including customer and vendor lists, (viii) software, including source, object and machine code), software programs documentation and manuals used in connection therewith, and all related databases, and (viii) agreements pursuant to which any Conveyed Company, Seller Corporation, or other Affiliate of Pfizer has obtained or granted the right to use any of the foregoing.
     "Intellectual  Property  Licenses"  shall  have  the  meaning  set forth in
      --------------------------------
Section  2.2(f).
     "Intercompany  Liabilities"  shall mean any Liability payable or owed by an
      -------------------------
Asset Selling Corporation or a Conveyed Company to Pfizer or any Affiliate of Pfizer as at Closing.
     "Intercompany  Receivables"  shall mean any Liability payable or owed to an
      -------------------------
Asset Selling Corporation or a Conveyed Company by Pfizer or any Affiliate of Pfizer as at Closing.
     "Interim  Period  Adjustments"  shall  mean  the adjustments to reflect (i)
      ----------------------------
consolidation of various entities comprising the Business, (ii) actual in-transit inventory amounts and (iii) audit adjustments.
     "Inventories"  shall mean all inventory, including raw materials, packaging
      -----------
supplies,  work-in-process  or  finished  goods  owned  by  each of the Conveyed
Companies  or  Asset  Selling  Corporations  in  respect  of  the  Business.
     "IRS"  shall  mean  the  Internal  Revenue  Service of the United States of
      ---
America.
     "Key  European  Countries"  shall  mean  France,  Germany,  and  the United
      ------------------------
Kingdom.
     "Knowledge  of  Pfizer"  shall  mean  the  actual  knowledge  of any of the
      ---------------------
individuals  listed  on Schedule 1.1(E) and the knowledge that such person would
      -                 ---------------
reasonably be expected to have in the normal exercise of such person's duties in the ordinary course of the Business.
     "Known  Milford  Issues"  shall mean (i) Remedial Action required under the
      ----------------------
federal Resource Conservation and Recovery Act, 42 U.S.C. 6921-6939e due to Releases occurring prior to the Closing; (ii) Remedial Action required under the ongoing actions being conducted under the Connecticut Transfer Act, Conn. Gen. Stat. 22a-134 et seq. due to Releases of Hazardous Substances occurring prior
                 -------
to the Closing; and (iii) Remedial Action required under the Connecticut Transfer Act due to the transactions contemplated by this Agreement due to Releases of Hazardous Substances occurring prior to the Closing. Further, in conducting Remedial Action pursuant to clauses (i) through (iii) above, Environmental Laws shall mean those Laws applicable to and governing the Remedial Action at the time the Remedial Action is being conducted and as necessary to achieve completion of the Remedial Action pursuant to the terms of
Section  8.10(d)  of  this  Agreement.
     "Laws"  shall include any federal, state, foreign or local law, common law,
      ----
statute,  ordinance,  rule,  regulation,  code  or  Governmental  Order.
     "Leased  Real Property" shall have the meaning set forth in Section 2.2(a).
      ---------------------
     "Liabilities"  shall  mean  any and all debts, liabilities and obligations,
      -----------
whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable.
     "Liens" shall mean any lien, security interest, mortgage, charge or similar
      -----
encumbrance.
     "Loss"  or  "Losses"  shall  have  the meaning set forth in Section 8.1(a).
      ----        ------
     "Management  Agreement" shall have the meaning set forth in Section 2.3(b).
      ---------------------
     "Material Adverse Change" shall mean a change that is materially adverse to
      -----------------------
the business results, operations or financial condition of the Business taken as a whole, but shall exclude any changes, effects, events, circumstances, occurrences or states of facts (a) that are generally applicable in the economies of the United States of America, the European Union, Japan or any other country in which there are transferred assets or sales of products of the Business in the international financial markets or in the securities, syndicated loan, credit or financial markets of the United States of America, the European Union, Japan or any other country in which there are transferred assets or sales of products of the Business; (b) that arise out of or are attributable to the acts or omissions of, or circumstances affecting, Purchaser and/or its Affiliates; (c) that generally affect the industries in which the Business operates; (d) that arise out of or are attributable to acts of terrorism or war (whether or not threatened, pending or declared) other than acts of terrorism or war that specifically and directly affect the assets necessary for the conduct of the Business; (e) that relate to any failure by the Business to meet internal projections or forecasts for any period (but not the underlying causes of such failure); or (f) that arise out of or are attributable to the public announcement of this Agreement or the transactions contemplated hereby.
     "Material  Adverse  Effect" shall mean an effect that is materially adverse
      -------------------------
to the business results, operations or financial condition of the Business taken as a whole.
     "Material  Contracts"  shall have the meaning set forth in Section 5.12(a).
      -------------------
     "Patent  Rights"  means  all  rights  to  and  in  the  patents  and patent
      --------------
applications  identified  in  Schedule  5.13,  together  with  any  extensions,
      ---                     --------------
reexaminations  and  reissues  of  such patents, patents of addition, divisions,
      --
continuations, continuations-in-part, and any subsequent filings in any country claiming priority therefrom.
     "Permitted  Encumbrances"  shall  mean (i) all Liens approved in writing by
      -----------------------
Purchaser; (ii) statutory Liens arising out of operation of Law (including mechanics', materialmens', carriers', workmens', warehousemens', repairmens', landlords' or other like Liens and security obligations) with respect to a Liability incurred in the ordinary course of business which are not delinquent and which are not reasonably likely to create a Material Adverse Effect; (iii) such Liens and other imperfections of title as do not materially detract from the value or impair the use of the property subject thereto or make such property unmarketable; (iv) Liens for Taxes not yet subject to penalties for nonpayment or which are being actively contested in good faith by appropriate proceedings.
     "Person"  shall  mean  an  individual,  a  limited liability company, joint
      ------
venture, a corporation, a partnership, an association, a trust, a division or operating group of any of the foregoing or other entity or organization.
     "Pfizer" shall have the meaning set forth in the heading of this Agreement.
      ------
     "Pfizer  Corporate  Insurance  Program"  shall mean the worldwide insurance
      -------------------------------------
coverages provided by or through Pfizer to its Affiliates in respect of property coverage and business interruption, marine cargo, general and product liability, directors and officers liability and crime.
     "Pfizer  Qualified  Plans"  shall  have  the  meaning  set forth in Section
      ------------------------
7.5(b)(i).
     "Plan"  shall mean any material employee benefit plan as defined in Section
      ----
3(3)  of  ERISA  and  any  other  material  written  plan, program, agreement or arrangement, whether qualified under applicable Law or not, maintained (or contributed to or required to be contributed to) by any Seller Corporation or any ERISA Affiliate, for the benefit of any Employee (US).
     "Pre-Closing  Tax  Period"  shall  have  the  meaning  set forth in Section
      ------------------------
7.4(g)(iii)(A).
     "Proceeding"  shall  have  the  meaning  set  forth  in  Section  10.11(b).
      ----------
     "Product Claim" shall mean a written claim from a third party addressed to,
      -------------
and received by, the Conveyed Companies or the Asset Selling Corporations prior to the Closing for money or other compensation (beyond the cost of a particular product) in respect of injury allegedly due and owing as a result of the use, application, malfunction or defect of a product of the Business irrespective of the legal theory of liability and in respect of which no lawsuit has been commenced prior to the Closing.
     "Product  Registrations"  shall  have  the  meaning  set  forth  in Section
      ----------------------
5.10(a).
      -
     "Purchased  Assets"  shall  have  the  meaning set forth in Section 2.2, it
      -----------------
being understood that the Purchased Assets do not include the Excluded Assets or the Shares.
     "Purchaser"  shall  have  the  meaning  set  forth  in  the heading of this
      ---------
Agreement.
      -
     "Purchaser  Qualified  Plans"  shall  have the meaning set forth in Section
      ---------------------------
7.5(b)(ii).
     "Purchaser  Tax Act" shall have the meaning set forth in Section 7.4(g)(i).
      ------------------
     "Real  Property"  shall  have  the  meaning  set  forth in Section 5.14(a).
      --------------
     "Real  Property Leases" shall have the meaning set forth in Section 2.2(a).
      ---------------------
     "Release"  means  any  spilling,  leaking,  pumping,  pouring,  emitting,
      -------
emptying,  injecting,  depositing,  disposing, discharging, dispersal, escaping,
      --
dumping or leaching into the environment, including surface water, soil or groundwater (including the abandonment or discarding of barrels, containers, and other receptacles containing Hazardous Substances) or as otherwise defined under Environmental Laws.
     "Remedial  Action"  shall  mean  action required under Environmental Law to
      ----------------
clean up soil, surface water, groundwater or air in both the indoor or outdoor environment in response to a Release of Hazardous Substances including associated action taken to investigate, monitor, assess and evaluate the extent and severity of any such Release; negotiations with Governmental Authorities and other third parties related to the above action taken to remediate any such Release; post-remediation monitoring of any such Release; negotiations with Governmental Authorities and other third parties relating to the above, and preparation of all reports, studies, analyses or other documents relating to the above. "Remedial Action" also shall refer to any judicial, administrative or other proceeding relating to any of the above, including the negotiation and execution of judicial or administrative consent decrees; responding to information requests and notices of violation by any Governmental Authority; or defending claims brought by any Governmental Authority or any other Person, whether such claims are equitable or legal in nature, relating to the cleanup of the indoor or outdoor environment, including air, soil, surface water, groundwater, and sediments in response to a Release of Hazardous Substances and associated actions. "Remedial Action" shall not include (a) the capital, operation and maintenance costs incurred by Purchaser to continue to operate the facilities, fixtures and Equipment which as of the Closing Date are being operated by any Asset Selling Corporation or Conveyed Company in compliance with Environmental Laws; or (b) the closure and post-closure expenditures related to such facilities, fixtures and Equipment.
     "Required  Governmental  Report"  shall  mean any written notice, report or
      ------------------------------
other filing by Purchaser that is necessary to comply with Environmental Law as a result of actions taken in the ordinary course of operating the Business; provided, however, that actions taken in the ordinary course of operating the Business shall not include any investigation undertaken voluntarily by Purchaser or at the request of a third party that is not required by Environmental Law.
     "Resolution  Period"  shall  have  the meaning set forth in Section 2.8(c).
      ------------------
     "Retained  Liabilities"  shall  have  the meaning set forth in Section 2.6.
      ---------------------
     "Retirement  Plan"  shall  have the meaning set forth in Section 7.5(b)(i).
      ----------------
     "Rights"  shall  have  the  meaning  set  forth  in  Section  2.3(a).
      ------
     "Savings  Plan"  shall  have  the  meaning  set forth in Section 7.5(b)(i).
      -------------
     "Section  2.9(i)  Allocation"  shall  have the meaning set forth in Section
      --------------   ----------
2.9.
     "Section  2.9(ii)  Allocation"  shall have the meaning set forth in Section
      ---------------   ----------
2.9.
     "Securities  Act"  shall  mean  the  Securities  Act  of  1933, as amended.
      ---------------
     "Seller Corporations" shall mean Pfizer, the Stock Selling Corporations and
      -------------------
the  Asset  Selling  Corporations.
     "Seller's Business" shall mean any activities or business carried on at any
      -----------------
time by any of the Conveyed Companies or the Seller Corporations or any Affiliate of Pfizer other than the Business.
     "Shares"  shall  have  the  meaning  set  forth  in  the  recitals  hereto.
      ------
     "Share  Purchase Price" shall have the meaning set forth in Section 2.7(a).
      ---------------------
     "Stock  Selling  Corporations" shall mean those entities listed on Schedule
      ----------------------------                                      --------
1.1(F).
 -----
     "Straddle  Period"  shall  have the meaning set forth in Section 7.4(a)(i).
      ----------------
     "Subsidiary"  shall  mean  an entity as to which Pfizer or Purchaser or any
      ----------
other relevant entity, as the case may be, owns directly or indirectly 50% or more of the voting power or other similar interests. Any Person which comes within this definition as of the date of this Agreement but thereafter fails to meet such definition shall from and after such time not be deemed to be a Subsidiary of Pfizer or Purchaser or any other relevant entity, as the case may be. Similarly, any Person which does not come within such definition as of the date of this Agreement but which thereafter meets such definition shall from and after such time be deemed to be a Subsidiary of Pfizer or Purchaser or any other relevant entity, as the case may be.
     "Tax"  or  "Taxes"  shall  mean  all  taxes, charges, duties, fees, levies,
      ---        -----
imposts or other assessments, including income, excise, property, sales, value added, profits, license, withholding (with respect to compensation or otherwise), payroll, employment, net worth, capital gains, transfer, stamp, social security, national insurance, environmental, occupation and franchise taxes, imposed by any Governmental Authority, and including any interest, penalties and additions attributable thereto.
     "Tax  Claim"  shall  have  the  meaning  set  forth  in  Section  7.4(i).
      ----------
     "Tax  Return"  or "Tax Returns" shall mean any return, report, declaration,
      -----------       -----------
information return, statement or other document filed or required to be filed with any Governmental Authority, in connection with the determination, assessment or collection of any Tax or the administration of any Laws relating to any Tax.
     "Technology  Rights"  shall  mean  all  rights  in  (i) inventions, whether
      ------------------
patentable or nonpatentable, whether or not reduced to practice, and not yet made the subject of a pending patent application or applications, (ii) ideas and conceptions of potentially patentable subject matter, including any invention and/or patent disclosures, whether or not reduced to practice and not yet made the subject of a patent application, (iii) confidential, proprietary and/or trade secrets, technical information and/or know-how (including any ideas, formulas, compositions, inventions and conceptions or inventions whether patentable or nonpatentable, whether or not reduced to practice) (iv) technology (including know-how and show-how), manufacturing and productions processes and techniques, service and repair manuals, research and development, information, drawings, specifications, designs, plans, proposals, technical data and copyrightable works, whether secret or confidential or not, (v) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights and (vi) all documents, information and records (including research and testing notebooks, memoranda, and designs) in any accessible format or medium (including, but not limited to, paper records, photographs, audio and visual tape recordings, computer storage media and other information storage media) pertaining to any of the foregoing, including patentable or potentially patentable subject matter.
     "Third  Party  Claim"  shall  have the meaning set forth in Section 8.4(a).
      -------------------
     "Trademark  Rights"  shall  mean  registered  and  unregistered trademarks,
      -----------------
service marks, brand names, certification marks, trade dress, goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application.
     "Transitional  Intellectual  Property  License  Agreement"  shall  have the
      --------------------------------------------------------
meaning  set  forth  in  Section  7.11.
     "Transitional  Services  Agreement"  shall  have  the  meaning set forth in
      ---------------------------------
Section  7.10.
     "WARN"  shall mean the Worker Adjustment and Retraining Notification Act of
      ----
1988,  as  amended.
     "Working  Capital  of  the Business" shall mean the current assets less the
      ----------------------------------
current liabilities of the Business, determined in accordance with GAAP on a basis consistent with the preparation of the Financial Statements, provided that there shall be excluded from such determination the Excluded Assets, the Retained Liabilities, and all short-term borrowings and all severances related to the transactions contemplated by this Agreement, and all transaction-related expenses, and there shall be included in such determination (i) Cash Equivalents to the extent transferred to Purchaser as provided in the parenthetical to
Section 2.4(a)(i) (notwithstanding that Cash Equivalents were excluded in the preparation of the Financial Statements); and (ii) accruals or reserves for deferred Taxes. Only Income Taxes and Deferred Taxes related to the Conveyed Subsidiaries are included in the calculation of Working Capital of the Business.
     "Working  Capital  Statement"  shall  have the meaning set forth in Section
      ---------------------------
2.8(a).
Section  1.2     Other  Definitional  Provisions.  (a)  The  words  "hereof",
                 -------------------------------
"herein", "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(a) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.
(b)     The terms "dollars" and "$" shall mean United States of America dollars.
(c)     The  term  "including"  shall  mean  "including,  without  limitation."
(d) When a reference is made in this Agreement to an Article, a Section, an Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated.
ARTICLE  II

PURCHASE  AND  SALE
Section  2.1     Purchase and Sale of Shares of the Conveyed Subsidiaries.  Upon
                 --------------------------------------------------------
the terms and subject to the conditions set forth herein, at the Closing, Pfizer shall cause the Stock Selling Corporations to sell to Purchaser, and Purchaser agrees to purchase from the Stock Selling Corporations, free and clear of all Liens, the Shares.
Section  2.2     Purchase  and Sale of Assets of the Asset Selling Corporations.
                 --------------------------------------------------------------
Upon the terms and subject to the conditions set forth herein, at the Closing, Pfizer shall cause each Asset Selling Corporation to sell, convey, assign and transfer to Purchaser, and Purchaser shall purchase, acquire and accept from each Asset Selling Corporation, free and clear of all Liens, other than Permitted Encumbrances, all of such Asset Selling Corporation's right, title and interest in the assets, properties and rights owned or held by such Asset Selling Corporation on the date hereof relating primarily to the Business or acquired by such Asset Selling Corporation primarily for the Business prior to the Closing (subject to any decreases or dispositions thereof as may occur prior to Closing in the ordinary course of business, and not in violation of Section
7.2  hereof) (collectively, the "Purchased Assets").  The Purchased Assets shall
                                 ----------------
include all assets, properties and rights reflected on the Financial Statements (except to the extent disposed of or decreased in the ordinary course of business since the date thereof) and, except as expressly provided otherwise herein, shall include those certain assets, properties and rights described in the following clauses (a) through (q):
(a) the leasehold interests, including any prepaid rent, security deposits and options to renew or purchase in connection therewith, of the Asset Selling Corporations in real property (the "Leased Real Property" and the leases
                                         ----------------------
relating  to such Leased Real Property, the "Real Property Leases") that are set
                                             --------------------
forth  on  Schedule  2.2(a);
           ----------------
(b) the Real Property owned by any of the Asset Selling Corporations that are set forth on Schedule 5.14(a);
                     -----------------
(c) the furniture, equipment, machinery, supplies, vehicles, spare parts, tools, personal property and other tangible property owned, leased or licensed by the Asset Selling Corporations and primarily used by the Business (collectively, the "Equipment" and leases relating to such Equipment so leased
                      ---------
by  the  Asset  Selling  Corporations,  the  "Equipment  Leases");
                                              -----------------
(d) the contracts, licenses (other than Intellectual Property Licenses), agreements and commitments relating solely to the Business (excluding contracts, licenses, agreements and commitments relating to the Excluded Assets) (the "Assumed Contracts");
     --------------
(e) the Inventories of the Asset Selling Corporations, and Cash Equivalents to the extent not transferred to Pfizer or one of its Affiliates and are included in the calculation of Working Capital of the Business in Section 2.8.;
(f) all rights to the Intellectual Property owned, utilized or licensed by the Asset Selling Corporations and used, or being developed for use, primarily in the Business (the licenses relating to Intellectual Property so licensed by any of the Asset Selling Corporations sometimes referred to as the "Intellectual
                                                                    ------------
Property  Licenses");  to  the  extent any Intellectual Property, other than the
------------------
"Pfizer" and "Warner Lambert" names and logos, is owned, utilized or licensed by
---
Pfizer or any Affiliate and is used, or being developed for use, for the Business and is used by one or more other businesses of Pfizer and its
Affiliates or is not transferable by Pfizer or any Affiliate, then such Intellectual Property will be retained by Pfizer or one of its Affiliates and at the Closing, Pfizer and/or its applicable Affiliate will, subject to Section 2.3 and except to the extent Pfizer's rights to such Intellectual Property do not allow it to grant such license, grant to Purchaser and its Affiliates a royalty-free license of such Intellectual Property exclusive to the field of the Business;
(g) Product Registrations (and applications therefor) owned, utilized or licensed by the Asset Selling Corporations relating primarily to the Business and to the extent transferable;
(h) transferable Governmental Authorizations, including Environmental Permits, owned, utilized or licensed (subject to the terms of such licenses) by the Asset Selling Corporations relating primarily to and required in the operation of the Business as it is currently conducted
(i) (i) the databases and software programs (including, source code, object code, machine code, firmware, and the like), and user manuals, documentation, instruction manuals, and the like, owned, used, leased by or licensed to any of the Asset Selling Corporations, Conveyed Companies, and/or Conveyed Subsidiaries and used, or being developed for use, primarily in the Business to the extent transferable; and (ii) all computer hardware used solely in the Business;
(j) all customer and vendor lists to the extent relating primarily to the Business, and all files and documents (including credit information) to the extent relating solely to customers and vendors of the Business, and all other business and financial records, files, books and documents (whether in hard copy, computer format or any other storage media) to the extent relating primarily to the Business;
(k)     the  accounts  and  notes  receivable  of  the  Business;
(l)     the  goodwill  of  the  Business;
(m) all advertising, marketing, sales creative and promotional materials relating primarily to the Business;
(n)     all  domain  names  set  forth  on  Schedule  2.2(n)  and  any  and  all
                                            ----------------
variations, derivations, extensions, renewals or registrations therefor pertaining to the Business;
(o) all warranties and all claims in respect of deposits, prepayments and refunds and rights of set off against third parties that relate primarily to the Purchased Assets;
(p) all insurance policies, if any, with third parties (other than policies under or pursuant to the Pfizer Corporate Insurance Program or shared with other Pfizer entities) held in the name of the Asset Selling Corporations and relating solely to the Business to the extent assignable; and
(q)     all  other  assets  set  forth  on  Schedule  2.2(q).
                                            ----------------
Section  2.3     Consents.   (a)  Subject  to  the  provisions of Section 4.2 of
                 --------
this Agreement, any Real Property Lease, Equipment Lease, Intellectual Property License, Assumed Contract, agreement, lease, license or right which is included in the Purchased Assets (collectively, the "Rights") which is not assignable or
                                             ------
transferable without the consent of any Person other than the Asset Selling Corporations, the Conveyed Companies or any Subsidiary of Pfizer or Purchaser, to the extent that such consent shall not have been given prior to the Closing, will, at Closing, be assigned or transferred to Purchaser contingent upon the receipt of such consents. Pfizer agrees promptly to request all such consents, as may be required, and to use commercially reasonable efforts to obtain such consents and to otherwise obtain satisfaction of conditions to such assignments or transfers as soon as reasonably practicable after the date of this Agreement.
     Nothing in this Agreement shall be construed as an attempt to assign to Purchaser any Rights having the following character:
(i) any lease, license, contract, engagement or commitment which, as a matter of law or by the terms thereof, is not assignable without the consent of the other party or parties to such lease, license, contract, engagement or commitment, unless such consents shall have been given; or
(ii) any claim or demand thereunder as to which all of the remedies for the enforcement thereof enjoyed by the assignor would not, as a matter of law, pass to Purchaser as an incident of the transfers to be made under this Agreement. Purchaser and each of the Seller Corporations shall have the continuing obligation after the Closing to use commercially reasonable efforts to endeavor to obtain all necessary consents to the assignment of the Rights (provided that neither the Seller Corporations nor any of their respective Subsidiaries nor Purchaser shall be required to commence any litigation or offer or grant any accommodation (financial or otherwise) to any third party) and, upon obtaining the requisite third party consents thereto, such Rights shall be transferred and assigned to Purchaser hereunder. Neither Purchaser nor the Seller Corporations shall be under any obligation to obtain consents to the assignment of any insurance policies other than to request the same and the provisions of Section 2.3(b) shall not apply to insurance policies.
(b) With respect to any Rights which are not assigned to Purchaser at the Closing, after the Closing and until any requisite consent is obtained and the foregoing assigned to Purchaser Pfizer and each of the Seller Corporations shall use commercially reasonable efforts to obtain for Purchaser an arrangement, reasonably acceptable to Purchaser, designed to provide for Purchaser the benefits thereof in some other manner, provided, that none of Seller
                                             --------
Corporations, Purchaser nor any of the Conveyed Companies or their respective Affiliates shall be required to expend money without reimbursement, commence any litigation or offer or grant any unreasonable accommodation (financial or otherwise) to any third party in order to obtain such benefits. Until such Rights are assigned to Purchaser with such consent, or the Delayed Transfer Deadline, whichever is earlier, the applicable Seller Corporation shall hold the Rights in trust for Purchaser. Until the Delayed Transfer Deadline or the effective date of such assignment, whichever is earlier, in order that the full value of the Rights may be realized for the benefit of Purchaser, the applicable Seller Corporation will, at the request and under the direction of the Purchaser, in the name of the applicable Seller Corporation or otherwise as Purchaser shall specify, take all such action and do or cause to be done all such lawful things as shall be commercially reasonable in order that the obligations of the applicable Seller Corporation thereunder may be performed in such manner that the value of such Rights shall be preserved and shall inure to the benefit of Purchaser, and that the collection of any moneys due and payable or to become due and payable to Purchaser in and under the Rights shall be received by Purchaser; and the applicable Seller Corporation will promptly pay over to Purchaser all moneys collected by or paid to the applicable Seller Corporation in respect of every such Right. In addition, if transfers of Conveyed Companies or aggregate Purchased Assets in a particular country (each, a "Business Unit") cannot be obtained as of Closing because of required
    --------------
third-party  consents  (whether  in  respect  of Rights, Competition Laws or any
   -----
other  basis) that have not been obtained, Pfizer and Purchaser shall enter into
   -
management  agreements  reasonably acceptable to each party (each, a "Management
                                                                      ----------
Agreement")  pursuant  to which Pfizer shall operate such Business Units for the
 --------
benefit of Purchaser and (to the extent permitted by law) at the direction of Purchaser, consistent with the letter agreement attached as Exhibit H hereto until the transfer of such Business Unit or the Delayed Transfer Deadline, whichever is earlier. Upon the occurrence of the Delayed Transfer Deadline, Purchaser and Pfizer shall negotiate in good faith to arrive at a valuation for any and all Rights and Business Units that have not been transferred, which valuation shall take into account the significance of the Business Unit to the overall Business, as conducted immediately prior to Closing. If after 30 days the parties have been unable to agree, each party shall nominate an investment bank and the two investment banks shall, within 15 days, select a third investment bank, which third investment bank shall, within 45 days after its selection, make a binding determination of the value of such Rights and Business Units, which amount Pfizer shall promptly pay to Purchaser as an adjustment to the Purchase Price.
(c) Purchaser acknowledges that certain consents to the transactions contemplated by this Agreement may be required from parties to the Rights and that such consents have not been and may not be obtained. Provided that Pfizer is in full compliance with the provisions of subsections (a) and (b) above and has satisfied any disclosure obligations under this Agreement with respect to such consents, Purchaser agrees that no representation or warranty of Pfizer contained herein shall be breached or deemed breached, and, except as set forth in Section 4.2 of this Agreement, no condition to Purchaser's obligations to close the transactions contemplated by this Agreement shall be deemed not satisfied  as  a  result  of  the  failure  to  obtain  any  such  consent.
Section  2.4     Excluded  Assets  of  the  Business.   (a)  Notwithstanding any
                 -----------------------------------
provision in this Agreement, Purchaser is not purchasing any of the following (the "Excluded Assets"):
       ----------------
(i)     Cash  Equivalents  (except  to  the extent that Cash Equivalents are not transferred pursuant to Section 2.4(b) or 7.21 and are reflected in the calculation of the Working Capital of the Business pursuant to Section 2.8);
(ii) All Intercompany Receivables, other than amounts due and owing among the Conveyed Companies and the Asset Selling Corporations in respect of the Business;
(iii) With respect to the Asset Selling Corporations, all Tax losses and Tax loss carry forwards and rights to receive refunds, credits and credit carry forwards with respect to any and all Taxes, to the extent attributable to a taxable period (or portion thereof) ending on or prior to the Closing Date, including interest thereon, whether or not the foregoing is derived from the Business;
(iv)     the  corporate  books  and  records  of the Asset Selling Corporations;
(v) all current and prior insurance policies (other than as referred to in Sections 2.2(p) and 7.15 of this Agreement) and all rights of any nature with respect thereto, including all insurance recoveries other than as provided in
Section  7.15;
(vi)     except as expressly set forth herein, all assets of any Plan or Foreign
Plan;
(vii)     the  "Pfizer"  and  "Warner  Lambert"  names  and  logos;
(viii) all legal and beneficial interest in the share capital, equity interest or assets not related primarily to the Business; and
(ix)     any  legal  or  beneficial  interest  in  the assets listed on Schedule
                                                                        --------
2.4(a)(ix),  notwithstanding  the fact that such assets are related primarily to
     -----
the  Business.
(b) Pfizer may take (or cause one or more of its Affiliates to take) such action as is necessary or advisable to transfer effective as of the Closing Date the Excluded Assets from the Conveyed Companies and each of the Asset Selling Corporations to Pfizer or one or more of its Affiliates for such consideration or for no consideration, as may be determined by the Seller Corporations in their sole discretion. After the Closing Date, Purchaser shall take all actions (or shall cause its Affiliates to take all actions) reasonably requested by the Seller Corporations to effect the provisions of this Section 2.4, including the return of any Excluded Assets. Any action taken pursuant to this Section 2.4(b) after the Closing Date shall be deemed for the purposes of
Section 2.8 to have occurred on the Closing Date and shall be reflected in the calculation of the Working Capital of the Business pursuant to Section 2.8 where the relevant Excluded Asset falls within the Working Capital of the Business.
Section  2.5     Assumption  of  Certain  Obligations of the Business.  Upon the
                 ----------------------------------------------------
terms and subject to the conditions of this Agreement, Purchaser agrees, effective at the Closing, to assume and to satisfy and discharge all Liabilities of the Seller Corporations to the extent relating to the Purchased Assets or the Business and to cause the Conveyed Companies to satisfy and discharge their respective Liabilities, whether arising prior to or after the Closing, and whether accrued or fixed, known or unknown, absolute or contingent, matured or unmatured or determined or determinable as of the Closing Date, other than the Retained Liabilities (all of the foregoing liabilities and obligations being herein collectively called the "Assumed Liabilities"). Assumed Liabilities
                                    --------------------
shall  include,  but  not  be  limited  to,  the  following:
(a) all lawsuits commenced and claims made after the Closing to the extent resulting from the conduct of the Business or the ownership of the Shares or the
     Purchased Assets prior to or after the Closing, including lawsuits and claims relating to alleged Intellectual Property infringement;
(b) all Liabilities for Taxes to the extent accrued or reserved against in the Working Capital Statement;
(c) all Liabilities, including all lawsuits commenced and all claims made prior to or after the Closing, arising from the design, manufacture, testing, marketing, distribution or sale of any products of the Business prior to or after the Closing, including warranty obligations and irrespective of the legal theory asserted;
(d) all Liabilities to suppliers for materials and services relating to the Business ordered in the ordinary course of business prior to the Closing, but scheduled to be delivered or provided thereafter, and all Liabilities to customers under purchase orders for products of the Business which have not yet been shipped at Closing;
(e) all Liabilities arising prior to or after the Closing under any contracts, agreements, leases, licenses or commitments that are assigned to Purchaser pursuant to Section 2.1, 2.2 or 2.3 at or subsequent to the Closing;
(f) all Liabilities with respect to products of the Business returned prior to or after the Closing as set forth in Section 7.17;
(g) all Environmental Liabilities, whether arising prior to or after the Closing, other than the Excluded Environmental Liabilities;
(h) all Liabilities to Employees with respect to periods after the Closing, except as otherwise provided in this Agreement; and
(i) all other Liabilities arising prior to or after the Closing relating to the ownership or operation of the Purchased Assets or the Conveyed Companies.
Section  2.6     Retained  Liabilities  of  the  Business.  Notwithstanding  any
                 ----------------------------------------
provision in this Agreement, the Seller Corporations shall retain and be responsible only for the following liabilities relating to the Business (the "Retained Liabilities"):
   -------------------
(a)     the  Excluded  Environmental  Liabilities;
(b) Liabilities resulting from all lawsuits pending as of the Closing to the extent resulting from the conduct of the Business by any Seller Corporation or Conveyed Company prior to the Closing, or otherwise relating to the operation of the Business or the Seller's Business prior to Closing, including the pending lawsuits listed on Schedule 5.8;
                      -------------
(c)     Liabilities  for  which  any  Seller  Corporation  expressly  has responsibility  pursuant  to  the  terms  of  this  Agreement;
(d)     Liabilities  exclusively  associated  with  the  Excluded  Assets;
(e) Intercompany Liabilities, other than amounts due and owing among the Conveyed Companies and the Asset Selling Corporations in respect of the Business;
(f) Liabilities or obligations to former employees of the Seller Corporations and liabilities or obligations to Employees which accrued prior to the Closing, except (i) as otherwise provided in this Agreement, (ii) as accrued and provided for on the Working Capital Statement, (iii) amounts at the Closing applicable to the Wilkinson Sword GmbH Pension Plan that were reflected in the Financial Statements for the year ended December 31, 2001, (iv) other employee and former employee accrued liabilities at the Closing that will not exceed $2,000,000 that was reflected in the Financial Statements for the year ended December 31, 2001, or (v) liabilities or obligations with respect to former employees or Employees with respect to which assets are or will be transferred pursuant to this Agreement;
(g) Liabilities from Product Claims reported and pending as of the Closing, including the pending Product Claims listed on Schedule 5.8;
                                                      -------------
(h) any and all Liabilities for Taxes related to the Business or the Purchased Assets for taxable periods prior to the Closing, except for (i) Taxes attributable to actions of Purchaser occurring after the Closing or (ii) to the extent reflected or reserved against in the Working Capital Statement;
(i) any and all Liabilities, excluding Products Liabilities claims, of the Conveyed Companies arising prior to or after the Closing to the extent such Liabilities arise from acts prior to the Closing and are not related to, or arise out of, the operation of the Business or the ownership or use of the Purchased Assets;
(j) post-retirement medical insurance, post-retirement life insurance and any other post-retirement benefits for former employees of the Business and for Employees who would otherwise be eligible for such benefits as of the Closing (except as may otherwise be required by Law); and
(k) any and all Indebtedness of the Business existing as of Closing, including any Indebtedness of any Conveyed Company or Asset Selling Corporation other than Indebtedness of a Conveyed Company to another Conveyed Company and the Hong Kong Debt.
Section  2.7     Purchase Price.  (a)  In consideration of the sale and transfer
                 --------------
of the Shares, Purchaser agrees to purchase from Pfizer and the Stock Selling Corporations the Shares and to assume the Assumed Liabilities for an aggregate purchase price of $582,162,000, allocated among the Shares as described in
Schedule  2.9  (the  "Share  Purchase  Price").
     --------         ----------------------
(b) In consideration of the sale and transfer of the Purchased Assets, Purchaser agrees to purchase from each Asset Selling Corporation the Purchased Assets and to assume and satisfy the Assumed Liabilities owned by such Asset Selling Corporation for an aggregate purchase price of $347,838,000, allocated among the Asset Selling Corporations as described in Schedule 2.9 (the "Asset
                                                        ------------       -----
Purchase  Price"  and,  together  with  the Share Purchase Price, the "Aggregate
  -------------                                                        ---------
Purchase  Price").
  -------------
(c) The Aggregate Purchase Price ($930,000,000) shall be paid in immediately available funds, by wire transfer in accordance with written instructions given by Pfizer to Purchaser not less than 2 Business Days prior to the Closing. The Aggregate Purchase Price shall be subject to the adjustment provisions of
Section  2.8  and  shall  be  allocated  as  described  in  Section  2.9.
Section  2.8     Purchase  Price  Adjustment.  (a)  Within  90  days  after  the
                 ---------------------------
Closing Date, Pfizer shall deliver to Purchaser a statement of the Working Capital of the Business as of the Closing Date (the "Working Capital
                                                               ----------------
Statement"). The Working Capital Statement shall be unaudited and shall state the Working Capital of the Business excluding Cash Equivalents to the extent it is an Excluded Asset as of the Closing Date, taking into account any transfers made pursuant to Section 2.4(b) and the settlement of any Liabilities referred to in Section 2.6(e) after the Closing Date, which for the purposes of the Working Capital Statement shall be deemed to have been settled on the Closing Date at the amount settled. Purchaser shall provide Pfizer with access to the books, records, and personnel of the Business to the extent reasonably necessary for Pfizer to prepare the Working Capital Statement. Pfizer shall also consult with Purchaser in connection with the preparation of the Working Capital Statement to the extent reasonably necessary to prepare the Working Capital Statement.
(b) During the period of 60 days following the receipt by Purchaser of the Working Capital Statement, Purchaser and its independent accountants shall be permitted to review the supporting workpapers used to prepare the Working Capital Statement and shall have access to personnel of Pfizer as may be reasonably necessary to permit it to review in detail the manner in which the relevant statements were prepared.
(c) Purchaser may dispute the amounts reflected on the line items of the Working Capital Statement (a "Disputed Item"), but only (i) on the basis that an
                              -------------
entry contained on such Working Capital Statement is based on facts or occurrences arising solely between the date of the Financial Statements and the date of the Working Capital Statement; (ii) on the basis that a Disputed Item does not reflect, or has not been made in a manner consistent with, the provisions of this Agreement; and (iii) to the extent the amount disputed with respect to any one Disputed Item exceeds $50,000 with respect to an individual item or series of related items and all such allowable Disputed Items exceed $1,000,000 in the aggregate; provided, however, Purchaser shall notify Pfizer in
                             --------  -------
writing of each Disputed Item, and specify the amount thereof in dispute and the basis therefor, within 60 days after receipt of the Working Capital Statement. The failure by Purchaser to provide a notice of Disputed Items to Pfizer within such 60 day period will constitute Purchaser's acceptance of all the items in the Working Capital Statement.
(d) If a notice of Disputed Items shall be timely delivered pursuant to subclause (b) above, Pfizer and Purchaser shall, during the 30 Business Days following the date of such delivery (the "Resolution Period"), negotiate in good
                                          -----------------
faith to resolve the Disputed Items. If, during such Resolution Period the parties are unable to reach agreement, Pfizer and Purchaser shall refer all unresolved  Disputed  Items  to  Deloitte & Touche LLP, or any other independent accounting firm as Pfizer and Purchaser shall mutually agree upon (the "Independent Accountant"). The Independent Accountant shall make a
         ---------------
determination with respect to each unresolved Disputed Item within 15 days after
         ---
its engagement by Pfizer and Purchaser to resolve such Disputed Items, which determination shall be made in accordance with the rules set forth in this
Section 2.8. The Independent Accountant shall deliver to Pfizer and Purchaser, within such 15 day period, a report setting forth its adjustments, if any, to the Working Capital Statement and the calculations supporting such adjustments. Such report shall be final, binding on the parties and conclusive. Pfizer and Purchaser shall each pay one-half of all the costs incurred in connection with the engagement of the Independent Accountant. As used herein, "Final Working
                                                                   -------------
Capital" shall mean (i) if no notice of Disputed Items is delivered by Purchaser
  -----
within the period provided in subclause (b) above, Working Capital of the Business as shown in the Working Capital Statement as prepared by Pfizer; or
(ii) if such a notice of Disputed Items is delivered by Purchaser, either (x) Working Capital of the Business as agreed to in writing by Pfizer and Purchaser; or (y) Working Capital of the Business as shown in the Independent Accountant's calculation delivered pursuant to this subclause (c). The parties acknowledge that they have discussed their past contacts, if any, with the Independent Accountant, and that neither party shall have the right to object to the
Independent Accountant's service in such role by reason of non-disclosure of past contacts, conflicts of interest, or any other reason.
(e) If the Final Working Capital excluding Cash Equivalents to the extent it is an Excluded Asset is less than $132,500,000, then Pfizer, on behalf of the Seller Corporations, shall, within 10 days after the determination of the Final Working Capital, pay to Purchaser, by wire transfer of immediately available funds in accordance with written instructions given to Pfizer by Purchaser, the amount of such shortfall, together with interest on such amount from the Closing Date to the date of such payment at a rate equal to the 90-day London Interbank Offered Rate prevailing at the Closing Date minus 1/8%, as determined by Pfizer. If the Final Working Capital is greater than $132,500,000 then Purchaser shall, within 10 days after the determination of the Final Working Capital, pay to Pfizer, by wire transfer of immediately available funds in accordance with written instructions given by Pfizer to Purchaser, the amount of such excess, together with interest on such amount from the Closing Date to the date of such payment at an annual rate equal to the 90-day London Interbank Offered Rate prevailing at the Closing Date plus 0.2%, as determined by Pfizer. Notwithstanding the foregoing, Pfizer agrees to make one or more installment payments toward the payment provided for in this Section 2.8(d) at such times as amounts reflected in the calculation of the Working Capital of the Business become fixed and are not Disputed Items and the non-Disputed Items are such that a payment would be due and owing to Purchaser pursuant to the first sentence of this subsection (d). Similarly, Purchaser agrees to make one or more installment payments toward the payment provided for in this Section 2.8(d) at such times as amounts reflected in the calculation of the Working Capital of the Business become fixed and are not Disputed Items and the non-Disputed Items are such that a payment would be due and owing to Pfizer pursuant to the second sentence of this subsection (d). The final installment payment to be made after the determination of Final Working Capital shall take into account all previously-made installment payments.
Section  2.9     Allocation  of the Aggregate Purchase Price.  Pfizer, on behalf
                 -------------------------------------------
of itself and the Seller Corporations, and Purchaser (i) have agreed to the allocation of the Aggregate Purchase Price among the Conveyed Subsidiaries and the Asset Selling Corporations as set forth in Schedule 2.9 (the "Section 2.9(i)
                                               ------------       --------------
     Allocation")  and  (ii)  shall  agree  as set forth below on the allocation
     ----------
among the Purchased Assets sold by each Asset Selling Corporation of the Asset Purchase Price allocable to such Asset Selling Corporation as set forth in
Schedule  2.9  (the  "Section 2.9(ii) Allocation" and, together with the Section
     --------         --------------------------
2.9(i)  Allocation,  the  "Allocation").  Each of the Seller Corporations on the
                           ----------
one hand and Purchaser on the other shall (i) be bound by the Allocation for purposes of determining any Taxes; (ii) prepare and file, and cause its Affiliates to prepare and file, its Tax Returns on a basis consistent with the Allocation; and (iii) take no position, and cause its Affiliates to take no position, inconsistent with the Allocation on any applicable Tax Return or in any proceeding before any taxing authority or otherwise. In the event that the Allocation is disputed by any taxing authority, the party receiving notice of the dispute shall promptly notify the other party hereto, and both Pfizer and Purchaser agree to use their best efforts to defend such Allocation in any audit or similar proceeding, and the matter shall be handled as a Tax Claim described in Section 7.4(i)(B). Each of the Seller Corporations and Purchaser acknowledge that the Section 2.9(i) Allocation was done at arm's length based upon a good faith estimate of fair market values. Pfizer and Purchaser agree that Purchaser shall choose an independent appraisal firm to perform an appraisal to support the Section 2.9(ii) Allocation. The cost of such appraisal firm shall be borne by Purchaser. Pfizer shall be provided with a copy of the appraiser's report at least 15 working days prior to Closing and, provided that Pfizer consents to the report (which consent shall not be unreasonably withheld), the Section 2.9(ii) Allocation shall be made as specified in the report. If Pfizer does not consent to the appraiser's report, Pfizer and Purchaser shall use their best efforts to mutually agree prior to Closing (or, if they fail to reach an agreement prior to Closing, the parties shall mutually agree after Closing) on any changes to be made to the report and the Section 2.9(ii) Allocation shall be made as specified in the report so changed. Working capital adjustments pursuant to Section 2.8 and other post-Closing adjustments, if any, to the Aggregate Purchase Price shall be allocated to the Conveyed Company or to the Asset Selling Corporation to which the adjustment relates, and shall be further allocated (if relevant for purposes of any applicable Law) to the assets to which the adjustment relates. The Aggregate Purchase Price allocation to such Conveyed Company or Asset Selling Corporation shall be correspondingly increased or decreased. Pfizer and Purchaser acknowledge that, in accordance with GAAP, the fair market value of the Purchased Assets is not less than the net book value of the Purchased Assets and that, in accordance therewith, if after all other adjustments to the Allocation are made, the Allocation with respect to any Asset Selling Corporation, when expressed in the relevant local currency at the rate of exchange used to determine Final Working Capital, is less than the local currency net book value, determined in accordance with GAAP, of the Purchased Assets of such Asset Selling Corporation as of the Closing Date, then the Allocation with respect to such Asset Selling Corporation shall be adjusted so that it is equal to such local currency net book value converted at the rate of exchange used to determine Final Working Capital and a corresponding adjustment will be made to the Allocation pro rata with respect to Warner-Lambert Company and Warner Lambert Trading Co. Ltd. based on their relative Aggregate Purchase Price allocation.
ARTICLE  III

CLOSING
Section  3.1     Closing.  (a)  The  Closing  shall take place at the offices of
                 -------
Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, at 10:00 A.M., New York time on the 5th Business Day following the satisfaction or waiver of the conditions precedent specified in Article IV (other than the conditions to be satisfied on the Closing Date, but subject to the waiver or satisfaction of such conditions), or at such other times and places as the parties hereto may mutually agree; provided, however, that without the agreement
                                   --------  -------
     of Pfizer and Purchaser, the Closing shall not occur later than the date specified in Section 9.1(b). The date on which the Closing occurs is called the "Closing Date." The Closing shall be deemed to occur and be effective as of
 -------------
12:01  A.M.,  New  York  City  time,  on  the  Closing  Date.
 --
(b) At the Closing, Pfizer shall deliver or cause to be delivered to Purchaser the instruments and documents set forth in Exhibit A, in each case in a form reasonably acceptable to Purchaser.
(c) At the Closing, Purchaser shall deliver to Pfizer, as agent for the Seller Corporations, the following: (i) the Aggregate Purchase Price, by wire transfer in immediately available funds to one or more accounts specified in writing by Pfizer at least 2 Business Days prior to the Closing Date and (ii) the instruments and documents set forth in Exhibit B, in each case in a form reasonably acceptable to Pfizer.
ARTICLE  IV

CONDITIONS  TO  CLOSING
Section  4.1     Conditions  to  the  Obligations  of Purchaser and Pfizer.  The
                 ---------------------------------------------------------
respective obligations of each of the parties to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions precedent:
(a) There shall not (i) be in effect in the United States of America, Japan, the European Union or any Key European Country any Law or Governmental
Order that makes illegal or enjoins or prevents in any respect the consummation of the transactions contemplated by this Agreement, or which would result in a Material Adverse Effect, or (ii) have been commenced, and shall be continuing, or threatened in writing any action or proceeding by any Governmental Authority of the United States of America, Japan, the European Union or any Key European Country that seeks to prevent or enjoin in any respect the transactions contemplated by this Agreement, or which would result in a Material Adverse Effect;
(b) The waiting period required under the HSR Act, including any extensions thereof, shall have expired and any investigations relating to the sale hereunder that may have been opened by either the Department of Justice or the Federal Trade Commission by means of a request for additional information or otherwise shall have terminated, and, subject to Section 7.3(e), no other waiting period (including any extensions thereof) under Competition Laws or investigation by a Governmental Authority of Japan or the European Union or, if applicable, any Key European Country relating to the transactions contemplated hereby shall be unexpired or pending which, in the reasonable opinion of counsel, is likely to result in an action or proceeding seeking to enjoin the entire transaction contemplated herein; and
(c) Subject to Section 7.3(e), any approvals or actions of any Governmental Authority having jurisdiction necessary lawfully to consummate the transactions contemplated hereby shall have been given or taken.
Section  4.2     Conditions  to the Obligations of Purchaser.  The obligation of
                 -------------------------------------------
Purchaser to consummate the transactions contemplated by this Agreement shall be subject  to  the  satisfaction  of  the  following  conditions  precedent:
(a) Pfizer shall have performed in all material respects its agreements and obligations contained in this Agreement required to be performed by it at or before the Closing, and the representations and warranties of Pfizer contained herein shall have been true and correct when made and shall be true and correct as of the Closing, as if made as of the Closing (except for (i) changes contemplated or permitted by this Agreement or specifically described in the Schedules hereto; (ii) failures to perform covenants or breaches of representations and warranties, without taking into account any qualification, exception or limitation as to materiality or Material Adverse Effect contained in such covenant, representation or warranty, that would not, individually or in the aggregate, have a Material Adverse Effect; and (iii) those representations and warranties that address matters as of a particular date, which, subject to clause (ii) above, need be true only as of such date). Purchaser shall have received a certificate of Pfizer, dated as of the Closing Date and signed by an officer of Pfizer, certifying as to the fulfillment of the foregoing. For purposes of this Agreement, the mentioning of a specific threshold amount in any representation or warranty shall not imply that such amount constitutes or would be reasonably likely to constitute a Material Adverse Effect or Material Adverse Change.
(b) Pfizer shall have made or caused to be made delivery to Purchaser of (i) the items required by Section 3.1(b) and (ii) the written consents set forth in
Schedule  4.2(b).
----------------
Section  4.3     Conditions  to  the  Obligations  of Pfizer.  The obligation of
                 -------------------------------------------
Pfizer to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions precedent:
(a) Purchaser shall have performed in all material respects its agreements and obligations contained in this Agreement required to be performed by it at or before the Closing, and the representations and warranties of Purchaser contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing, as if made as of the Closing (except for (i) changes contemplated or permitted by this Agreement or attributable to matters disclosed by Purchaser in the Schedules hereto, and (ii) those representations and warranties that address matters as of a particular date, which need be true in all material respects only as of such date). Pfizer shall have received a certificate of Purchaser, dated as of the Closing Date and signed by an officer of Purchaser, certifying as to the fulfillment of the foregoing.
(b) Purchaser and its Affiliates shall have made or caused to be made delivery to Pfizer of the items required by Section 3.1(c).
ARTICLE  V

REPRESENTATIONS  AND  WARRANTIES  OF  PFIZER
     Pfizer  hereby  represents  and  warrants  to  Purchaser  as  follows:
Section  5.1     Organization.  Pfizer  is a corporation duly organized, validly
                 ------------
existing and in good standing under the Laws of the State of Delaware. Each Stock Selling Corporation and Asset Selling Corporation is a corporation or limited liability company, duly organized, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its organization.
Section  5.2     Authority;  Binding  Effect.  (a)  Pfizer  has  all  requisite
                 ---------------------------
corporate  power  and  authority  to  carry  on  its business as it is now being conducted and to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery by Pfizer of this Agreement, and the performance by Pfizer of its obligations hereunder, have been or will have been at the Closing duly authorized by all requisite corporate action.
(b) Each of the Asset Selling Corporations and the Stock Selling Corporations has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Asset Selling Corporations and the Stock Selling Corporations is duly qualified or licensed to do business and, for jurisdictions recognizing such concept, in good standing, in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not result in fines or penalties in excess of $10,000,000 or otherwise result in a Material Adverse Effect. The performance by each of the Asset Selling Corporations and the Stock Selling Corporations of their respective obligations hereunder have been or will have been at the Closing duly authorized by all requisite corporate action.
(c) This Agreement constitutes a valid and binding obligation of Pfizer, enforceable against Pfizer in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law).
(d)     Schedule  5.2(d) sets forth a complete list of Pfizer and its Affiliates
---     ----------------
engaged in the Business, including (x) the jurisdiction of incorporation or organization of such Affiliate and (y) the ownership of each such Affiliate.
Section  5.3     Conveyed  Subsidiaries;  Capital  Structure.  (a)  Each  of the
                 -------------------------------------------
Conveyed Subsidiaries is duly organized, validly existing and, where applicable, in good standing under the Laws of its jurisdiction of organization, with corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted. Each of the Conveyed Subsidiaries is duly qualified to do business and, where applicable, in good standing in each jurisdiction where the nature of its business or properties makes such qualification necessary, except in jurisdictions where the failure to be so qualified would not, individually or in the aggregate, result in fines or penalties in excess of $10,000,000 or otherwise result in a Material Adverse Effect. Pfizer has made available to Purchaser, prior to the execution of this Agreement, a complete and correct copy of the certificate of incorporation and by-laws, or other organizational documents, as amended to date, of each of the Conveyed Subsidiaries. Such organizational documents are in full force and effect and no Conveyed Subsidiary is in violation of any provision of such organizational documents.
(b)     Schedule  5.3(b) sets forth the authorized capital stock of the Conveyed
---     ----------------
Subsidiaries and the number of shares of each class of capital stock in each such Conveyed Subsidiary which are issued and outstanding. All of the issued and outstanding shares of capital stock of each Conveyed Subsidiary are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of statutory or contractual preemptive or similar rights. Except as set  forth on Schedule 5.3(b), (i) there are no bonds, debentures, notes or
                   ---------------
other indebtedness having general voting rights or convertible into securities having such rights of any Conveyed Subsidiary, issued and outstanding; (ii) there are no shares of capital stock or other voting securities of any Conveyed Subsidiary authorized, issued or outstanding; and (iii) there are no outstanding warrants, options, agreements, subscriptions, convertible or exchangeable securities or other commitments pursuant to which any of the Conveyed Subsidiaries is or may become obligated to issue, sell, purchase, return or redeem any shares of capital stock or other securities of the Conveyed Subsidiaries and no equity securities of any of the Conveyed Subsidiaries are reserved for issuance for any purpose.
(c)     Schedule  5.3(c)  sets  forth  the  name  and  the  jurisdiction  of
---     ----------------
incorporation  of  all  Subsidiaries  of  the  Conveyed Subsidiaries.  Each such
---     ----
Subsidiary  is  duly  organized, validly existing and, where applicable, in good
---
standing  under  the  Laws  of  its  jurisdiction  of  organization, and has the
--
corporate  power  and  authority  to  own,  lease and operate its properties and
--
assets  and  to  carry  on  its  business  as  currently  conducted.  Each  such
--
Subsidiary  is  duly  qualified  to  do  business and, where applicable, in good
--
standing  in  each  jurisdiction  where the nature of its business or properties
--
makes such qualification necessary, except in jurisdictions where the failure to
--
be so qualified would not, individually or in the aggregate, result in fines or penalties in excess of $10,000,000 or otherwise result in a Material Adverse Effect. All of the issued and outstanding shares of capital stock of each such Subsidiary are duly authorized, validly issued, fully paid and non-assessable, and were not issued in violation of statutory or contractual preemptive or similar rights, and a Conveyed Subsidiary or Subsidiary of a Conveyed Subsidiary owns such shares, free and clear of all Liens except Permitted Encumbrances, preemptive rights and similar rights and claims by third parties. Except as set forth on Schedule 5.3(c), (i) there are no bonds, debentures, notes or other
           ----------------
indebtedness having general voting rights or convertible into securities having such rights) of any Subsidiary issued and outstanding; (ii) there are no shares of capital stock or other voting securities of any Subsidiaries authorized, issued or outstanding; and (iii) there are no outstanding warrants, options, agreements, subscriptions, convertible or exchangeable securities or other commitments pursuant to which any of the Subsidiaries is or may become obligated to issue, sell, purchase, return or redeem any shares of capital stock or other securities of the Subsidiaries and no equity securities of any of the Subsidiaries are reserved for issuance for any purpose. Except as set forth on
Schedule  5.3(c),  there  are  no  voting  trusts  or  other  arrangements  or
----------------
understandings  with  respect  to  the voting of the capital stock of any of the
-----------
Subsidiaries.  None  of  the  Subsidiaries  is required to redeem, repurchase or
---
otherwise  acquire  shares  of  its  capital stock, including as a result of the
---
consummation of the transactions contemplated by this Agreement, and none of the
---
Subsidiaries has acquired its own shares of capital stock, given financial assistance in the acquisition of its own shares of capital stock, nor reduced its capital.
Section  5.4     Non-Contravention.  The  execution, delivery and performance of
                 -----------------
this Agreement by Pfizer and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of the certificate of incorporation or bylaws of Pfizer or the comparable organizational documents of any of the Stock Selling Corporations, the Asset Selling Corporations or the Conveyed Companies; (ii) subject to obtaining the consents referred to in
Schedule  5.4,  conflict  with, or result in the breach of, constitute a default
      -------
under, result in the termination, cancellation or acceleration (whether after the giving of notice or the lapse of time or both) of any right or obligation of the Seller Corporations or the Conveyed Companies under, or to a loss of any benefit of the Business to which the Seller Corporations or the Conveyed Companies is entitled under, any Material Contract, lease of real estate or license of Intellectual Property to which any Seller Corporation or Conveyed
Company is a party or to which its assets are subject and which relates to the Business; and (iii) assuming compliance with the matters set forth in Sections
5.5 and 6.5, violate or result in a breach of or constitute a default under any Law or other restriction of any Governmental Authority to which any Seller Corporation or Conveyed Company is subject; except, with respect to clauses (ii) and (iii), for any violations, breaches, conflicts, defaults, terminations, cancellations or accelerations as would not, individually or in the aggregate, result in damages in excess of $10,000,000.
Section 5.5     Governmental Authorization.  Other than as set forth in Schedule
                --------------------------                              --------
5.5,  the  execution and delivery of this Agreement by Pfizer do not require any
---
consent or approval of any Governmental Authority, except for consents or approvals, the failure of which to obtain, would not result in fines or penalties in excess of $10,000,000 or otherwise result in a Material Adverse Effect.
Section  5.6     Financial  Information;  Books and Records.  (a)  Except as set
                 ------------------------------------------
forth  in  Schedule  5.6(a),  the  Financial  Statements  have  been prepared in
           ----------------
accordance with GAAP, and fairly present in all material respects, (i) the financial condition, assets and liabilities of the Business (excluding Excluded Assets and Retained Liabilities) as of the dates therein specified; and (ii) the results of operations of the Business for the periods indicated. Schedule
                                                                        --------
5.6(b)  sets  out the descriptions and amounts of deferred Taxes as shown in the
     -
Financial  Statements.
(b) The audited financial statements for the years ended December 31, 2000 and December 31, 2001 previously delivered by Pfizer to Purchaser relating to the Business were prepared in accordance with GAAP, and fairly present in all material respects, (i) the financial condition, assets and liabilities of the Business as of the dates therein specified and (ii) the results of operations of the  Business  for  the  periods  indicated.
(c) The unaudited interim statement of income and loss of the Business for the year ended December 31, 2002 and the statements of inventory and accounts receivables as at December 31, 2002 which are attached hereto in Schedule 5.6(c)
                                                                 ---------------
have been prepared by Pfizer and are derived from the books and records of the Business and, subject to the Interim Period Adjustments, fairly present in all material respects the results of operations and inventories and receivable accounts of the Business for the periods and dates indicated, and are consistent with Pfizer's internal accounting policies.
(d)     The  amount of receivables set forth on Schedule 5.6(c) was derived from
                                                ---------------
transactions in the ordinary course of Business reflected in the books and records of the Business and, subject to the Interim Period Adjustments, and subject to reserves with respect to such receivables, was recorded in accordance with GAAP.
(e)     The  inventory  set  forth on Schedule 5.6(c) was reflected in the books
                                      ---------------
and records of the Business and, subject to the Interim Period Adjustments, and subject to reserves with respect to such inventory, was recorded in accordance with GAAP.
Section 5.7     Absence of Material Changes.  Since December 31, 2001, except as
                ---------------------------
     set  forth in Schedule 5.7, (i) the Business has been conducted only in the
                   ------------
ordinary course of business consistent with past practice; (ii) there has not occurred any event having, and there has not been, a Material Adverse Change and there have not occurred any events or changes (including the incurrence of any liabilities of any nature, whether or not accrued or contingent) in or to the Business which would have, individually or in the aggregate, a Material Adverse Change; (iii) there has not been any sale, lease, license, abandonment or other disposition by any of the Conveyed Companies or the Asset Selling Corporations of any material assets used in the Business, except (a) in the ordinary course of the Business; (b) to another Conveyed Company or Asset Selling Corporation; or (c) relating to the transactions contemplated hereby; and (iv) there has not been any increase or enhancement of the compensation or benefits of Employees other than in the ordinary course of the Business.
Section 5.8     No Litigation.  Except with respect to Environmental Laws (which
                -------------
     are  the  subject of Section 5.11) and as may be set forth on Schedule 5.8,
                                                                   ------------
as of the date hereof, no litigation, investigation or proceeding by or before any Governmental Authority is pending against or, to the Knowledge of Pfizer, threatened in writing against any Seller Corporation or Conveyed Company which would reasonably be likely to result in damages in excess of $10,000,000.
Section 5.9     Compliance with Laws.  Except with respect to Environmental Laws
                --------------------
(which are the subject of Section 5.11) and Product Registrations (which are the subject of Section 5.10), and except as to matters otherwise set forth in the Agreement or set forth in Schedule 5.9:
                               -------------
(a) none of the Asset Selling Corporations and Conveyed Companies is in default or violation of any term, condition or provision of its respective organizational documents or any Laws applicable to the ownership or operation of the Business, except to the extent that the failure to comply therewith would not result in fines or penalties in excess of $10,000,000 or otherwise result in a Material Adverse Effect; and
(b) each Seller Corporation and each Conveyed Company possesses, and is in compliance with the terms of, all Governmental Authorizations necessary for the lawful conduct of the Business as it is currently conducted, except where the failure to possess any such Governmental Authorization would not result in fines or penalties in excess of $10,000,000 or otherwise result in a Material Adverse Effect.
Section  5.10     Product  Registrations;  Regulatory  Compliance.  Except  with
                  -----------------------------------------------
respect  to  Environmental  Permits  (which  are  the  subject of Section 5.11):
(a)     Schedule  5.10 sets forth, as of the date hereof, a list of all material
---     --------------
Governmental Authorizations granted to Pfizer or any of its Affiliates by or pending with any Governmental Authority in any particular country to market any product of the Business (the "Product Registrations");
                                   ----------------------
(b)     except  as  set  forth in Schedule 5.10, to the Knowledge of Pfizer, all
                                  -------------
products sold under the Product Registrations are manufactured and marketed in all material respects in accordance with the specifications and standards contained in such Product Registrations; and
(c)     except  as  set  forth in Schedule 5.10, an Asset Selling Corporation or
                                  -------------
Conveyed Company is the sole and exclusive owner of the Product Registrations and has not granted any right of reference with respect thereto, and with respect to Product Registrations owned by Asset Selling Corporations, all such Product Registrations are transferable to the Purchaser as contemplated hereby, except where the inability to transfer any such Product Registration would not reasonably be expected to have a Material Adverse Effect.
Section  5.11     Environmental Matters.  To the Knowledge of Pfizer, and except
                  ---------------------
as  set  forth  in  Schedule 5.11 or previously disclosed in the Schick document
                    -------------
room maintained at the offices of Cadwalader, Wickersham & Taft, located at 100 Maiden Lane, New York, New York, containing the documents referenced in the Schick Wilkinson Sword United States (Milford, CT), Environmental, Health and Safety Due Diligence Index and the Schick Wilkinson Sword non-United States
(Acton, UK; Caracas, Venezuela; Guangzhou, China; and Solingen, Germany) Environmental Health and Safety Due Diligence Index:
(a) (i) each of the Conveyed Companies, Pfizer and each Pfizer Affiliate in relation to the Business and each of the facilities are, and since June 19, 2000 have been, in compliance with all applicable Environmental Laws and/or Environmental Permits; and (ii) in respect of the facilities no person is undertaking, nor has Pfizer or any Pfizer Affiliate received written notice that they are or may become subject to, Remedial Action or enforcement action under, or are not otherwise in compliance with, any applicable Environmental Laws and/or Environmental Permits, except for such non-compliance, Remedial Actions or enforcement actions that would not reasonably be expected to give rise to material Environmental Liabilities;
(b) all Environmental Permits required under all applicable Environmental Laws in relation to the facilities have been obtained and are in full force and effect, and Pfizer has not received any written notice that any of the facilities' Environmental Permits will be revoked, suspended or not renewed, except for such failures to obtain, revocations, suspensions or failures to renew as would not reasonably be expected to give rise to material Environmental Liabilities;
(c) no written claims, including Third Party Claims and claims from Governmental Authorities, have been made or threatened that could reasonably be expected to result in Environmental Liability arising from or as a result of (i) on-site exposures to Hazardous Substances at the facilities; (ii) Releases of Hazardous Substances at or from any facilities; or (iii) off-site treatment, storage  or  disposal  of  Hazardous Substances transported from the facilities, except for such claims that would not reasonably be expected to give rise to material Environmental Liabilities;
(d) There have been no Releases of Hazardous Substances at any facility except such Releases that would not reasonably be expected to give rise to material Environmental Liabilities;
(e) copies of all material environmental audits and other assessments, reviews and reports, written claims and environmental test results in the possession or control of Pfizer or any Pfizer Affiliate relating to the Business and/or the Seller's Business or any of the facilities have been provided to the Purchaser and are listed in Schedule 5.11; and
                                 --------------
(f) In selling stock or assets, the Conveyed Companies have not entered into any indemnification agreements that would reasonably be expected to result in material Environmental Liabilities.
Section  5.12     Material  Contracts.  (a)  Except  for agreements entered into
                  -------------------
after  the  date  hereof  or  as  set  forth  on  Schedule  5.12  (the "Material
                                                  --------------        --------
Contracts"), none of the Conveyed Companies, nor any Asset Selling Corporation is a party to or bound by any written:
(i) contract, agreement or other arrangement for the purchase of Inventories or other personal property with any supplier or for the furnishing of services to the Business providing for financial commitments in excess of (A) $50,000 and extending beyond one year from the date hereof or (B) $100,000;
(ii) contract, agreement and other arrangement for the sale of Inventories or other personal property with any supplier or for the furnishing of services by the Business, in each case with firm commitments in excess of three years from the date hereof;
(iii) broker, distributor, dealer, manufacturer's representative, franchise or agency agreements related to the Business the terms of which provide for financial commitments in excess of $50,000;
(iv) contract or agreement relating to indebtedness for borrowed money, factoring arrangements, sale and leaseback transactions or the deferred purchase price of property, in each case relating to the Business and with respect to which a Conveyed Company or Asset Selling Corporation is an obligor in excess of $50,000;
(v) research and development or design agreement relating to the Business the terms of which provide for aggregate commitments to be paid by or to a Conveyed Company or Asset Selling Corporation in excess of $50,000;
(vi) other than intercompany agreements that are not being assigned to or assumed by Purchaser, agreement entered into since January 1, 2000 providing for the acquisition or disposition of any capital stock of any Conveyed Company, the Purchased Assets or assets of a Conveyed Subsidiary and having an aggregate value in excess of $5,000,000, other than the sale of Inventories in the ordinary course of the Business consistent with past practice or the sale or disposal of obsolete plant or equipment;
(vii) partnership or joint venture agreements to which any of the Conveyed Companies is a party;
(viii) contracts relating to the Business, other than sales of Inventories in the ordinary course of business providing for rights of indemnification or exculpation by any of the Conveyed Companies or Asset Selling Corporations in favor of any officer, director, employee or financial advisor of any of the Conveyed Companies or Asset Selling Corporations;
(ix) any employment agreements, or, to the Knowledge of Pfizer, oral employment agreements, between Pfizer or any of its Affiliates (including, but not limited to, the Conveyed Companies and the Asset Selling Corporations, on the one hand, and an employee of the Business, on the other hand) providing for compensation in excess of $150,000 annually;
(x) contracts relating to the Business between any Conveyed Company or Asset Selling Corporation and Pfizer, or any of its Affiliates;
(xi) contracts limiting or restraining any of the Conveyed Companies from engaging or competing in any lines of businesses with any Person; and
(xii) any contract relating to the Business not entered into in the ordinary course of business which requires the annual payment or receipt of $500,000 or more by Pfizer or any of its Affiliates, and which is not otherwise disclosed pursuant to the foregoing clauses (i) through (xi).
(b)     Except  as  disclosed  in  Schedule  5.12, (i) each Material Contract is
                                   --------------
valid and binding on the Asset Selling Corporation or Conveyed Company that is a party thereto, and, to the Knowledge of Pfizer, the other party thereto, and is in full force and effect and has not been modified or amended; and (ii) no Asset Selling Corporation or Conveyed Company is in breach of, or default under, any such Material Contract, which breach or default is reasonably likely to result in damages in excess of $10,000,000.
Section  5.13     Intellectual Property.  (a) Schedule 5.13(a) sets forth a list
                  ---------------------       ----------------
of all registered Business Intellectual Property and all registered Company Intellectual Property and all such rights are owned legally or beneficially by the company identified against the relevant right in Schedule 5.13(a). Except
                                                       ----------------
as  set  forth  in  Schedule 5.13(a), (i) to the Knowledge of Pfizer, no Company
                    ----------------
Intellectual  Property  or  Business  Intellectual  Property  or  any  other
Intellectual Property licensed or controlled by the Business that is in each case material to the operations of the Business is invalid or unenforceable;
(ii) to the Knowledge of Pfizer, no third party is challenging in writing the ownership, validity or enforceability of any material Intellectual Property; and
     (iii)  the  Intellectual  Property disclosed in Schedule5.13(a) is free and
                                                     ---------------
clear  of  any  Liens,  other  than  Permitted  Encumbrances.
(b) All renewal, application and other official registry fees due at the date of this Agreement have been or will be paid.
(c)     Schedule  5.13(c)  sets  forth  a  list  of  all  material  licenses and
---     -----------------
agreements  in  relation  to  trademark,  patent or know-how (including, without
---
limitation,  letters  of  consent  and  undertakings)  entered into by any Asset
---
Selling  Corporation  in  connection with the Business or by any of the Conveyed
---
Companies.  No  such  licenses  and  agreements  are terminable by reason of the
--
transactions  contemplated  by  this Agreement and no Asset Selling Corporation,
--
Conveyed  Company  or  third  party  is  in  breach  of any license or agreement
--
required  to  be listed in Schedule 5.13(c), except for terminations or breaches
--
that  would  not  be  reasonably  likely  to  result  in  damages  in  excess of
$10,000,000.
(d)     Except  as  set forth in Schedule 5.13(d), to the Knowledge of Pfizer no
                                -----------------
third party is infringing or making unauthorized use of any of the Business Intellectual Property or Company Intellectual Property or any other Intellectual Property licensed or controlled by the Business and to the Knowledge of Pfizer, the activities of the Business do not infringe or make unauthorized use of the Intellectual Property of any third party and, to the Knowledge of Pfizer, no third party has claimed or inferred that the activities of the Business infringe or make unauthorized use of any Intellectual Property of such third party, except to the extent that damages resulting from any such infringement would not exceed $10,000,000.
(e) The Business Intellectual Property, the Company Intellectual Property and the Intellectual Property licensed to a Conveyed Company or Asset Selling Corporation pursuant to the agreements disclosed in Schedule 5.13(c) (together
                                                      ----------------
with any Intellectual Property provided pursuant to the Transitional Services Agreement or Transitional Intellectual Property License Agreement) comprises all the Intellectual Property which is necessary to operate the Business in substantially the same manner immediately after Closing as it is currently being operated.
(f)     Except as set forth in Schedule 5.13(f), to the Knowledge of Pfizer, (i)
                               ----------------
none of the Business Intellectual Property or the Company Intellectual Property is the subject of any opposition proceedings and (ii) no Asset Selling Corporation or Conveyed Company is opposing any Intellectual Property related to the Business owned by a third party.
(g) To the Knowledge of Pfizer, no Asset Selling Corporation or Conveyed Company has disclosed any confidential Business Intellectual Property to any third party other than under an obligation of confidentiality.
(h) To the Knowledge of Pfizer, none of the current or former employees, officers or directors of any Asset Selling Corporation or Conveyed Company (i) has violated any written non-disclosure agreement affecting any material Technology Rights, (ii) has disclosed any material Technology Rights to any third party except subject to an appropriate confidentiality agreement or as required by a Governmental Authority, or (iii) has done anything to compromise the confidential, proprietary, and/or trade secret status of any of the material Technology Rights.
(i)     Except  for  such Intellectual Property to be made available pursuant to the  terms  of  the  Transitional  Services  Agreement  and  the  Transitional
Intellectual Property License Agreement, there is no material Intellectual Property utilized in the Business that is subject to an agreement or arrangement pursuant to which such Intellectual Property is licensed to or used by Pfizer or any of its Affiliates (other than any Asset Selling Corporation or Conveyed Company). The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of any rights of any Conveyed Company, or any Affiliate of Purchaser that is acquiring Purchased Assets from an Asset Selling Corporation, to own, use or license any material Intellectual Property.
Section  5.14     Real  Property.  (a)  Schedule  5.14(a)  sets forth a true and
                  --------------        -----------------
complete list of all real property (i) in which any Asset Selling Corporation or
     Conveyed Company holds legal or equitable title or (ii) which is leased by any Asset Selling Corporation or Conveyed Company and in each case is utilized primarily in the Business (collectively, the "Real Property"). Except as set
                                                  -------------
forth  in  Schedule  5.14(a), each Asset Selling Corporation or Conveyed Company
           -----------------
has marketable title to, or a valid leasehold interest entitling them to the sole and unencumbered right to possession and use of, all of their respective Real Properties utilized in the Business, free and clear of all Liens of any kind or character, other than Permitted Encumbrances.
(b)     Except  as  set  forth  on Schedule 5.14(a), there are no leases, ground
                                   ----------------
leases, licenses or other occupancy agreements affecting any of the Real Property or to which any Asset Selling Corporation or Conveyed Company is a party or bound with respect to the Real Property (other than any such leases, ground leases, licenses or other occupancy agreements with respect to any sales office or warehouse as would not require in the aggregate payments in excess of $10,000,000). Each lease of Real Property is a valid and binding obligation of the relevant Asset Selling Corporation or Conveyed Company and, to the knowledge of Pfizer, the other party thereto, and no Asset Selling Corporation or Conveyed Company has received or given written notice of a default under any lease to which any Real Property is subject, and no event or condition exists which constitutes a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by any Asset Selling Corporation or Conveyed Company, or, to the Knowledge of Pfizer, any other party thereto, under any such lease, except for such breaches, violations and defaults which would not be reasonably likely to result in damages in excess of $10,000,000 in the aggregate.
(c) There are (i) to the Knowledge of Pfizer, no plans by any Governmental Authority which are reasonably likely to result in the imposition of any general or special assessment relating to any of the Real Property; (ii) no non-conforming uses, variances, special exceptions, conditions, permits or agreements (other than non-conforming uses and variances that exist as the result of variances properly granted by the appropriate Governmental Authority) pertaining to any of the Real Property imposed on or granted by or entered into by any Asset Selling Corporation or Conveyed Company which are enforceable by any Governmental Authority; and (iii) no written notices from any Governmental Authority which have been received by any Asset Selling Corporation or Conveyed Company alleging a violation of any applicable building, land use, zoning, fire, health or safety laws, codes, ordinance or rules, or requiring or calling attention to the need for any work, repair, construction, alteration, or installation on, or in connection with, any of the Real Property, except in the case of clauses (ii) and (iii) hereof for such nonconforming uses, variances, special exceptions, conditions, permits and agreements and failures to perform such work, repair, construction, alteration or installation as would not be reasonably likely to result in damages in excess of $10,000,000. There is no pending or, to the Knowledge of Pfizer, threatened change in the zoning classification of any parcel of the Real Property and no condemnation or eminent domain proceeding against any Real Property is pending or, to the Knowledge of Pfizer, threatened.
(d) Each Asset Selling Corporation or Conveyed Company has rights of access to entry to the Real Property. To the Knowledge of Pfizer, there are no unrecorded easements relating to the Real Property and no Person or Governmental Authority is encroaching upon any of the Real Property in a way that materially impairs the use of such property. Except as set forth in Schedule 5.14(d), (i)
                                                           ----------------
to the Knowledge of Pfizer, no Person or Governmental Authority has notified any of the Asset Selling Corporations or Conveyed Companies of a claim that any activities of the Business are encroaching upon the properties, easements or rights of way of others (ii) no activities of the Asset Selling Corporations or Conveyed Companies are encroaching on any Person or Governmental Authority, and
(iii) there are no parties in possession having or, to the Knowledge of Pfizer, claiming rights to possession of any of the Real Property.
(e)     To the Knowledge of Pfizer, except as set forth in Schedule 5.14(e), all
                                                           ----------------
of the Purchased Assets consisting of real estate, buildings, and equipment (whether owned or leased) currently used in the normal operations of the Business have been maintained in reasonable operating condition in a manner consistent with the normal maintenance procedures of the Business and are free from material defects, except for such defects that reasonably would be expected to result in the cost of repair or replacement of $10,000,000 or more in the aggregate other than replacement for normal and planned obsolescence.
Section  5.15     Assets.  (a)  Except  as  set  forth in Schedule 5.15(a), each
                  ------                                  -----------------
Asset Selling Corporation or Conveyed Company has marketable title to, or a valid leasehold interest entitling them to, the sole and unencumbered right to possession and use of all of their respective personal property (tangible and intangible) primarily used in the Business, free and clear of Liens of any kind or character, other than Permitted Encumbrances.
(b)     Except  as  set  forth in Schedule 5.15(b) and except for Affiliates and
                                  ----------------
Subsidiaries of Pfizer that will provide transitional services pursuant to the Transitional Services Agreement, the Asset Selling Corporations and Conveyed Companies are the only Affiliates of Pfizer engaged in any aspect of the Business. Except as set forth in Schedule 5.15(b) and except for Affiliates and
                                  ----------------
     Subsidiaries of Pfizer that will provide transitional services pursuant to the Transitional Services Agreement and subject to Sections 2.3 and 7.3(f), at the Closing, Purchaser will own, receive or have the right to use or receive all of the assets, contracts, facilities, approvals, licenses, permits and franchises necessary to operate the Business in substantially the same manner immediately after the Closing as it is currently being operated.
(c)     Schedule  5.15(c)  contains  a  list of each lease pursuant to which any
---     -----------------
Asset  Selling  Corporation  or  Conveyed Company leases personal property which
---
involves  payment  over the remaining term of such lease of more than $1,000,000
---
and which in each case is not cancelable upon six months' notice or less without penalty of more than $100,000. All such personal property leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect. Each Asset Selling Corporation or Conveyed Company has complied with all material obligations thereunder and there are no existing defaults by any Asset Selling Corporation or Conveyed Company or, to the Knowledge of Pfizer, by any other party thereunder; no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default of any Asset Selling Corporation or Conveyed Company thereunder, and, to the Knowledge of Pfizer, no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default by any other party thereunder, except, in each case, as would not be reasonably likely to result in damages in excess of $10,000,000.
(d) To the Knowledge of Pfizer, all material tangible personal property included within the Purchased Assets (other than assets included in the Working Capital Statement) is in reasonable operating condition and repair, ordinary wear and tear excepted, except for such Assets the failure to be in such conditions is reasonably expected to result in the cost of repair or replacement of $10,000,000 or more in the aggregate other than replacement for normal and planned obsolescence.
Section  5.16     Taxes.  To  the  Knowledge  of  Pfizer, except as set forth in
                  -----
Schedule  5.16,
    ----------
(a) (i) All Tax Returns that are required to be filed on or before the date hereof by or on behalf of each Conveyed Company and each Asset Selling Corporation, or with respect to the operations of the Business, have been filed, except  with respect to Tax Returns that in the aggregate are not material;
(ii) all Taxes shown to be due and payable on such Tax Returns have been paid (including, for any Tax Return that was not timely filed, any penalties and interest with respect thereto); (iii) each such Tax Return (insofar as it relates to the activities or income of a Conveyed Company or the Business) is true, correct and complete in all material respects; (iv) all required Tax books and records have been maintained by Pfizer, the Asset Selling Corporations or Conveyed Companies in all material respects, and such books and records contain sufficient detail to determine the material Tax consequences that would arise on any disposal or realization of any Purchased Asset and any assets of the Conveyed Companies that are owned at the Closing Date; and (v) all material Non-Returned Taxes (defined below) due by or with respect to the income, assets or operations of the Conveyed Companies for all taxable periods ending on or before the Closing Date have been paid or accrued and reserved against in the Working Capital Statement. "Non-Returned Taxes" shall mean Taxes with respect to which no Tax Return was required to be filed on or prior to the Closing Date by or on behalf of a Conveyed Company.
(b) None of the Conveyed Companies currently is the beneficiary of any extension of time within which to file any Tax Return.
(c) (i) There are no Liens for material Taxes upon any of the assets of the Business, except for Liens for Taxes not yet due and payable or being contested in good faith; (ii) no Tax Return that includes any Conveyed Company is currently being examined by any taxing authority or is the subject of any pending Tax, administrative or judicial proceeding, which examination or proceeding, together with all other examinations and proceedings, could reasonably be expected to result in a liability for a material amount of Taxes; and (iii) there are no outstanding written agreements or waivers extending the statute of limitations applicable to any such Tax Return or, in the case of any Asset Selling Corporation, to the extent related to the Business, which agreements or waivers, together with all other agreements and waivers, could reasonably be expected to result in a liability for a material amount of Taxes.
(d) (i) No Conveyed Company has entered into any "safe harbor" or "tax benefit" lease pursuant to which tax benefits were or will be transferred to any other Person and (ii) all Taxes that each Conveyed Company is required by law to withhold or collect in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party have been withheld or collected and have been paid over to the proper authorities to the extent due and payable, except for such Taxes that in the aggregate are not material.
(e) None of the Conveyed Companies (i) has been a member of an affiliated group filing Consolidated Tax Returns within the meaning of Code Section 1504(a), or a member of a combined, consolidated or unitary group for state, local, or foreign Tax purposes, with respect to Taxes for a taxable period for which the statute of limitations has not expired, other than a group the common parent of which was Pfizer; or (ii) is liable for Taxes of any Person (other than the Conveyed Companies) under Treasury Regulation Section 1.1502-6(a) or any corresponding provision of state, local or foreign Tax laws, as a transferee or successor by contract or otherwise.
Section  5.17     Employee  Benefits.  (a)  Schedule  5.17  contains  a true and
                  ------------------        --------------
complete list of each Plan and Foreign Plan. Each of the Plans that is subject to section 302 of Title IV of ERISA or section 412 of the Code is hereinafter referred to as a "Title IV Plan". Except as disclosed in Schedule 5.17 and
                      --------------                           -------------
except in the ordinary course of business, none of the Asset Selling Corporations or Conveyed Companies or any ERISA Affiliate has any commitment or formal plan, whether legally binding or not, to create any additional Plans or Foreign Plans or modify or change any existing Plans or Foreign Plans that would affect any employee or former employee of any Asset Selling Corporation or Conveyed Company and no such change with respect to benefits provided under any Plan or Foreign Plan are presently under serious consideration by any Asset Selling Corporation or Conveyed Company. There are no other employee benefit plans of any nature offered to employees of the Business, other than those set forth  on  Schedule  5.17.
           --------------
(b) With respect to each Plan, Pfizer has made or will make available to Purchaser prior to the date of this Agreement true and complete copies of the Plan, including any amendments thereto (or if the Plan is not a written Plan, a description thereof), any related trust or other funding vehicle, the most recent reports or summaries required under ERISA or the Code, and the most recent determination letter received from the IRS with respect to each Plan intended to qualify under section 401 of the Code. With respect to each Foreign
     Plan  set forth in Schedule 5.17, Pfizer has made or will make available to
                        -------------
Purchaser prior to the date of this Agreement true and complete copies of such Foreign Plan and any amendments thereto (or if the Foreign Plan is not a written Foreign Plan, a description thereof), any related trust or other funding vehicle and the most recent reports or summaries required under local law, if any. With the exception of the Foreign Plans in the United Kingdom, Germany, Japan, France, Canada and Taiwan, no Seller Corporation maintains or contributes to any pension plan, program or arrangement with respect to Employees (non-US) in any non-US jurisdiction other than Foreign Plans that are required to be maintained or contributed to under the Laws of the relevant jurisdiction.
(c) No condition exists that presents a material risk to any U.S. Asset Selling Corporation or Conveyed Company or any ERISA Affiliate of incurring any liability under Title IV or section 302 of ERISA, other than liability for premiums due the Pension Benefit Guaranty Corporation ("PBGC") (which premiums
                                                          ----
have  been  paid  when  due).
(d) The PBGC has not instituted proceedings to terminate any Title IV Plan and to the Knowledge of Pfizer, no condition exists that presents a material risk that such proceedings will be instituted.
(e)     No  Title  IV  Plan  is  a  "multiemployer  pension plan," as defined in section  3(37)  of  ERISA,  nor is any Title IV Plan a plan described in section
4063(a) of ERISA. Within the six year period prior to the date hereof, none of the U.S. Asset Selling Corporations or Conveyed Companies or any ERISA Affiliate has made or suffered a "complete withdrawal" or a "partial withdrawal", as such terms are respectively defined in sections 4203 and 4205 of ERISA (or any liability resulting therefrom has been satisfied in full).
(f) As of the date hereof, there are no pending investigations, audits or other proceedings or inquiries by the Department of Labor, the IRS, or any other federal or state governmental authority concerning any of the Plans.
(g) To the Knowledge of Pfizer, each Plan has been operated and administered in all material respects in accordance with its terms and applicable law, including but not limited to ERISA and the Code. To the Knowledge of Pfizer, each Foreign Plan has been operated and administered in all material respects in accordance with its terms and applicable local law.
(h) To the Knowledge of Pfizer, each Plan intended to be "qualified" within the meaning of Section 401(a) of the Code is so qualified and the trusts maintained thereunder are exempt from taxation under Section 501(a) of the Code. To the Knowledge of Pfizer, each Plan intended to satisfy the requirements of
Section  501(c)(9)  of  the  Code  has  satisfied  such  requirements.
(i)     Except  as  set  forth  in  Schedule  5.17(i),  no  Plan or Foreign Plan
                                    -----------------
provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of any Asset Selling Corporation or Conveyed Company for periods extending beyond their retirement or other termination of service, other than (i) coverage mandated by applicable law, (ii) death benefits under any "pension plan", or (iii) benefits the full cost of which is borne by the current or former employee (or his beneficiary).
(j)     Except  as  disclosed  in  Schedule  5.17(j)  or  as otherwise expressly
                                   -----------------
provided in this Agreement, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current employee of any U.S. Asset Selling Corporation or Conveyed Company, and to the Knowledge of Pfizer, entitle any current or former employee or officer of any foreign Asset Selling Corporation or Conveyed Company, to severance pay, redundancy payments, indemnity payments, unemployment compensation or any other payment or benefit, except as expressly provided in this Agreement or as mandated under applicable law, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such current employee of any U.S. Asset Selling Corporation or Conveyed Company or, to the Knowledge of Pfizer, any current or former employee or officer of any foreign Asset Selling Corporation or Conveyed Company.
(k)     Except  as  disclosed  in Schedule 5.17(k), there are no pending, or, to
                                  ----------------
the Knowledge of Pfizer, threatened or anticipated material claims against any Plan, or, to the Knowledge of Pfizer, pending or threatened against any Foreign Plan, by any employee or former employee of any Asset Selling Corporation or Conveyed Company covered under any such Plan or Foreign Plan, or otherwise involving any such Plan or Foreign Plan (other than routine claims for benefits).
(l) To the Knowledge of Pfizer, all Foreign Plans that are subject to the laws of any jurisdiction outside the United States are in material compliance with such applicable laws, including relevant Tax laws, and the requirements of any trust deed under which they are established. To the Knowledge of Pfizer, all required contributions payable to such Foreign Plans have been made, and all such Foreign Plans are in material compliance with any applicable funding requirements.
Section  5.18     Brokers.  Except  for  Morgan  Stanley  & Co. Incorporated, no
                  -------
broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this
     Agreement based upon arrangements made by or on behalf of Pfizer. Pfizer is solely responsible for the fees and expenses of Morgan Stanley & Co. Incorporated.
Section  5.19     Related  Party  Transactions.  Except as disclosed in Schedule
                  ----------------------------                          --------
5.19,  no  director,  officer  or  partner  of  any  Conveyed  Company  (i)  has
  --
outstanding  any  Indebtedness or other similar obligations to any Asset Selling
  --
Corporation or Conveyed Company, Pfizer or any Affiliate thereof other than for travel expenses in the ordinary course of business in accordance with written policies of Pfizer and consistent with past practice and other than obligations incurred in the ordinary course of business, in the case of any single individual, in an amount less than $5,000; (ii) to the Knowledge of Pfizer, owns any direct or indirect interest of any kind in, or is a director, officer, employee, party, affiliate or associate of, or consultant or lender to, or borrower from, or has the right to participate in the management, operations or profits of, any Person which is (x) a competitor, supplier, customer, distributor, lessor, tenant, creditor or debtor of any Asset Selling Corporation or Conveyed Company, (y) engaged in a business related to the business of any Asset Selling Corporation or Conveyed Company or (z) participating in any transaction to which any Asset Selling Corporation or Conveyed Company is a party or (iii) is otherwise a party to any binding agreement with any Asset Selling Corporation or Conveyed Company.
Section  5.20     Labor  and  Employment  Matters;  Collective  Bargaining.
                  --------------------------------------------------------
(a)     Except  as  set  forth  in  Schedule  5.20,  none  of  the Asset Selling
                                    --------------
Corporations, with respect to the Business, and Conveyed Companies, is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization or other representative of employees, body of employees or staff association or works council. Except as set forth in Schedule 5.20, there is no labor strike,
                                      --------------
slowdown or stoppage or other industrial action pending or, to the Knowledge of Pfizer, threatened against or affecting any Asset Selling Corporation or Conveyed Company, nor has there been any such activity within the past three years.  Except  as  set  forth  in Schedule 5.20, there are currently no ongoing
                                   -------------
collective bargaining negotiations relating to the employees of any Asset Selling Corporation or Conveyed Company.
(b)     Except  as set forth in Schedule 5.20, there is no unfair labor practice
                                -------------
charge, and no charge, claim, inquiry, investigation or complaint or other proceeding pending which Pfizer or any Asset Selling Corporation or Conveyed
Company has been, served with, or otherwise has knowledge of, or, to the Knowledge of Pfizer, has any such proceeding been threatened against any Asset Selling Corporation or Conveyed Company, before the National Labor Relations Board, the U.S. Equal Employment Opportunity Commission, the U.S. Department of Labor, the U.S. Department of Justice, the Occupational Safety and Health Administration, the Immigration and Nationalization Service, or any other state or federal Governmental Authority or regional authority in any jurisdiction responsible for investigating and/or adjudicating claims relating to the terms and conditions of employment, including employment discrimination or wage and hour issues.
Section  5.21     Employees  (non-US).
                  -------------------
(a)     Schedule  5.21 sets forth a list, by country, of the number of Employees
---     --------------
(non-US), the identities of the Employees' Employer and the location of the Employees' employment.
(b) Each Asset Selling Corporation and Conveyed Company has complied and will until Closing comply with all of its common law, statutory and other legal obligations owed to or in respect of every Employee (non-US) and all collective and/or recognition agreements, regulations, policies, procedures, customs, practices and codes of conduct affecting its employment of any such persons and has maintained current, materially accurate and suitable records relating to the service of all such persons.
Section  5.22     Workers'  Compensation.   Schedule 5.22 describes all workers'
                  ----------------------    -------------
compensation arrangements in the United States, whether insured or self-insured, affecting the Asset Selling Corporations and Conveyed Companies with respect to the Business, and the aggregate amount of all claims made under such arrangements within the last five years. Except as described on Schedule 5.22,
                                                                  -------------
there are no assessments, provisional assessments, reassessments, supplementary assessments, penalty assessments or increased assessments which are due and unpaid on the date hereof or which will be unpaid at Closing except as may be accrued in the statement of the Working Capital of the Business as of the Closing Date.
Section  5.23     New  Products.  (a)  Schedule 5.23 sets forth the current plan
                  -------------        -------------
of Pfizer with respect to the introduction by the Business of new products in calendar year 2003 ("New Products"). To the Knowledge of Pfizer, there have
                        -------------
been no events or occurrences which would materially impact the plan set forth on Schedule 5.23.
    --------------
(b) To the Knowledge of Pfizer, no manufacturing or design problems have been encountered with respect to the production of the Intuition product line in quantities  consistent  with  Schedule  7.19(a)  which  (i)  have  not been
                                   -----------------
resolved; (ii) are reasonably likely to significantly delay the introduction of the New Products in accordance with the time lines set forth on Schedule 5.23,
                                                                  -------------
or would significantly impact the Business's ability to meet anticipated customer orders at levels anticipated by Pfizer in connection with such introduction, or (iii) will result in capital expenditures or other expenses which are materially greater than the budgeted expenditures for such introductions in accordance with Schedule 7.19(a).
                                     -----------------
Section  5.24     No  Undisclosed  Liabilities.   Except  as  reflected  in  the
                  ----------------------------
Financial Statements, or as may be set forth on any Schedule to this Agreement, there are not, and since December 31, 2001, the Business has not incurred, any liabilities or obligations (whether direct, indirect, accrued, contingent or absolute, and whether due or to become due, nor, to the Knowledge of Pfizer, have any facts arisen or occurred which could reasonably form a basis therefor), which have had, or reasonably would be expected to have, a Material Adverse Effect.
ARTICLE  VI

REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER
     Purchaser  represents  and  warrants  to  Pfizer  as  follows:
Section 6.1     Organization and Qualification.  Purchaser is a corporation duly
                ------------------------------
     organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has full corporate power and authority to conduct its business as it is presently being conducted and to own and lease its properties and assets.
Section  6.2     Corporate  Authorization. Purchaser has all requisite corporate
                 ------------------------
power and authority to execute and deliver this Agreement, and to perform its obligations hereunder. The execution, delivery and performance by Purchaser of this Agreement have been duly authorized by all requisite corporate action on the part of Purchaser.
Section  6.3     Binding Effect.  This Agreement constitutes a valid and binding
                 --------------
obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by general principles of equity (regardless or whether enforcement is sought in a proceeding in equity or law).
Section  6.4     Non-Contravention.  The  execution, delivery and performance by
                 -----------------
Purchaser of this Agreement, and the consummation of the transactions contemplated hereby, do not and will not (i) violate any provision of the certificate of incorporation, bylaws or other organizational documents of Purchaser; (ii) result in a breach of, or default under, or right to accelerate with respect to, any term or provision of any contract, commitment or other obligation to which Purchaser and any of its Affiliates is a party or is subject; or (ii) assuming compliance with the matters set forth in Sections 5.5 and 6.5, violate or result in a breach of or constitute a default under any Law or other restriction of any Governmental Authority to which Purchaser is subject.
Section  6.5     Governmental  Authorization.  Except  as  set forth in Schedule
                 ---------------------------                            --------
6.5, the execution and delivery of this Agreement by Purchaser do not and will not require any material consent or approval of any Governmental Authority.
Section  6.6     Third Party Approvals.  Except for any third party approvals as
                 ---------------------
are  reflected  in  Schedule  6.6,  the  execution,  delivery and performance by
                    -------------
Purchaser of this Agreement and the transactions contemplated hereby do not require any consents, waivers, authorizations or approvals of, or filings with, any third Persons which have not been obtained by Purchaser.
Section  6.7     Financial Capability.  On the Closing Date, Purchaser will have
                 --------------------
sufficient funds to make the Aggregate Payment on the terms and conditions contemplated by this Agreement.
Section  6.8     Securities  Act.  Purchaser  is acquiring the Shares solely for
                 ---------------
the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. Purchaser acknowledges that the Shares are not registered under the Securities Act, any applicable state securities Law or any applicable foreign securities Laws, and that such Shares may not be transferred or sold except pursuant to the registration provisions of the Securities Act or applicable foreign securities Laws or pursuant to an applicable exemption therefrom and pursuant to state securities Laws as applicable. Purchaser (either alone or together with its advisors) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Shares and is capable of bearing the economic risks of such investment.
Section  6.9     Condition of the Business.   Purchaser is purchasing the Shares
                 -------------------------
and the Purchased Assets based on the results of its inspections and investigations and on the representations and warranties of Pfizer expressly set forth in this Agreement. Purchaser, in acquiring the Shares and the Purchased Assets, is not relying on any statement or material made or distributed by Pfizer or its representatives other than the representations, warranties and covenants contained in this Agreement. Purchaser acknowledges that, with respect to all representations, warranties and covenants contained in this Agreement, none of the representations, warranties and covenants shall apply or be deemed to apply with respect to the business or operations of Pharmacia Corporation or its Affiliates to the extent that Pfizer is currently a party to a contract to purchase the business of Pharmacia Corporation (the "Transaction") or to the extent that such Transaction is consummated prior to the Closing Date. Any claims Purchaser may have for breach of representation or warranty shall be based solely on the representations and warranties of Pfizer set forth in
Article V hereof. All warranties of habitability, merchantability and fitness for any particular purpose, and all other warranties arising under the Uniform Commercial Code (or similar foreign laws), are hereby waived by Purchaser. In addition, Purchaser acknowledges and agrees that no Seller Corporation intends to give any "guarantee" nor is any "guarantee" being given by any Seller Corporation under or pursuant to this Agreement or otherwise in connection with the transactions contemplated hereby within the meaning of Sections 443 and 444 of the German Civil Code.
Section  6.10     Litigation.  There  is  no  material  action,  order,  writ,
                  ----------
injunction, judgment or decree outstanding, or suit, litigation, proceeding, labor dispute (other than routine grievance procedures or routine, uncontested claims for benefits under any benefit plans for any officers, employees or agents of Purchaser), arbitration, investigation or reported claim, pending or, threatened, before any court, governmental entity or arbitrator, which seeks to delay or prevent the consummation of the transactions contemplated by this Agreement or would, if successful, materially and adversely affect the ability of Purchaser to consummate the transactions contemplated by this Agreement.
Section 6.11     Brokers.  Except for Banc of America Securities LLC, no broker,
                 -------
finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser. Purchaser is solely responsible for the fees and expenses of Banc of America Securities LLC.
ARTICLE  VII

COVENANTS
Section  7.1     Information and Documents.  (a)  From and after the date hereof
                 -------------------------
and pending Closing, upon reasonable advance notice, the Seller Corporations shall permit Purchaser and its representatives to have reasonable access, during regular normal business hours, to the assets, employees, books and records of the Seller Corporations and the Conveyed Companies relating to the Business, and shall furnish, or cause to be furnished, to Purchaser, such financial, tax and operating data and other available information with respect to the Business as Purchaser shall from time to time reasonably request; provided, however, that
                                                         --------  -------
no such access shall unreasonably interfere with the Seller Corporations' and the Conveyed Companies' operation of their respective businesses, including the Business; and provided further that the Seller Corporations shall not be
                --------  -------
required to take any action which could constitute a waiver of attorney-client privilege. Purchaser and its representatives, upon their request to Pfizer, shall be granted full access to the document room located at 150 East 42nd Street, NY, NY.
(b) All information received by Purchaser and given by or on behalf of the Seller Corporations or the Conveyed Companies in connection with this Agreement and the transactions contemplated hereby will be held by Purchaser and its Affiliates, agents and representatives as "Evaluation Material", as defined in,
                                            -------------------
and  pursuant  to  the  terms  of,  the  Confidentiality  Agreement.
Section  7.2     Conduct of Business.  From and after the date hereof and to the
                 -------------------
Closing, except (i) as set forth on Schedule 7.2 or as otherwise contemplated by
                                    ------------
     this Agreement or (ii) as Purchaser shall otherwise consent in writing, which consent shall not be unreasonably withheld, Pfizer agrees that it will conduct the Business, and will cause the Business to be conducted, in the ordinary course consistent with past practice, and use commercially reasonable efforts to preserve intact the Business and related relationships with customers, suppliers and other third parties and keep available the services of the present Employees. From and after the date hereof and to the Closing, except (i) as set forth on Schedule 7.2 or as otherwise contemplated by this
                               ------------
Agreement, (ii) as Purchaser shall otherwise consent in writing, which consent shall not be unreasonably withheld, and (iii) as may be necessary or advisable, in the sole discretion and at the expense of Pfizer, to remove the Excluded Assets (provided that Pfizer shall be responsible for any damages in connection with its actions taken pursuant to this clause (iii)), Pfizer covenants and agrees that it shall cause the Conveyed Companies and the Asset Selling
Corporations,  in  each  case  with  respect  to  the  Business,  not  to:
(a) (i) in respect of any Conveyed Company, declare, set aside or pay any dividend or other distribution payable in stock or property (other than in cash)
     with respect to its capital stock or (ii) redeem, purchase or otherwise acquire directly or indirectly any of its shares of capital stock;
(b) (i) in respect of any Conveyed Company, issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire any shares of, capital stock of any class or any other securities (including voting debt) of any Person; (ii) in respect of any Conveyed Company, amend the terms of any such securities or agreements outstanding on the date hereof; or (iii) in respect of any Conveyed Company, split, combine or reclassify any of its shares of capital stock;
(c) transfer, lease, license, sell, mortgage, pledge, dispose of, or encumber any material assets other than in the ordinary course consistent with past practice;
(d) (i) grant any increase in the compensation payable or to become payable to any of its executive officers or vice presidents except in the ordinary course consistent with past practice and/or in accordance with existing agreements or written policies; (ii) (A) adopt any new, (B) except as required by statute or regulation, amend or otherwise increase any existing, or (C) accelerate the payment or vesting of the amounts payable or to become payable under any bonus, incentive compensation, deferred compensation, severance, profit sharing, stock option, stock purchase, insurance, pension, retirement, programs, plans, arrangements or other employee benefit plan agreement or arrangement, except in the ordinary course consistent with past practice and/or as required by existing written agreements or policies; (iii) enter into any agreements or severance agreement with or, except in the ordinary course consistent with past practice and/or in accordance with its existing written policies or applicable law, grant any severance or termination pay to any officer, director or employee; or (iv) voluntarily recognize a collective bargaining representative for its employees without the benefit of an election pursuant to National Labor Relations Board regulations;
(e) modify or amend any material term or rights or terminate any of the Material Contracts or waive, release or assign any material rights or claims, or amend, revise or restate the respective certificate of incorporation or by-laws, or equivalent governing documents of any Conveyed Company;
(f) acquire or agree to acquire by merging or consolidating with, or by purchasing any material portion of the stock or assets of, or by any other manner, any business or any corporation, partnership, association or other business  organization  or  division  thereof;
(g)     change  any  of  the  accounting  methods used by it, unless required by
GAAP;
(h) in respect of any Conveyed Company, adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization under local law;
(i) other than for transfers of cash, Cash Equivalents, obsolete equipment and capital items consistent with the Business' capital expenditure plan and inventory in the ordinary course consistent with past practice, transfer any assets to any other Affiliate, or assume any Liabilities of any other Affiliate, except by operation of law in the ordinary course; and
(j) enter into an agreement, contract, commitment or arrangement to do any of the foregoing, or to authorize, recommend, propose or announce an intention to do any of the foregoing.
Section 7.3     Best Efforts; Certain Governmental Matters.  (a)  Upon the terms
                ------------------------------------------
     and subject to the conditions herein provided (including Section 2.3), each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary for it to do under applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including (i) to comply promptly with all legal requirements which may be imposed on it with respect to this Agreement and the transactions contemplated hereby (which actions shall include furnishing all information required by applicable Law in connection with approvals of or filings with any Governmental Authority); (ii) to satisfy the conditions precedent to the obligations of such party hereto; (iii) to obtain any consent, authorization, order or approval of, or any exemption by, any Governmental Authority or other public or private third party required to be obtained or made by Purchaser, the Seller Corporations or the Conveyed Companies in connection with the acquisition of the Shares and the Purchased Assets or the taking of any action contemplated by this Agreement; (iv) to effect all registrations, filings and transfers of Environmental Permits necessary for the operation of the Business and required under Environmental Laws; and (v) to take any action reasonably necessary to vigorously defend, lift, mitigate, or rescind the effect of any litigation or administrative proceeding adversely affecting the acquisition of the Shares and the Purchased Assets or this Agreement, including promptly appealing any adverse court or administrative decision. The parties shall work together to promptly and diligently meet the requirements set forth in items (i) to (v) above in a manner that is reasonable to both parties, provided, however, to the extent necessary to consummate the transactions
--------   -------
contemplated  hereby  prior to the date set forth in Section 9.1(b), the parties
------
shall  use their best efforts to satisfy all obligations under (i) to (v) above.
(b) With respect to the Milford Facility, Pfizer, in consultation with Purchaser, shall have responsibility for complying with requirements imposed by the Connecticut Transfer Act, Conn. Gen. Stat. 22a-134 et seq., due to the
                                                             --------
transactions contemplated by this Agreement, including preparing and submitting forms and reports, executing required forms as the Certifying Party (as defined under the Connecticut Transfer Act), implementing Remedial Action, and paying fees and costs associated therewith.
(c) Purchaser shall execute and comply with any and all land use restrictions, institutional and engineering controls and/or Governmental Orders at a Facility where Remedial Action is being conducted pursuant to this Agreement that (i) are required by any Governmental Authority; (ii) do not interfere with the commercial/industrial use of the Facility; (iii) prevent the use of groundwater; or (iv) Pfizer's and Purchaser's environmental consultants agree are necessary because further Remedial Action will not achieve the Applicable Remedial Action Standard. If Pfizer's and Purchaser's environmental consultants are unable to reach such joint agreement, the provisions of Section
8.10  (d)(iii)  shall  apply.
(d) Subject to appropriate confidentiality protections, and except where prohibited by Law, each of the parties hereto will furnish to the other party such necessary information and reasonable assistance as such other party may reasonably request in connection with the foregoing and will provide the other party with copies of all filings made by such party with any Governmental Authority and, upon request, any other information supplied by such party to a Governmental Authority in connection with this Agreement and the transactions contemplated hereby.
(e)     Without  limiting  the  generality  of the undertakings pursuant to this
Section 7.3, (i) Purchaser and Pfizer agree to provide or cause to be provided promptly to Governmental Authorities with regulatory jurisdiction over enforcement of any applicable Competition Laws ("Governmental Antitrust Entity")
                                                 -----------------------------
information and documents requested by any Governmental Antitrust Entity or necessary, proper or advisable to permit consummation of the acquisition of the Shares and the Purchased Assets and the transactions contemplated by this Agreement; (ii) without in any way limiting the other provisions of this Section 7.3, Purchaser and Pfizer agree to file any notification and report form and related material required under the HSR Act, the European Commission, if applicable, and such other jurisdictions as the parties shall determine, as soon as practicable and in any event not later than 15 Business Days after the date hereof, and thereafter use its best efforts to certify as soon as practicable its substantial compliance with any requests for additional information or documentary material that may be made under the HSR Act; (iii) Purchaser shall proffer to (A) sell or otherwise dispose of, or hold separate and agree to sell or otherwise dispose of specific assets or categories of assets or businesses of the Conveyed Companies and the Purchased Assets or any of Purchaser's other assets or businesses now owned or presently or hereafter sought to be acquired by Purchaser; (B) terminate any existing relationships and contractual rights and obligations; and (C) amend or terminate such existing licenses or other intellectual  property  agreements  and to enter into such new licenses or other intellectual property agreements (and, in each case, to enter into agreements with the relevant Governmental Antitrust Entity giving effect thereto), in each case with respect to the foregoing clauses (A), (B) or (C) if such action is necessary or reasonably advisable to obtain approval or consummation of the transactions contemplated by the Agreement by any Governmental Antitrust Entity; and (iv) Purchaser shall take promptly, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the acquisition of the Shares and the Purchased Assets and the transactions contemplated hereby in accordance with the terms of this Agreement unlawful or that would prevent or delay consummation of the acquisition of the Shares and the Purchased Assets or the other transactions contemplated by this Agreement, any and all steps (including the appeal thereof, the posting of a bond or the taking of the steps contemplated by clause (iii) of this subsection (c)) necessary to vacate, modify or suspend such injunction or order so as to permit such consummation on a Schedule as close as possible to that contemplated by this Agreement. Each of Pfizer and Purchaser will provide to the other copies of all correspondence between it (or its advisor) and any Governmental Antitrust Entity relating to the acquisition of the Shares and the Purchased Assets or any of the matters described in this Section 7.3. Pfizer and Purchaser agree that all telephone calls and meetings with a Governmental Antitrust Entity regarding the acquisition of the Shares and the Purchased Assets or any of the matters described in this Section 7.3 shall include representatives of Pfizer and Purchaser.
(f) The parties expressly agree: (i) that any breach by either party of its obligations under Section 7.3(e) will cause irreparable harm to the other party;
(ii) that each party has agreed to this transaction in specific reliance on the other party's obligations under Section 7.3(e), and would not have otherwise agreed to go forward; and (iii) therefore, each party is entitled to specific performance of the other party's obligations under Section 7.3(e), and each party hereby agrees in advance to the granting of such specific performance of such obligations without proof of actual damages or harm.
(g) In the event an approval or action of a Governmental Authority (other than a Governmental Authority of the United States of America (or any state or subdivision thereof), Japan, the European Union, or any Key European Country) having jurisdiction that is necessary to lawfully consummate the transactions contemplated hereby is not obtained on or prior to the Closing Date, Pfizer and Purchaser agree to effect Closing (including payment of the total Aggregate Payment and Aggregate Purchase Price), subject to the terms of this Agreement, with respect to all Shares, Purchased Assets and Assumed Liabilities outside of the jurisdiction of any such Governmental Authority; provided, however, that the
                                                     --------  -------
obligations of the parties hereto set forth in this Section 7.3 shall continue with respect to any such approval or action until such approval or action is given or taken, as the case may be, and upon the occurrence of such approval or action, the parties hereto shall effect transfer of the effected Shares, Purchased Assets and Assumed Liabilities in accordance with the Foreign Implementing Agreements for the jurisdiction relating thereto, subject to the provisions of Section 2.3(c) hereof. Each such transfer, upon occurrence, shall be retroactive to and be deemed to have occurred on the Closing Date. As of the Closing Date, Pfizer and Purchaser shall, subject to applicable Law, enter into mutually agreeable alternative business arrangements consistent with the terms of this Agreement or other arrangements which provide Purchaser with the net economic benefit or loss (as determined pursuant the Letter Agreement attached as Exhibit H) of the affected Conveyed Subsidiaries and Purchased Assets from and after the Closing Date and continuing until any such third-party consent is obtained.
Section  7.4     Tax  Matters.
                 ------------
(a)     (i)  Preparation  and  Filing  of Tax Returns.  Pfizer shall prepare and
             ----------------------------------------
timely file or shall cause to be prepared and timely filed all federal, state, local and foreign Tax Returns in respect of the Conveyed Companies and the Asset
     Selling Corporations, their assets and activities that (i) are required to be filed (taking into account extensions) on or before the Closing Date; or (ii) are required to be filed (taking into account extensions) after the Closing Date and (A) are Consolidated Tax Returns of Pfizer and its Affiliates; (B) are with respect to Income Taxes and are required to be filed on a separate Tax Return basis for any Tax period ending on or before the Closing Date; or (C) are to be filed by an Asset Selling Corporation. Purchaser shall prepare or cause to be prepared and shall file or cause to be filed all other Tax Returns required of the Conveyed Companies, or in respect of their assets or activities or required to be filed after the Closing Date with respect to the Purchased Assets or the Business. Any such Tax Returns that include periods ending on or before the Closing Date or that include the activities of the Conveyed Companies or an Asset Selling Corporation (with respect to the Business) prior to the Closing Date shall, insofar as they relate to the Conveyed Companies or an Asset Selling Corporation (with respect to the Business) prior to the Closing Date, be on a basis consistent with the last previous such Tax Returns filed in respect of the Conveyed Companies or such Asset Selling Corporation (with respect to the Business), unless Pfizer or Purchaser, as the case may be, concludes that there is no reasonable basis for such position. With respect to any Tax Return required to be filed by Purchaser for a taxable period that includes (but does not end on) the Closing Date (a "Straddle Period"), Purchaser shall deliver, at
                                  ---------------
least 30 days prior to the due date for the filing of such Tax Return (taking into account extensions), to Pfizer a statement setting forth the amount of Tax for which Pfizer is responsible pursuant to Sections 7.4(g) and a copy of such Tax Return. Pfizer shall have the right to review such Tax Return and statement prior to the filing of such Tax Return. Pfizer and Purchaser agree to consult and resolve in good faith any issue arising as a result of Pfizer's review of such Tax Return and statement and mutually to consent to the filing of such Tax Return as promptly as possible. Unless otherwise required by an appropriate Governmental Authority, neither Purchaser nor any of its Affiliates shall file any amended Tax Returns for any periods for or in respect of the Conveyed Companies with respect to which Purchaser is not obligated to prepare or cause to be prepared the original such Tax Returns pursuant to this Section 7.4(a)(i) without the prior written consent of Pfizer which consent shall not be unreasonably withheld. Neither Pfizer nor any of its Affiliates shall file any amended Tax Returns for or in respect of the Conveyed Companies for such periods without the prior written consent of Purchaser, which consent shall not be unreasonably withheld. Notwithstanding any provision of this Agreement, Purchaser may, at its option, make an election under Section 338(g) of the Code with respect to its purchase or deemed purchase of any of the Conveyed Companies, in which event Purchaser shall be solely responsible for preparing the separate return for any U.S. corporation reflecting the consequences of such election, and shall be responsible for and shall pay, any and all Taxes resulting from such election, including any additional Taxes arising as a result of a reduction in the amount of foreign tax credits and other Tax credits that are available to Pfizer (computed as if Pfizer did not utilize any foreign tax credits or any other Tax credits, net operating losses or other Tax attributes to reduce the additional Taxes), and shall indemnify Pfizer (in the manner provided herein) with respect to such Taxes. If Pfizer determines that any of the Conveyed Companies is entitled to file or make a formal or informal claim for refund or file an amended Tax Return providing for a refund with respect to a period for which it is obligated to prepare or cause to be prepared the original such Tax Return pursuant to this Section 7.4(a)(i), Pfizer shall be entitled to file or make such claim or amended Tax Return on behalf of such Conveyed Company and will be entitled to control the prosecution of such refund claims. In the event that Pfizer fails to prepare and timely file or cause to be prepared and timely filed any Tax Return or pay Taxes shown to be due with respect to a Tax Return which Pfizer is obligated to prepare and file or cause to be prepared and filed pursuant to Section 7.4(a), Purchaser shall have the right to prepare and file such Tax Return and pay the Taxes shown to be due on such Tax Return notwithstanding anything in this Section 7.4(g)(i) and 7.4(b) to the contrary, provided such Tax Return shall be prepared and filed on a basis consistent with the principles set forth in this Section 7.4(g)(i).
(ii)     Internal  Restructurings.  Pfizer  shall  have  the  right  to cause an
----     ------------------------
election  pursuant  to  Treasury  Regulations  Section  301.7701-3  to be filed,
----
effective from a date on or prior to the Closing Date, for those of the Conveyed
----
     Companies that are not United States entities to be treated as a branch for U.S. federal Income Tax purposes. Prior to the Closing, Pfizer shall provide Purchaser with a list of all Conveyed Companies for which elections pursuant to Treasury Regulations Section 301.7701-3 have been filed, together with copies of such elections.
(b)     Payment of Taxes.  Except for Taxes that are accrued or reserved against
---     ----------------
     in the Working Capital Statement, Pfizer shall pay or cause to be paid (A) all Taxes due with respect to Tax Returns which Pfizer is obligated to prepare and file or cause to be prepared and filed pursuant to Section 7.4(a); and (B) all Taxes due with respect to Tax Returns for Straddle Periods for which Pfizer is responsible pursuant to Section 7.4(g)(i). Purchaser shall pay or cause to be paid (A) all Taxes due with respect to Tax Returns which Purchaser is obligated to prepare and file or cause to be prepared and filed pursuant to
Section 7.4(a) other than Taxes which Pfizer shall pay or cause to be paid in accordance with the preceding sentence; and (B) all Taxes owed by the Conveyed Companies other than Taxes which Pfizer shall pay or cause to be paid in accordance with the preceding sentence.
(c)     Tax Sharing Agreements.  On the Closing Date, all Tax sharing agreements
---     ----------------------
and arrangements, including profit pooling or similar arrangements under non-United States law, between (i) the Conveyed Companies, on the one hand; and
(ii) Pfizer or any of its Subsidiaries or Affiliates (other than the Conveyed Companies), on the other hand, shall be terminated effective as of the close of the Closing Date and have no further effect for any taxable year or period (whether a past, present or future year or period), and no additional payments shall be made thereunder with respect to any period after the Closing Date in respect of a redetermination of Tax liabilities or otherwise.
(d)     Carryforwards  and  Carrybacks.  Purchaser  shall  cause  the  Conveyed
---     ------------------------------
Companies  to  elect,  when permitted by law, to carry forward any net operating
---
loss,  charitable  contribution  credit  or other item arising after the Closing
--
Date  that  could,  in  the  absence  of  such an election, be carried back to a
--
taxable period of the Conveyed Companies ending on or before the Closing Date in
--
which the Conveyed Companies were included in a Consolidated Tax Return of Pfizer and its Affiliates. Purchaser, on its own behalf and on behalf of its Affiliates, hereby waives any right to use or apply any net operating loss, charitable contribution credit or other item (including any net capital loss, foreign tax credit or research and development credit) of the Conveyed Companies for any tax year ending on any date following the Closing Date to any period of the Conveyed Companies ending on or before the Closing Date. If any net capital loss, foreign tax credit or research and development credit shall be carried back to any such period, Purchaser shall indemnify Pfizer and its Affiliates (other than the Conveyed Companies) for all reasonable costs and expenses incurred by Pfizer or any of such Affiliates in filing such claims or in connection with any audit of such claims.
(e)     Refunds.  Pfizer  shall be entitled to retain, or receive prompt payment
---     -------
from Purchaser or any of its Subsidiaries or Affiliates (including the Conveyed Companies) of, any refund or credit with respect to Taxes (including refunds and credits arising by reason of amended Tax Returns filed after the Closing Date or otherwise) with respect to any Tax period or portion thereof that ends on or before the Closing Date relating to the Conveyed Companies or any Asset Selling Corporation; provided, however, that (i) Purchaser and the Conveyed Companies
              --------   -------
shall be entitled to retain, or receive prompt payment from Pfizer of, any such refund or credit to the extent that such refund or credit arises as a result of the use or application (as provided in Section 7.4(d)) of any net capital loss, foreign tax credit or research and development credit of the Conveyed Companies for any tax year ending on any date following the Closing Date to any period of the Conveyed Companies ending on or before the Closing Date; and (ii) to the extent that Pfizer or any of its Affiliates (other than the Conveyed Companies) would, but for the carryback by the Conveyed Companies of any such net capital loss, foreign tax credit or research and development credit, be entitled to a refund or credit in respect of any net capital loss, foreign tax credit or research and development credit of Pfizer or any of Pfizer's Affiliates (other than the Conveyed Companies), Pfizer shall be entitled to receive prompt payment from Purchaser of any such amount to the extent Purchaser has previously received a refund or credit from a carryback to Pfizer's return. Purchaser and the Conveyed Companies shall be entitled to retain, or receive prompt payment from Pfizer of, any refund or credit with respect to Taxes with respect to any taxable period beginning after the Closing Date relating to any of the Conveyed Companies. Purchaser and Pfizer shall equitably apportion any refund or credit with respect to Taxes with respect to a Straddle Period in a manner consistent with the principles set forth in Section 7.4(g)(iii). If a refund for which a payment has been made to a party hereto (the recipient) by the other party hereto (the payor) pursuant to this Section 7.4(e) is subsequently reduced or disallowed, the recipient shall indemnify the payor for any Tax assessed against the Payor by reason of such reduction or disallowance.
(f)     Tax  Cooperation.  Each of Purchaser and Pfizer shall provide each other
---     ----------------
with such information and records and make such of its officers, directors, employees and agents available as may reasonably be requested by such other party in connection with the preparation of any Tax Return or any audit or other proceeding that relates to the Conveyed Companies or the Asset Selling Corporations. Purchaser shall, within 120 days after the Closing Date, prepare or cause the Conveyed Companies to prepare, in a manner consistent with the Conveyed Companies' past practice, the tax work paper preparation package or packages necessary to enable Pfizer to prepare Tax Returns Pfizer is obligated to prepare or cause to be prepared.
(g)     Tax  Indemnification.
---     --------------------
(i)     Pfizer  shall  indemnify,  defend  and hold Purchaser and its Affiliates harmless  from  and  against  all  liability  for U.S. and non-U.S. Taxes of the
Conveyed Companies for any taxable period that ends on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date, including (A) all liability for any breach of Pfizer's representations and warranties contained in Article V or covenants contained in this Article VII with respect to the Conveyed Companies; (B) all liability (as a result of Treasury Regulation Section 1.1502-6(a) or otherwise) for Taxes of Pfizer or any other Person (other than the Conveyed Companies) which is or has ever been affiliated with the Conveyed Companies, or with whom the Conveyed Companies otherwise join or have ever joined (or are or have ever been required to join) in filing any consolidated, combined or unitary Tax Return, prior to the Closing; (C) all liability for Taxes of the Business which constitutes a
Retained Liability pursuant to Section 2.6 of this Agreement; and (D) all liability for reasonable legal, accounting and appraisal fees and expense with respect to any item described in clause (A) or (B) above; provided, however,
                                                              --------  -------
that Pfizer's indemnity obligation for Taxes pursuant to this Section 7.4(g)(i) shall be reduced by refunds of Taxes (excluding carrybacks from post-Closing Date years to the extent permitted hereunder) with respect to such periods received after the Closing Date by Purchaser or any of its Affiliates and not previously remitted to Pfizer. Notwithstanding the foregoing, Pfizer shall not indemnify, defend or hold harmless Purchaser or any of its Affiliates from any liability for Taxes (a) attributable to (i) any election under any provision of the Code (including Section 338(g)) or any other action taken, (ii) any failure to comply with Law or (iii) any other failure to act which constitutes gross negligence or willful misconduct on the part of Purchaser or any of its Affiliates that (A) would otherwise give rise to a Pfizer Tax indemnity payment,
(B) is made after the Closing by Purchaser, any of its Affiliates (including the Conveyed Companies) or any transferee of Purchaser or any of its Affiliates and
(C) is not expressly required or otherwise expressly contemplated by this Agreement and has not been approved in writing by Pfizer (a "Purchaser Tax
                                                                   -------------
Act"); or (b) to the extent accrued or reserved against in the Working Capital Statement. Purchaser shall pay to Pfizer the amount of Tax savings realized by Purchaser or any of its Affiliates as a result of any loss or credit carryforwards of the Conveyed Companies existing as of the Closing Date, as soon as practicable after such savings may be realized. Further, Pfizer's obligation to indemnify, defend or hold harmless Purchaser or any of its Affiliates from any liability shall terminate effective with the expiration of the applicable statute of limitations (including extensions) in respect of such liability.
(ii) Purchaser shall, and shall cause the Conveyed Companies to, indemnify, defend and hold Pfizer and its Affiliates harmless from and against, (A) except to the extent Pfizer is otherwise required to indemnify Purchaser for such Tax pursuant to Section 7.4(g)(i), all liability for Taxes of the Conveyed Companies; (B) all liability for Taxes attributable to a Purchaser Tax Act, including all liability for Taxes resulting from Purchaser making an election under Section 338(g) of the Code with respect to its purchase or deemed purchase of any of the Conveyed Companies, and any additional Taxes arising as a result of a reduction in the amount of foreign tax credits and other Tax credits that are available to Pfizer (computed as if Pfizer did not utilize any foreign tax credits or other Tax credits, net operating losses or other Tax attributes to reduce the additional Taxes); and (C) all liability for reasonable legal, accounting and appraisal fees and expenses with respect to any item described in clause (A) or (B) above. Purchaser's obligation to indemnify, defend or hold harmless Pfizer or any of its Affiliates from any liability shall terminate effective with the expiration of the applicable statute of limitations (including extensions) in respect of such liability.
(iii)     In  the  case  of  any  Straddle  Period:
(A) The periodic Taxes of the Conveyed Companies that are not based on income or receipts (e.g., property Taxes) for the portion of any Straddle Period
                    ----
     ending on the Closing Date (the "Pre-Closing Tax Period") shall be computed
                                      ----------------------
based upon the ratio of the number of days in the Pre-Closing Tax Period and the number of days in the entire Tax Period; and
(B) Taxes of the Conveyed Companies for the Pre-Closing Tax Period (other than Taxes described in Section 7.4(g)(iii)(A) above) shall be computed as if such taxable period ended as of the close of business on the Closing Date and, in the case of any Taxes of the Conveyed Companies attributable to the ownership by the Conveyed Companies of any equity interest in any partnership or other "flowthrough" entity, as if a taxable period of such partnership or other "flowthrough" entity ended as of the close of business on the Closing Date.
(iv) Any indemnity payment required to be made pursuant to this Section 7.4(g) shall be made within 30 days after the indemnified party makes written demand upon the indemnifying party, but in no case earlier than 5 Business Days prior to the date on which the relevant Taxes are required to be paid to the relevant taxing authority (including estimated Tax payments).
(v) Any indemnity payment made pursuant to this Section 7.4(g), other than for Straddle Period Taxes pursuant to the first sentence of Section 7.4(b)(B) shall be treated as an adjustment to the price paid by Purchaser for the relevant Conveyed Company for Tax purposes, unless a final determination with respect to the indemnified party or any of its Affiliates causes such payment to be treated other than as an adjustment to the purchase price for federal Income Tax purposes.
(h)     Timing Adjustment.  In the event that a final determination (which shall
---     -----------------
     include the execution of an IRS Form 870-AD or successor form) results in a timing difference (e.g., an acceleration of income or delay of deductions) that
                    ----
would increase Pfizer's liability for Taxes pursuant to this Section 7.4 or results in a timing difference (e.g., an acceleration of deductions or delay of
                                 ----
income)  that  would  increase  Purchaser's liability for Taxes pursuant to this
Section 7.4, Purchaser or Pfizer, as the case may be, shall promptly make payments to Pfizer or Purchaser as and when Purchaser or Pfizer, as the case may be, actually realizes any Tax benefits as a result of such timing difference (or under such other method for determining the present value of any such anticipated Tax benefits as agreed to by the parties). Such Tax benefit for federal, state and local Income Tax purposes shall be computed for any year using Purchaser's or Pfizer's, as the case may be, actual tax liability with and without giving effect to such timing difference.
(i)     Tax  Contests.
---     -------------
(A)     If  a claim shall be made by any taxing authority (a "Tax Claim") which,
                                                              ---------
if successful, might result in an indemnity payment pursuant to Section 7.4(g), the indemnifying party shall promptly notify the indemnified party of such claim no  later  than  20  Business  Days after such Tax Claim is made; provided,
                                                                       --------
however,  the  failure to provide such notification within such period shall not
    ---
release the indemnifying party from its indemnification obligations hereunder except to the extent the indemnified party is prejudiced thereby.
(B) With respect to any Tax Claim relating to a taxable period ending on or before the Closing Date or relating to or affecting a Consolidated Tax Return, Pfizer shall control all proceedings and may make all decisions taken in connection with such Tax Claim (including selection of counsel) and, without limiting the foregoing, may in its sole discretion pursue or forego any and all administrative appeals, proceedings, hearings and conferences with any taxing authority with respect thereto, and may, in its sole discretion, either pay the Tax claimed and sue for a refund where applicable law permits such refund suits or contest the Tax Claim in any permissible manner. Purchaser shall be entitled to be informed of such Tax Claim within a reasonable time after such Tax Claim is asserted and the developments with respect to such Tax Claim at any administrative meeting, conference, hearing or other proceeding.
(C) Except as otherwise provided in Section 7.4(i)(B), Pfizer and Purchaser shall jointly control and participate in all proceedings taken in connection with any Tax Claim relating to Taxes of the Conveyed Companies for any Straddle Period. Neither Pfizer nor Purchaser shall settle any such Tax Claim without the prior written consent of the other, which shall not be unreasonably withheld.
(D) Except as otherwise provided in Section 7.4(i)(B), Purchaser shall control all proceedings with respect to Taxes for any taxable period beginning after the Closing Date.
(E) Purchaser, the Conveyed Companies and each of their respective Affiliates, on the one hand, and Pfizer and its respective Affiliates, on the other, shall cooperate in contesting any Tax Claim, which cooperation shall include the retention and (upon request) the provision to the requesting party of records and information which are reasonably relevant to such Tax Claim, making employees available on a mutually convenient basis to provide additional information or explanation of any material provided hereunder or to testify at proceedings relating to such Tax Claim. Purchaser shall execute and deliver such powers of attorney and other documents as are necessary to carry out the intent of this Section.
Section 7.5     Employees and Employee Benefits.  (a)  Employees (US) - Offer of
                -------------------------------        -------------------------
     Employment;  Continued  Employment;  Severance.  Purchaser  agrees to offer
     ----------------------------------------------
employment as of 12:01 a.m. on the day immediately following the Closing Date to each Employee (US) (or to cause the Conveyed Companies to offer to continue the employment of each of their Employees (US)) in the same or a comparable position and at a rate of pay at least equal to such Employee's rate of pay in effect on the Closing Date and with benefits which shall be substantially comparable in the aggregate to the employee benefits as are set forth in Schedule 7.5(a) and,
                                                            ---------------
in the event of Purchaser's termination of employment of an Employee (US), identical to such other benefits as are set forth in the Employee Severance Program in Schedule 7.5(a)(i). The employee benefit plans, programs, policies,
            ------------------
and  fringe  benefits  of  Purchaser set forth on Schedule 7.5(a)(iii), provided
                                                  --------------------
Purchaser makes an additional fully vested contribution of 3.5% of each Affected Employee's pay (to include base salary, bonus, overtime, shift differentials and premium pay) for the balance of the two-year benefit comparabilty period (such period shall be reduced by the period of time during which Purchaser replicates Pfizer's employee benefit plans), to the Pension Plus Match Account to be established for each Affected Employee under Purchaser's Defined Benefit Pension Plan (regardless of whether such Affected Employee is otherwise a participant in such plan or Purchaser's Savings Plan) shall be deemed substantially comparable in the aggregate to the employee benefit plans, programs, policies and fringe benefits of Pfizer. Such contribution by Purchaser to Purchaser's Defined Benefit Pension Plan shall be made on each of the first and second anniversary of the Closing Date. Nothing herein shall require Purchaser to provide post-retirement medical or other post-retirement welfare benefits to any Affected Employee or their dependents. For purposes of this Section 7.5, references to "pay" shall include base pay plus any commission, bonus, incentive pay, overtime, premium pay, and shift differentials, but shall exclude retention and retention/performance allowances. Such employment shall be at a location that is no more than 30 miles farther than the distance between the employee's home and the employee's principal place of employment as of the Closing Date.
Schedule 7.5(a)(ii) (which shall be updated by Pfizer on the Closing Date) shall
 ------------------
set forth the name of each Employee (US), and his or her current rate of pay, position and date of hire. Purchaser shall have no obligation whatsoever with regard to (i) former employees of the Business who are retired, or who are not or shall have ceased to be Employees (US) as of the Closing Date, or (ii)
employees who do not accept the offer of employment or continuation of employment given by Purchaser in accordance with this Section 7.5(a) and do not work for Purchaser or its Affiliates for at least one day, unless such employee is otherwise an Affected Employee. Purchaser shall be solely responsible for all salaries or wages (including commissions, bonuses, incentive pay, overtime, premium pay, shift differentials and severance pay) accruing after the Closing Date with respect to the Affected Employees. The following conditions of employment shall remain unchanged until the date immediately following the 2nd anniversary of the Closing Date: (i) the location requirement described in this
Section 7.5(a) and (ii) the pay and benefits comparability requirements described in this Section 7.5(a), and the obligations described in Schedule
                                                                        --------
7.5(a)(i).  Notwithstanding  the foregoing sentence, Purchaser or its Affiliates
    -----
may terminate an Employee (US) during such 2-year period due to "Performance-Related Terminations" or "Curtailment or Cessation of Operations/Reorganization/Position Elimination" (as those terms are described in Exhibit E, the Pfizer Employee Separation Plan) as long as Purchaser or its Affiliates (i) first offers such employee the opportunity to sign a release agreement in substantially the form attached hereto as Exhibit F (individual termination) or Exhibit G (group termination), as appropriate, (ii) pays or otherwise provides severance benefits to such employee in accordance with Pfizer's Employee Separation Plan and (iii) provides benefits continuation and other benefits as set forth in Schedule 7.5(a)(i), provided, however, that
                                     ------------------  --------  -------
Purchaser or its Affiliates may terminate an Employee (US) without paying or otherwise providing severance benefits to such employee in accordance with such policy and practice if such employee is terminated, in the reasonable discretion of Purchaser or its Affiliates, "for cause" (as such term is defined in the Pfizer Employee Separation Plan). Notwithstanding anything to the contrary herein, on the date immediately following the 2nd anniversary of the Closing Date, Purchaser shall provide pay and benefits and severance plans, programs and policies which are no less favorable than those provided to other similarly situated employees of Purchaser, as the case may be. Except with regard to any defined benefit pension plans maintained by Purchaser, employees shall also be provided credit by Purchaser for all service with Pfizer and its Affiliates, to the same extent as such service was credited for such purpose by Pfizer and its Affiliates, under (x) all employee benefit plans, programs, policies and fringe benefits of Purchaser described in Schedule 7.5(a)(iii) for purposes of
                                        ---------------------
eligibility, vesting and benefit accrual, and (y) severance plans, programs and policies for purposes of calculating the amount of each such employee's severance benefits.
(b)     Qualified  Plans.  (i)  Pfizer  sponsors  the  following  Plans covering
---     ----------------
Employees  (US)  which  are intended to be qualified under Section 401(a) of the
---
Code (collectively, the "Pfizer Qualified Plans"):  the Pfizer Savings Plan (the
--                       ----------------------
     "Savings  Plan")  and  the  Warner-Lambert Retirement Plan (the "Retirement
      -------------                                                   ----------
Plan").  Effective  as  of the Closing Date, the Seller Corporations shall cause
   -
each Affected Employee who is a participant in one or both Pfizer Qualified Plans to become one hundred percent (100%) vested in his or her accrued benefit under each such Plan.
(ii) Effective as of 12:01 a.m. on the day immediately following the Closing Date, each participant in a Pfizer Qualified Plan who is an Affected
Employee shall cease to be an active participant under each such Plan, and shall become a participant in the Purchaser Qualified Plans as listed in Schedule
                                                                        --------
7.5(b)(ii)  (such  plans  being  collectively  referred  to  as  the  "Purchaser
    ------                                                             ---------
Qualified  Plans").  Purchaser  shall  ensure that the Purchaser Qualified Plans
    ------------
will recognize the accrued service of Affected Employees with Pfizer and its Affiliates up to and including the Closing Date for all purposes, to the extent credited under the terms of the corresponding Pfizer Qualified Plan as in effect on the Closing Date. As soon as practicable after the Closing Date, Pfizer shall deliver such accrued service data to Purchaser. Purchaser shall assume all liabilities with respect to Employees (US) under Purchaser Qualified Plans for benefits accrued after the Closing Date.
(iii) If Purchaser maintains or establishes a Purchaser Qualified Plan that corresponds with the Savings Plan ("Purchaser Savings Plan"), Pfizer shall
                                         -----------------------
cause, as soon as practicable after the Closing Date, the Savings Plan to transfer the account balance of each Affected Employee to such Purchaser Savings Plan as of the valuation date next preceding the date of transfer.
(iv) With respect to the Purchaser Qualified Plan that corresponds to the Retirement Plan (the "Purchaser Defined Benefit Pension Plan"), Pfizer agrees to
                      --------------------------------------
calculate and transfer to such Purchaser Defined Benefit Pension Plan as soon as practicable after the Closing Date the amount required under Section 414(l) of the Code, reflecting the appropriate PBGC assumptions in effect as of the Closing Date. In the event the amount required under Section 414(l) of the Code is less than the aggregate ABO determined as of the Closing Date of the Affected Employees under the Retirement Plan, Pfizer shall pay in cash (plus interest at LIBOR minus 1/8% for the period from the Closing Date to the payment date) to Purchaser upon, or as soon as practicable after, the Closing Date the difference between the aggregate ABO and the amount of assets transferred to the Purchaser Defined Benefit Pension Plan pursuant to Section 414(l) of the Code. In calculating the aggregate ABO for Affected Employees under the Retirement Plan, Pfizer shall utilize the same assumptions (including the discount rate assumption) that it used in its most recent financial disclosure for the Retirement Plan. Service with Pfizer and its Affiliates shall be counted toward vesting and eligibility under the Purchaser Defined Benefit Pension Plan. Purchaser shall recognize service with Pfizer and its Affiliates with respect to the level of benefit accrual to be prospectively credited to such Employee from the Closing Date forward under the Purchaser Defined Benefit Pension Plan (but no benefit accrual under the provisions of the Purchaser Defined Benefit Pension Plan shall be attributable to such service to Pfizer and its Affiliates). Purchaser shall cause the Purchaser Defined Benefit Pension Plan to maintain as a separate frozen accrued benefit under such plan the accrued benefit of each Affected Employee under the Retirement Plan determined as of the Closing Date. Purchaser shall recognize service with both Pfizer and its Affiliates and
Purchaser for determining any early retirement subsidies that may be attributable to determining such frozen accrued benefit. In addition, the optional form of benefit subsidies that are provided under the Retirement Plan shall be provided on the frozen accrued benefit. As soon as practicable after the Closing Date, Pfizer shall deliver such accrued service date to Purchaser.
(v) Purchaser, on the one hand, and Pfizer, on the other hand, each agree to use commercially reasonable efforts and to cooperate with the other to effect as promptly as possible the transfers of assets contemplated under Sections 7.5(b)(iii) and 7.5(b)(iv), subject to Pfizer's receipt of satisfactory evidence that the Purchaser Qualified Plans are in compliance with all relevant Laws; such evidence shall include a current determination letter from the IRS and representations satisfactory to Pfizer from the administrators of the Purchaser Qualified Plans. If a current determination letter has not been obtained, Purchaser and its counsel shall provide a representation that the Purchaser Qualified Plans are qualified under Section 401(a) of the Code and that a timely application for a determination letter is pending and that Purchaser will take all necessary steps to secure a determination letter. Pfizer and Purchaser shall each bear their own individual costs regarding the transfer of assets as contemplated under Sections 7.5(b)(iii) and 7.5(b)(iv).
(vi) Pfizer shall deliver to Purchaser as soon as practicable following such request, all data and records reasonably requested by Purchaser in connection with its administration of retirement benefits for those Affected Employees transferred to the Purchaser Qualified Plans.
(c)     Non-Qualified  Plans.  Certain  of the Affected Employees participate in
---     --------------------
(i) the Warner-Lambert Excess Savings Plan, (ii) the Warner-Lambert Excess Retirement plan, (iii) the Pfizer Supplemental Savings Plan, (iv) the Warner-Lambert Incentive Compensation Plan and (v) the Warner-Lambert Overseas Retirement Plan. The pre-Closing liabilities associated with the Warner-Lambert
     Excess Savings Plan, the Warner-Lambert Overseas Retirement Plan and the Warner-Lambert Incentive Compensation Plan shall remain as liabilities of Pfizer after the Closing and Pfizer shall administer the benefits payable under those arrangements. Upon the Closing, Pfizer shall transfer to Purchaser assets equal to the aggregate accrued liability attributable to the Affected Employees as of the Closing Date of each non-qualified plan described in this Section 7.5(c)(ii) and (iii), and Purchaser shall assume all liabilities attributable to the Affected Employees incurred under said non-qualified plans as of the Closing. In measuring the liabilities attributable to the Affected Employees under the non-qualified plans, Pfizer shall use the assumptions (including the discount rate assumption) utilized in its most recent financial disclosures concerning the non-qualified plans.
(d)     Accrued  Entitlements.  Purchaser  shall  be responsible for all accrued
---     ---------------------
entitlements,  including vacation days, for Affected Employees as of the Closing
--
Date  consistent  with  Pfizer's  policies  in  respect  thereof.
(e)     Medical and Welfare Plan Obligations.  Effective on the Closing Date and
---     ------------------------------------
continuing until on or about December 31, 2003, each Employee (US) who accepts employment with Purchaser shall continue to be eligible for and/or to participate in health and welfare plans that are substantially similar to those plans currently maintained by Pfizer, and Pfizer shall provide administrative services with respect to such plans pursuant to the terms of Article 2 of the Transition Services Agreement. Notwithstanding the foregoing, nothing herein shall be construed as an obligation by Purchaser to provide post-retirement medical or other post-retirement welfare benefits to any Affected Employees, and Purchaser expressly disclaims any obligation to do so. Effective on or about January 1, 2004, each Employee (US) shall be eligible to participate in those medical and welfare benefit plans maintained by Purchaser for its similarly situated Employees, and Purchaser agrees to waive any waiting periods or limitations for preexisting conditions under its medical, dental, life insurance, short-term and long-term disability plans, and any other similar such plans, and shall ensure that such employees are given credit for any amounts paid toward deductibles, out-of-pocket limits or other fees on or prior to the Closing Date. Claims by an Affected Employee for medical and dental services rendered as of 12:01 a.m. on the day immediately following the Closing Date shall be the responsibility of the medical and dental plans provided by Purchaser to such employees. Claims incurred for medical and dental services for Affected Employees rendered prior to and including the Closing Date shall be the responsibility of the group medical and dental plans of Pfizer or the Seller Corporation which covered such employees prior to and including the Closing Date.
(f)     Employees  (non-US)  -  Offer  of  Employment;  Continued  Employment;
---     ----------------------------------------------------------------------
Severance.  Purchaser  agrees  to  offer  employment as of 12:01 a.m. on the day
---     -
immediately  following  the  Closing Date to each Employee (non-US) (or to cause
---
the  Conveyed  Companies  to  offer  to continue the employment of each of their
--
Employees (non-US)) in the same or a comparable position and at a rate of pay at
--
least equal to such employee's rate of pay in effect on the Closing Date and with benefits which shall be substantially comparable to such employee's benefits which are in effect on the Closing Date. Schedule 7.5(f) (which shall
                                                    ---------------
be updated by Pfizer on the Closing Date) shall set forth the name of each Employee (non-US). Purchaser agrees to deal with employee matters, including offers of employment, compensation, benefits (including Foreign Plans), and severance payment and benefit continuation matters for Employees (non-US) in the same manner as the manner in which Employees (US) matters have been dealt with in this Article VII, subject to such modifications as are necessary to comply with applicable Laws of the foreign countries and their political subdivisions; applicable labor agreements; local Pfizer policies, programs and practices; and established local business custom in similar transactions. In the event that Purchaser is required to assume any unfunded liabilities under any Foreign Plans, such liabilities under such Foreign Plans shall be accrued and provided for on the Closing balance sheet. In measuring the liabilities under such unfunded Foreign Plans, Pfizer shall value those liabilities on the same basis that it valued such liabilities for accounting and funding purposes within the foreign jurisdiction in which such Plans are maintained. With regard to the Foreign Plans maintained in Japan, France, Canada and Taiwan, Pfizer will transfer to the analogous Purchaser Plan as soon as practicable after the Closing Date the aggregate ABO of the Affected Employees who participate in such Foreign Plans, or such amount as shall be required by applicable Law or regulation of the applicable jurisdiction. In the event such legally-required amount is less than the ABO, Pfizer shall pay in cash (plus interest at LIBOR minus 1/8% for the period from the Closing Date to the payment date) upon, or as soon as practicable after, the Closing Date, the difference between the aggregate ABO and the amount of assets legally required to be transferred.
(i)     The  calculation  of the ABO for purposes of Section 7.5(b)(iv) and this
Section 7.5(f) shall be subject to review and approval of Purchaser's actuary, but such approval shall relate only to the calculation of the ABO on the basis set forth in this Agreement and not as to the assumptions themselves.
(ii) Pfizer will use its best efforts to effect the transfer of sponsorship of the Foreign Plan in the United Kingdom (the "UK Wilkinson Sword Pension
                                                      --------------------------
Plan")  from  Wilkinson  Sword  to  Pfizer  prior  to  the  Closing  Date.
(g)     Employees  (US) and Employees (non-US) Absent on Disability or Leaves of
---     ------------------------------------------------------------------------
Absence  -  Offer  of  Employment;  Continued  Employment;  Severance.  When  an
---------------------------------------------------------------------
Employee  (US)  or  Employee (non-US) who is, on the Closing Date, absent due to
-------
illness or on short-term disability (including maternity disability) or workers'
--
     compensation seeks to return to active employment, Purchaser shall offer immediate employment to such employee in the same or a comparable position to that which the employee occupied before such absence but only at such time that such employee is medically capable of performing the essential functions of the position occupied immediately before such absence. In addition, immediate employment in the same or comparable positions will be offered by Purchaser to those Employees (US) and Employees (non-US) returning from authorized leaves of absence such as parental, family and medical, and military leaves or other leaves where return to work is subject to statutory requirements. Such employees, returning from disability or leaves of absence, will be subject to the same pay, benefits, severance and all other policies, plans, programs and arrangements as stipulated in this Article VII for similarly situated Employees
(US)  and  Employees  (non-US).
(h)     No  Third  Party  Beneficiaries.  Except  as  expressly provided herein,
---     -------------------------------
nothing  contained  herein, expressed or implied, is intended to confer upon any
---
Employee of Seller Corporations or the Conveyed Companies any benefits under any benefit plans, programs, policies or other arrangements, including severance benefits or right to employment or continued employment with Purchaser or any Affiliate of Purchaser for any period by reason of this Agreement. In addition, the provisions of this Agreement, in particular this Article VII, are for the sole benefit of the parties to this Agreement and are not for the benefit of any third party.
(i)     Warner-Lambert  Enhanced  Severance  Plan.  Pfizer  will  retain
---     -----------------------------------------
responsibility  for  all  liabilities  pursuant  to  the Warner-Lambert Enhanced
---     ----
Severance  Plan  ("ESP")  incurred on or prior to the Closing Date including any
---                ---
payments  and  benefits due as a result of the transactions contemplated by this
--
Agreement or as a result of the Closing. With respect to the individuals set forth on Schedule 7.5(i), Purchaser shall assume responsibility for such
-          ----------------
liabilities and obligations pursuant to the ESP incurred as a result of Purchaser's actions in terminating (either actually or constructively as defined in the ESP) the employment of any individual listed on Schedule 7.5(i) after the
                                                       ---------------
Closing Date and within the protection period applicable to such individual under the ESP.
Section 7.6     Certain Dividends, Etc.  Notwithstanding any provision herein to
                -----------------------
     the contrary (including Section 7.2), each Conveyed Company will be permitted to distribute to Pfizer or any one or more of its designated Affiliates, effective as of the Closing Date, up to the amount of its retained earnings accrued through the Closing Date, but not in excess of cash on hand and in no event to be effected through any additional borrowings from Pfizer, any of its Affiliates or any third person. In addition, Pfizer and its Affiliates shall be permitted to continue to conduct their activities regarding cash management matters relating to the Business (including the collection and transfer of accounts receivable and disbursement of funds by Pfizer) in accordance with the practice in effect as of the date of this Agreement, except as may be affected by actions taken pursuant to Section 2.4(b) and as may be necessary to settle intercompany payables and receivables and to effect intercompany funding. After the Closing Date, Purchaser shall take all actions (or shall cause its Affiliates to take all actions) reasonably requested by Pfizer to effect the provisions of this Section 7.6. Any action taken pursuant to this Section 7.6 after the Closing Date shall be deemed for the purposes of
Section 2.8 to have occurred on the Closing Date and shall be reflected in the calculation of the Working Capital of the Business pursuant to such Section 2.8.
Section  7.7     Resignations;  Delivery of Surveys and Title Policies.  (a)  At
                 -----------------------------------------------------
the Closing and except as otherwise requested by Purchaser in writing, Pfizer will deliver to Purchaser the resignations (effective on or prior to Closing) of all directors and non-employee officers of each of the Conveyed Companies from their positions.
(b) Pfizer shall, and shall cause its Affiliates to, deliver to Purchaser copies of all surveys and title policies relating to each Facility that is located in the United States and the appropriate evidence of ownership of the Facilities that are located outside of the United States promptly upon the receipt of such surveys, title policies and evidence of ownership.
Section  7.8     Bulk  Transfer  Laws.  Purchaser  acknowledges  that the Seller
                 --------------------
Corporations have not taken, and do not intend to take, any action required to comply with any applicable bulk sale or bulk transfer laws or similar laws.
SECTION 7.9      Noncompetition.  (a)  Subject to the provisions of this Section
                 --------------
7.9, Pfizer agrees that for a period of 2 years from the Closing Date, Pfizer shall not, and it shall cause its Subsidiaries not to, compete in any material respect with the Business as conducted as of the Closing Date ("Competitive
                                                                     -----------
Activity");  provided, however, that it shall not be deemed to be a violation of
    ----     --------  -------
this subsection for Pfizer or any of its Subsidiaries (t) to engage, directly or indirectly, in the research, manufacture or sale of any human pharmaceutical, human consumer healthcare or animal pharmaceutical product or any medical device for the delivery of human or animal pharmaceutical products; (u) to invest in or own any debt securities or other debt obligations; (v) to invest in any third Person (including any corporation or mutual or other fund) which invests in, manages or operates a Competitive Activity, so long as Pfizer's or any of its Subsidiary's investment is less than 15% of the outstanding ownership interest in such third Person and Pfizer and its Subsidiaries do not control or conduct such third Person or Competitive Activity; (w) to invest in, own an interest in, or acquire all or a majority of the stock or assets of any Person which is not engaged primarily in a Competitive Activity; (x) to invest in securities having less than 20% of the outstanding voting power of any Person, the securities of which are publicly traded or listed on any securities exchange or automated quotation system; (y) to invest in any Person after the Closing Date to the extent that Pfizer or a Subsidiary had, directly or indirectly, acquired, or had a right to acquire, such interest prior to the date of this Agreement; or (z) to own any equity interests through any employee benefit plan or pension plan. For purposes of this Section 7.9, "engaged primarily in a Competitive Activity" shall mean that greater than 35% of the aggregate net revenue derived during the last complete fiscal year of such Person (calculated on a consolidated basis) is derived from the Competitive Activity. Each investment or acquisition made by Pfizer or its Subsidiaries which is subject to the provisions of this Section
7.9  must  be  permissible  hereunder  at the time of such investment; provided,
                                                                       --------
however,  that  any  such  investment  which  was  permissible  when made cannot
    ---
thereafter  be  the  basis  of  a  claim  of violation of this Section 7.9.  The
    ---
restrictions contained in this Section 7.9 shall not apply to any portion of the
    --
Business that cannot be sold as a result of any restriction imposed by any Governmental Authority, any part of the Business subject to the provisions of 7.3(g) or activities in connection with the Business pursuant to the Transitional Services Agreement.
(b) For a period of 2 years after the Closing Date, Pfizer shall not, and it shall cause its Subsidiaries not to, directly or indirectly, induce or attempt to induce any officers, Employees, representatives or agents of Purchaser or any of its Affiliates engaged solely in the Business to leave the employ of Purchaser or any such Affiliate for employment with Pfizer or its Subsidiaries, or violate the terms of their contracts, or any employment arrangements, with Purchaser or any such Affiliate, except that nothing in this sentence shall restrict or preclude the rights of Pfizer and its Subsidiaries to make generalized searches for employees by the use of advertisements in the media (including trade media) or by engaging search firms to engage in searches that are not targeted or focused on the Employees employed by the Business.
(c) Notwithstanding anything to the contrary contained in subsection (a) of this Section 7.9, Pfizer and its Subsidiaries shall not be deemed to have violated the restrictions contained in Section 7.9(a) in the event that Pfizer or a Subsidiary acquires (by purchase of stock or assets, merger or otherwise) or invests in any Person engaged primarily in a Competitive Activity; provided,
                                                                       --------
however,  that  Pfizer  or  such Subsidiary thereafter divests a portion of such
-------
Competitive  Activity  within 18 months from the date of purchase of such Person
---
so  as  to  be  in  compliance  with  Section  7.9(a).
(d) Prior to Closing, except as otherwise agreed in writing, neither Purchaser nor any of its Affiliates will offer or provide employment on a full-time or part-time or consulting basis to any individual employed by Pfizer or any of its Affiliates, except that nothing in this sentence shall restrict or preclude the rights of Purchaser and its Affiliates to make generalized searches for employees by the use of advertisements in the media (including trade media) or by engaging search firms to engage in searches that are not targeted or focused  on  the  employees  of  Pfizer  or  any  of  its  Affiliates.
(e) Pfizer and Purchaser acknowledge that this Section 7.9 constitutes an independent covenant and shall not be affected by performance or nonperformance of any other provision of this Agreement. Each of Pfizer and Purchaser has independently consulted with its counsel and after such consultation agrees that the covenants set forth in this Section 7.9 are reasonable and proper. It is the desire and intent of the parties that the provisions of this Section 7.9 shall be enforced to the fullest extent permissible under applicable Law. If all or part of this Section 7.9 is held invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. If any part of this Section 7.9 is held to be excessively broad as to duration, scope, activity or subject, such part will be construed by limiting and reducing it so as to be enforceable to the maximum extent compatible with applicable Law.
Section  7.10     Transitional  Services.  At  the Closing, Purchaser and Pfizer
                  ----------------------
shall enter into, execute and deliver a transitional services agreement substantially to the effect set forth in Exhibit C (the "Transitional Services
                                                           ---------------------
Agreement").
 --------
Section  7.11     Transitional  Intellectual Property License Agreement.  At the
                  -----------------------------------------------------
Closing, Purchaser and Pfizer shall enter into, execute and deliver a transitional intellectual property license agreement substantially to the effect set forth in Exhibit D (the "Transitional Intellectual Property License
                                   ---------------------------------------------
Agreement").
        -
Section  7.12     Compliance  with  WARN,  Etc.  With  respect  to WARN or other
                  -----------------------------
similar Laws of any jurisdiction, Purchaser will timely give any notices and take any other actions as may be required thereunder.
Section  7.13     Foreign  Implementing  Agreements.  As promptly as practicable
                  ---------------------------------
after the date hereof, Pfizer and Purchaser shall cause the Foreign Implementing Agreements to be prepared and executed by their applicable Affiliates.
Section  7.14     Litigation  Support.  Purchaser  and its Affiliates on the one
                  -------------------
hand and Pfizer and its Affiliates on the other hand will cooperate with each other in the defense or settlement of any Liabilities (including Product Claims) or lawsuits involving the Business for which they have responsibility under this Agreement by providing the other party and such other party's legal counsel and other designated Persons access to employees, records, documents, data, equipment, facilities, products, parts, prototypes and other information regarding the Business and its products as such other party may request, to the extent maintained or under the possession or control of the requested party.
The requesting party shall reimburse the other party for its reasonable out-of-pocket expenses paid to third parties in performing its obligations under this Section 7.14. Pfizer shall keep Purchaser informed of the status of the pendency of the relevant Liabilities and lawsuits involving the Business for which it has responsibility under this Agreement, will advise Purchaser of material issues involved in the litigation and will use commercially reasonable efforts to seek a confidentiality agreement with respect to any settlements of such lawsuits. For so long as any Liabilities or lawsuits involving the
Business for which Pfizer has responsibility under this Agreement remain outstanding, Purchaser will advise Pfizer of material issues involved in the lawsuits involving the Business for which it has responsibility and will use commercially reasonable efforts to seek a confidentiality agreement with respect to any settlements of such lawsuits.
Section  7.15     Insurance.  As  of  the  Closing  Date, the coverage under all
                  ---------
insurance policies related to the Business (other than such policies as are included in the Purchased Assets, if any, or such policies, if any, held by the Conveyed Companies outside of the Pfizer Corporate Insurance Program and are solely related to the Business and are not shared with other Pfizer entities)
shall  continue  in  force  only  for the benefit of the Seller Corporations and their Affiliates and not for the benefit of Purchaser. Purchaser agrees to arrange for its own insurance policies with respect to the Business covering all periods, provided, however, that to the extent any insurance policy covers
          --------   -------
claims that arose prior to the Closing but are asserted against Purchaser after the Closing, any payments on such claims by such policy shall be paid over to
Purchaser to the extent such claims were not previously indemnified by Pfizer (and Pfizer shall use all reasonable efforts to facilitate the making of and payment on such claim).
Section  7.16     Trade  Notification;  Notification of Certain Matters; Revised
                  --------------------------------------------------------------
Schedules.  (a)  Pfizer  and  Purchaser shall agree on the method and content of
  -------
the notifications to customers of the sale of the Purchased Assets to Purchaser. Pfizer and Purchaser agree that said notifications are to provide sufficient advance notice of the sale and the plans associated therewith, with the objective of minimizing any disruption of the Business.
(b) Pfizer shall give prompt notice to Purchaser, and Purchaser shall give prompt notice to Pfizer, of (i) the occurrence of any event which constitutes a breach of a representation, warranty or covenant contained in this Agreement; and (ii) any material failure of Pfizer or the Selling Corporations (on the one hand) or Purchaser (on the other hand), as the case may be, to comply with or satisfy any covenant, condition, or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 7.16(b) shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice. Pfizer shall also give immediate notice to Purchaser of the occurrence of any other event likely to result in a Material Adverse Effect on the Business, taken as a whole, including developments with respect to New Products.
(c) Prior to the Closing, Pfizer will provide Purchaser with a set of updated disclosure Schedules. The provision of such updated disclosure Schedules shall not be deemed to cure any breach of any representation or warranty made in this Agreement on the date hereof or have any effect for the purpose of determining the compliance by Pfizer with any covenant set forth herein. No update to any Schedule shall be deemed to cure any breach of any representation or warranty made in this Agreement as of the Closing Date, or amend or otherwise modify a condition set forth in Article IV to the extent that such update constitutes a Material Adverse Change since the date hereof.
Section  7.17     Products  Received by Asset Selling Corporations.  If products
                  ------------------------------------------------
of the Business are received by any Asset Selling Corporation after the Closing,
     Pfizer shall cause such Asset Selling Corporation to ship those products to Purchaser, or Purchaser's stated representative, at Pfizer's cost unless otherwise provided in the Transitional Services Agreement. Within 15 days after notification from an Asset Selling Corporation, Purchaser shall reimburse such Asset Selling Corporation for all customer claims made against such Asset Selling Corporation in the form of invoice deductions for amounts associated with such returned products which are received by such Asset Selling Corporation or Asset Selling Corporation's agent after the Closing.
Section  7.18     Audited  Financial Statements.  Within forty-five (45) days of
                  -----------------------------
Closing, Pfizer shall prepare and deliver to Purchaser at the cost and expense of Purchaser financial statements for the year ended December 31, 2002 (the "2002 Financial Statements"), which shall be prepared in accordance with GAAP,
    ------------------------
and shall fairly present in all material respects, (i) the financial condition, assets and liabilities of the Business (excluding Excluded Assets and Retained Liabilities) as of the dates therein specified; and (ii) the results of operations of the Business for the periods indicated. Pfizer shall use commercially reasonable efforts to cause KPMG to review and audit the 2002 Financial Statements, which review and audit shall be completed within forty-five (45) days of Closing. Purchaser shall provide Pfizer with access to the books, records, and personnel of the Business to the extent reasonably necessary for Pfizer to prepare the 2002 Financial Statements. Purchaser agrees to reimburse Pfizer for its actual cost of such audit.
Section  7.19     New  Products.  (a)  Pfizer  shall use commercially reasonably
                  -------------
efforts to cause the Conveyed Companies or Asset Selling Corporations after the date hereof to incur and/or contract to incur in the aggregate not less than 90% of the capital expenditure amounts set forth in Schedule 7.19(a) hereto with
                                                    ----------------
respect to the launch of the Intuition project, and not less than 75% of the capital expenditure amounts set forth in Schedule 7.19(a) hereto with respect to
                                         ----------------
the launch of the H3 project for the periods set forth in such Schedule. To the extent the Asset Selling Corporations and Conveyed Companies do not incur the amounts set forth in the forgoing sentence with respect to the period between the date hereof and the Closing (measured on a pro-rata basis if the Closing shall occur on a date other than the last day of a month) unless the requirement to incur such capital expenditure is waived by Purchaser ("Required Capital Expenditure"), Pfizer shall pay to Purchaser such amount as is equal to the excess of the Required Capital Expenditure and the actual capital expenditure for such period. During the year ended December 31, 2002, the Conveyed Companies and the Asset Selling Corporations incurred not less than $29,000,000 of capital expenditures in the aggregate with respect to projects set forth in
Schedule  7.19(a).
 ----------------
(b) Pfizer shall cause the Asset Selling Corporations and/or the Conveyed Companies to incur or commit to incur media slot purchases in connection with the launch of the "Intuition" project in amounts not less than 100% of the amounts  set  forth  on  Schedule  7.19(b)  for  the  periods  set forth on such
                         -----------------
Schedule.
(c) Pfizer shall, at Closing, transfer to Purchaser all of its rights under confidentiality agreements entered into with other parties relating to the Business or the New Products and, to the extent any of such confidentiality agreements are not transferable to Purchaser, Pfizer shall take such actions, at Purchaser's expense, as Purchaser may reasonably request to enforce the obligations of confidentiality under such agreements.
(d) Pfizer shall cause the Asset Selling Corporations and/or the Conveyed Companies to incur or commit to build inventory in connection with the launch of the "Intuition" project in a commercially reasonable manner for the periods set forth on Schedule 7.19(d).
           -----------------
(e) Nothing contained in this Section or otherwise shall be deemed a representation of the performance level that will be attained in the future by the "Intuition" project or other new projects.
Section  7.20     Intercompany  Debt.  Pfizer  shall cause, at or before 60 days
                  ------------------
after the Closing Date, all Intercompany Receivables and all Intercompany Payables as at Closing (other than (i) Business Intercompany Balances and (ii) the Hong Kong Debt) to be paid or otherwise discharged in full, so that no such Intercompany Liabilities or Intercompany Receivables will be reflected in the Working Capital Statement. The net effect of the remaining Intercompany
Liabilities and Intercompany Receivables (comprising (i) the Business Intercompany Balances and (ii) the Hong Kong Debt), as reflected in the Working Capital Statement will be zero. Pfizer shall be responsible for any tax liability  arising  from  the  actions  taken  pursuant  to  this  Section 7.20.
Section 7.21     Cash and Bank Accounts. (a) With respect to the Business, until
                 ----------------------
the Closing Date, Pfizer shall continue to employ cash management practices consistent with those employed immediately prior to the date of this Agreement, including (i) continuing to collect funds generated from the Business from bank accounts of Pfizer, the Asset Selling Corporations and the Conveyed Companies and through Pfizer's standard cash management transfer system; and (ii) continuing to fund the bank accounts of Pfizer, the Asset Selling Corporations and the Conveyed Companies in connection with cash disbursements related to the Business.
(b) All collection and disbursement bank accounts of the Conveyed Companies existing as of the Closing Date, including the balances therein, shall be retained at Closing by such Conveyed Companies, which shall retain liability with respect to all checks or other drafts or withdrawals written on all such accounts prior to the Closing. Notwithstanding the foregoing, it is the intention of the parties that the book cash balance of the Conveyed Companies, in the aggregate, as of 11:59 PM on the day before the Closing Date shall be zero unless otherwise agreed to by Purchaser. Further it is the intent of the parties that the cash book accounts in each foreign jurisdiction where such cash cannot be readily remitted to the United States without a tax penalty shall be withdrawn by Pfizer prior to Closing so that excess cash beyond the short term need of the Business in such jurisdiction is zero. To the extent that the actual cash balance at the Closing Date, determined in the ordinary course consistent with past practices, is negative, such negative amount shall be treated as a current liability on the Working Capital Statement. To the extent that the actual book cash balance is positive, such excess over zero shall be treated as a current asset on the Working Capital Statement. The balance of book cash, and the calculation of current assets and liabilities for purposes of the Working Capital Statement, shall be determined consistently, and as of the same cut-off time. All disbursement bank accounts of Pfizer which are utilized by the Business prior to the Closing Date shall be retained at Closing by Pfizer, which shall retain liability with respect to all checks or other drafts or withdrawals written on all such accounts prior to 11:59 PM on the day before the Closing Date. At Closing, no other checks or other drafts or withdrawals of the Business shall be made against such accounts, except as may be provided in the Transitional Services Agreement. All bona fide checks and other instruments deposited in Pfizer accounts or accounts of the U.S. Conveyed Companies prior to the Closing Date and related to the operations of the Business which are returned to such accounts thereafter shall be assigned to and shall become the responsibility of Purchaser, and Purchaser shall reimburse Pfizer as soon as practicable for all such items returned to Pfizer accounts upon the transfer to Purchaser of all rights relating to such checks or instruments and the receipt by Purchaser or a Conveyed Company of payment in cash in respect of such returned items; provided that such reimbursement shall be limited to the amount actually received by Purchaser or a Conveyed Company and Purchaser shall use commercially reasonable best efforts to collect such checks in full.
(c) The parties agree to cooperate with each other in managing the cash accounts of the Business prior to Closing to meet the short term needs of the Business prior to and after Closing and effectuate the intent of the parties set forth in subsections (a) and (b) above.
ARTICLE  VIII

INDEMNIFICATION
Section  8.1     Indemnification  by  Pfizer.  (a)  Subject to the provisions of
                 ---------------------------
this Article VIII, Pfizer agrees to defend, indemnify and hold harmless Purchaser and its Affiliates, and, if applicable, their respective directors, officers, agents, employees, successors and assigns from and against any and all claims, actions, causes of action, judgments, awards, Liabilities, losses, costs or damages (collectively, a "Loss" or, the "Losses") claimed or arising
                                      ----           ------
directly from (i) any Excluded Asset or Retained Liability, (ii) any breach by any Seller Corporation of any of its covenants or agreements contained in this Agreement, (iii) any breach of any warranty or representation of Pfizer contained in this Agreement, or (iv) any non-compliance with bulk transfer or similar Laws to the extent the underlying obligation to the creditor is not an Assumed Liability.
(b) Purchaser shall take and shall cause its Affiliates to take all commercially reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.
(c) Nothing in this Section 8.1 shall be construed to impose Liabilities with respect to Taxes.
Section 8.2     Indemnification by Purchaser.  (a)  Subject to the provisions of
                ----------------------------
     this Article VIII, Purchaser agrees to defend, indemnify and hold harmless the Seller Corporations and their Affiliates, and, if applicable, their respective directors, officers, agents, employees, successors and assigns from and against any and all Loss claimed or arising directly from (i) any Assumed Liability, (ii) any breach by Purchaser of any of its covenants or agreements in this Agreement, (iii) any breach of any warranty or representation of Purchaser contained in this Agreement, or (iv) events occurring on or after the Closing Date in connection with the Business, the Purchased Assets, or the Shares including the use, ownership, possession, operation or occupancy of any Facility, Leased Real Property or Real Property, the Intellectual Property of the Business, the Purchased Assets, or the Shares from and after the Closing Date.
(b) Pfizer shall take and cause its Affiliates to take all commercially reasonable steps to mitigate any Loss upon becoming aware of any event which would reasonably be expected to, or does, give rise thereto, including incurring costs only to the minimum extent necessary to remedy the breach which gives rise to the Loss.
(c) Nothing in this Section 8.2 shall be construed to impose Liabilities with respect to Taxes.
Section  8.3     Notice of Claims.  (a)  If any of the Persons to be indemnified
                 ----------------
under  this  Article VIII (the "Indemnified Party") has suffered or incurred any
                                -----------------
Loss, the Indemnified Party shall so notify the party from whom indemnification is sought (the "Indemnifying Party") promptly in writing describing such Loss,
                  ------------------
the amount or estimated amount thereof, if known or reasonably capable of estimation, and the method of computation of such Loss, all with reasonable particularity and containing a reference to the provisions of this Agreement or any other agreement, instrument or certificate delivered pursuant hereto in respect of which such Loss shall have occurred. If any action at Law or suit in equity is instituted by or against a third party with respect to which the Indemnified Party intends to claim any Liability as a Loss under this Article VIII, the Indemnified Party shall promptly notify the Indemnifying Party of such action or suit and tender to the Indemnifying Party the defense of such action or suit. A failure by the Indemnified Party to give notice and to tender the defense of the action or suit in a timely manner pursuant to this Section 8.3 shall not limit the obligation of the Indemnifying Party under this Article VIII, except (i) to the extent such Indemnifying Party is prejudiced thereby,
(ii) to the extent expenses are incurred during the period in which notice was not provided, and (iii) as provided by Section 8.5.
(b) Except when a notice, report or other filing must be filed immediately pursuant to Environmental Laws, Purchaser will provide notice and an opportunity to comment to Pfizer before Purchaser files any Required Governmental Report or any other report, notification or filing with any Governmental Authority or third party in connection with an event that would be reasonably likely to result in a Loss subject to the indemnification provisions of this Article. In the event Purchaser is required to file a Required Governmental Report or any other report, notification or filing immediately, Purchaser will provide simultaneous notice to Pfizer when it files the report with the Governmental Authority.
Section  8.4     Third  Party  Claims.  (a)  The  Indemnifying  Party under this
                 --------------------
Article VIII shall have the right, but not the obligation, to conduct and control, through counsel of its choosing, any third party claim, action, suit or proceeding  (a  "Third  Party  Claim"),  and  the  Indemnifying  Party  may
                      -------------------
compromise or settle the same, provided that the Indemnifying Party shall give the Indemnified Party advance notice of any proposed compromise of settlement, and provided, further, that Third Party Claims (other than those related to
     --------   -------
Retained Liabilities) may be compromised or settled by the Indemnifying Party only with the consent of the Indemnified Party if any such compromise or settlement could reasonably be expected to have an adverse impact on the ongoing Business. No Indemnified Party may compromise or settle any Third Party Claim for which it is seeking indemnification hereunder without the consent of the Indemnifying Party. The Indemnifying Party shall permit the Indemnified Party to participate in, but not control, the defense of any such action or suit through counsel chosen by the Indemnified Party, provided that the fees and expenses of such counsel shall be borne by the Indemnified Party. If the Indemnifying Party elects not to control or conduct the defense or prosecution of a Third Party Claim, the Indemnifying Party nevertheless shall have the right to participate in the defense or prosecution of any Third Party Claim and, at its own expense, to employ counsel of its own choosing for such purpose.
(b) The parties hereto shall cooperate in the defense or prosecution of any Third Party Claim, with such cooperation to include (i) the retention and the provision of the Indemnifying Party records and information that are reasonably relevant to such Third Party Claim, and (ii) the making available of employees on a mutually convenient basis for proving additional information and explanation of any material provided hereunder.
Section  8.5     Expiration.  (a)  Notwithstanding anything in this Agreement to
                 ----------
the contrary, if the Closing shall have occurred, all covenants, agreements, warranties and representations made herein or in any certificate delivered pursuant to Exhibit A or B shall survive the Closing. Notwithstanding the foregoing, all representations and warranties made herein or in any certificate delivered pursuant to Exhibit A or B, and all indemnification obligations under Sections 8.1. and 8.2 with respect to any such representation or warranty, shall terminate and expire on, and no action or proceeding seeking damages or other relief for breach of any thereof or for any misrepresentation or inaccuracy with respect thereto shall be commenced after the 2nd anniversary of the Closing Date, unless prior to such anniversary date a claim for indemnification with respect thereto shall have been made, with reasonable specificity, by written notice given under Section 8.3, provided, however, that
                                                         --------  -------
the representations and warranties set forth in Section 5.11 of this Agreement and all indemnification obligations under Sections 8.1. with respect thereto shall terminate and expire on, and no action or proceeding seeking damages or other relief for breach of any thereof or for any misrepresentation or inaccuracy with respect thereto shall be commenced after the 3rd anniversary of the Closing Date, unless prior to such anniversary date a claim for indemnification with respect thereto shall have been made, with reasonable specificity, by written notice given under Section 8.3 and provided, further,
                                                              --------  -------
that that the representations and warranties set forth in Section 5.16 of this Agreement and all indemnification obligations under Sections 8.1 with respect thereto shall terminate and expire at, and no action or proceeding seeking damages or other relief for breach of any thereof or for any misrepresentation or inaccuracy with respect thereto shall be commenced after, the expiration date of any applicable statute of limitations, unless prior to such expiration date a claim for indemnification with respect thereto shall have been made, with reasonable specificity, by written notice given under Section 8.3.
(b) As to indemnification obligations under Section 8.1(a)(i) with respect to subparagraph (ii) of the definition of Excluded Environmental Liabilities, such obligations shall terminate and expire on, and no action or proceeding seeking damages or other relief with respect thereto shall be commenced after, the 3rd anniversary of the Closing Date, unless prior to such anniversary date Third Party Claims shall have been made against the Indemnified Party and written notice thereof had been given to Pfizer under Section 8.3.
(c) As to indemnification obligations under Section 8.1(a)(i) with respect to subparagraph (iii) of the definition of Excluded Environmental Liabilities, such obligations shall terminate and expire on, and no action or proceeding seeking damages, relief or indemnity with respect thereto shall be commenced after, the 2nd anniversary of the Closing Date, unless prior to such anniversary date Third Party Claims shall have been made against the Indemnified Party and written notice thereof had been given to Pfizer under Section 8.3.
(d) As to indemnification obligations under Section 8.1(a)(i) with respect to subparagraph (vi) of the definition of Excluded Environmental Liabilities, such obligations shall terminate and expire on, and no action or proceeding seeking damages, relief or indemnity with respect thereto shall be commenced after, the 5th anniversary of the Closing Date, unless prior to such anniversary date Third Party Claims shall have been made against the Indemnified Party and written notice thereof had been given to Pfizer under Section 8.3
(e) As to indemnification obligations under Section 8.1(a)(i) with respect to subparagraph (vii) of the definition of Excluded Environmental Liabilities, such obligations shall terminate and expire on, and no action or proceeding seeking damages, relief or indemnity with respect thereto shall be commenced after, the 10th anniversary of the Closing Date, unless prior to such anniversary date Third Party Claims shall have been made against the Indemnified Party and written notice thereof had been given to Pfizer under Section 8.3
Section  8.6     Certain Limitations.  (a)  Notwithstanding the other provisions
                 -------------------
of this Article VIII, Pfizer shall not have any indemnification obligations for Losses under Section 8.1(a)(iii), (i) for any individual item where the Loss relating thereto is less than $75,000 and (ii) in respect of each individual item where the Loss relating thereto is equal to or greater than $75,000, unless the aggregate amount of all such Losses exceeds $10,000,000, in which event Pfizer shall be required to pay the amount of such Losses which exceeds $10,000,000 but only up to a maximum amount of 20% of the Aggregate Purchase Price, except with respect to Losses related to breaches of the representations set forth in Sections 5.2 and 5.3 of this Agreement, for which there shall be no maximum indemnification amount.
(b) Notwithstanding the provisions of this Article VIII, Pfizer shall not have any indemnification obligations for Losses under Section 8.1(a)(i) in respect of Excluded Environmental Liabilities, (i) for any individual item where the Loss relating thereto is less than (x) $50,000 with respect to items falling within subparagraph (iii) of the definition of Excluded Environmental Liabilities, (y) $150,000 with respect to items falling within subparagraph (ii) of the definition of Excluded Environmental Liabilities, (z) $50,000 with respect to items falling within subparagraph (vi) of the definition of Excluded Environmental Liabilities relating to harm or injury to any person, public health or natural resources, and (aa) $100,000 with respect to items falling within subparagraph (vi) of the definition of Excluded Environmental Liabilities related to harm or injury to real property, and (ii) in respect of each individual item where the Loss relating thereto is equal to or greater than the minimum amounts set forth in clause (i), unless the aggregate amount of all such Losses exceeds $2,000,000, in which event Pfizer shall be required to pay the amount of such Losses which exceeds $2,000,000, but only up to a maximum amount of $22,500,000.
(c) Notwithstanding the provisions of this Article VIII, Pfizer shall not have any indemnification for Losses under 8.1(a)(i) with respect to items falling within subparagraph (vii) of the definition of Excluded Environmental Liabilities to the extent such losses exceed $20,000,000.
Section  8.7     Losses Net of Insurance, Etc.  The amount of any Loss for which
                 ----------------------------
indemnification is provided under Section 8.1 or 8.2 shall be net of (i) any accruals or reserves on the Financial Statements or the Working Capital Statement, (ii) any amounts recovered by the Indemnified Party pursuant to any indemnification by or indemnification agreement with any third party, (iii) any insurance proceeds or other cash receipts or sources of reimbursement received as an offset against such Loss (each Person named in clauses (ii) and (iii), a "Collateral Source"), and (iv) an amount equal to any tax benefit that resulted
 ------------------
in an actual reduction in cash payments for Taxes in the same fiscal year such Losses were incurred by the Indemnified Party in connection therewith. The Indemnified Party shall use commercially reasonable efforts to maximize actual tax benefits. Indemnification under this Article VIII shall not be available unless the Indemnified Party first uses commercially reasonable efforts to seek recovery from all Collateral Sources. The Indemnifying Party may require an Indemnified Party to assign the rights to seek recovery pursuant to the preceding sentence; provided, however, that the Indemnifying Party will then be responsible for pursuing such claim at its own expense. If the amount to be netted hereunder from any payment required under Sections 8.1 or 8.2 is determined after payment by the Indemnifying Party of any amount otherwise required to be paid to an Indemnified Party to this Article VIII, the Indemnified Party shall repay to the Indemnifying Party, promptly after such determination, any amount that the Indemnifying Party would not have had to pay pursuant to this Article VIII had such determination been made at the time of such payment.
Section  8.8     No  Consequential  Damages.  NOTWITHSTANDING  ANYTHING  TO  THE
                 --------------------------
CONTRARY CONTAINED HEREIN, NO PARTY TO THIS AGREEMENT SHALL BE LIABLE TO OR OTHERWISE RESPONSIBLE TO ANY OTHER PARTY HERETO OR ANY AFFILIATE OF ANY OTHER PARTY HERETO FOR CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES OR FOR DIMINUTION IN VALUE OR LOST PROFITS THAT ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH HEREOF OR ANY LIABILITY RETAINED OR ASSUMED HEREUNDER.
Section  8.9     Sole  Remedy/Waiver.  The  parties hereto acknowledge and agree
                 -------------------
that the remedies provided for in this Agreement shall be the parties' sole and exclusive remedy with respect to the subject matter of this Agreement, other than with respect to remedies for fraud or intentional breach. In furtherance of the foregoing, the parties hereby waive, to the fullest extent permitted by applicable Law, any and all other rights, claims and causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, that it may have against the Seller Corporations or any of their Affiliates, or Purchaser or any of its Affiliates, as the case may be, arising under or based upon any federal, state or local Law (including any such Law relating to environmental matters or arising under or based upon any securities Law, common Law or otherwise); provided, however, that
                                                         --------  -------
neither of the parties waive any rights, claims and causes of action (including rights of contributions, if any) known or unknown, foreseen or unforeseen, which exist or may arise in the future, related to the alleged fraud or intentional breach of this Agreement by the other party hereto.
Section  8.10     Procedures  for Remedial Actions.  Notwithstanding anything to
                  --------------------------------
the contrary in this Agreement, except as otherwise provided in Sections 8.3 and
8.4 of this Agreement, obligations for Remedial Action under this Agreement and obligations with respect to the covenants in Sections 7.3(b) and 7.3(c) of this Agreement are subject to the provisions of this Section 8.10.
(a)      Pfizer  shall  have  the  right  but  not the obligation to conduct and control the management of a Remedial Action at a property included in the Purchased Assets that is subject to indemnification pursuant to this Agreement.
     Pfizer must notify Purchaser, within 30 days of receipt of notice of Purchaser's claim for indemnification for such matter, that (i) it intends to undertake said responsibility or (ii) that more information is needed from Purchaser before Pfizer can reasonably determine that Purchaser's claim is subject to indemnification pursuant to this Agreement. Purchaser shall promptly respond to such requests for information (to the extent such information is reasonably available to Purchaser) and, within 30 days of receipt of such information, Pfizer shall notify Purchaser as to whether it shall undertake the Remedial Action. Prior to a determination by Pfizer that it will undertake a Remedial Action pursuant to this Section, Purchaser shall take only those actions necessary to comply with applicable Laws or address conditions that pose an immediate and acute health risk (unless additional actions are approved by Pfizer or unless additional actions are required to comply with Governmental Orders).
(b) Notwithstanding anything to the contrary in this Agreement, in relation to the Known Milford Issues, Pfizer shall be deemed to have given notice under
Section  8.10(a).
(c) In undertaking a Remedial Action pursuant to this Section, Pfizer shall retain a qualified independent environmental consultant, which consultant shall be subject to Purchaser's approval (such approval not to be unreasonably delayed or withheld). Pfizer shall consult with Purchaser in all material aspects of the Remedial Action. Pfizer shall undertake such Remedial Action in a prompt and expeditious fashion in accordance with applicable Laws and shall not cause, through its own inaction, any undue delay in obtaining written notice from the appropriate Governmental Authority that no further investigation or remediation is necessary with respect to the matter that is the subject of the indemnification claim to meet the Applicable Remedial Action Standards or, if no Governmental Authority is involved in such matter, a good faith determination from its environmental consultant that no further investigation or remediation is required to bring the Purchased Assets into conformance with Applicable
Remedial Action Standards. Pfizer shall comply with all applicable Laws, including all applicable Environmental Laws, with respect to its performance pursuant to this Section. Pfizer shall provide copies to Purchaser of all written notices, final submissions, final work plans, and final reports and shall give Purchaser a reasonable opportunity (at Purchaser's own expense) to comment on any submissions Pfizer intends to deliver or submit to the appropriate Governmental Authority prior to said submission. Purchaser may, at its own expense, hire its own consultants, attorneys or other professionals to monitor the Remedial Action, including any field work undertaken by Pfizer, and Purchaser shall provide Pfizer with the results of all such monitoring. Notwithstanding the above, Purchaser shall not take any actions that shall unreasonably interfere with Pfizer's performance of the Remedial Action. Pfizer shall undertake any such work required herein in a manner designed to minimize any disruption, to the greatest extent possible, with the conduct of operations at the Conveyed Companies. Purchaser shall allow Pfizer reasonable access to conduct any of the work contemplated herein and shall fully cooperate with Pfizer in the performance of the Remedial Action, including providing Pfizer with reasonable access to employees and documents as necessary.
(d)     Pfizer's  performance  of  any  Remedial Action pursuant to this Section
8.10 shall be deemed to be complete (i) upon receipt of notice from the relevant Governmental Authority indicating that no further Remedial Action is required to be conducted (a "Governmental Sign-Off"); or (ii) where allowed by applicable Environmental Law, a certification from a licensed environmental professional or its equivalent that no further action is necessary under applicable Laws (unless within the time specified by applicable Law, if any, the relevant Governmental Authority determines that further Remedial Action is required); or (iii) if no Governmental Authority has asserted jurisdiction or if for any other reason Governmental Sign-Off is not obtainable, when Pfizer's and Purchaser's environmental consultants jointly agree that the Remedial Action has been completed in accordance with the Applicable Remedial Action Standard; provided,
                                                                       ---------
however,  that  if Pfizer's and Purchaser's environmental consultants are unable
--------
to reach such joint agreement, then Pfizer's and Purchaser's environmental consultants shall jointly select an independent third environmental consultant (the "Independent Consultant") acceptable to each of them and that Independent Consultant shall review all relevant information provided by Pfizer and Purchaser and shall make a determination, which determination shall be binding on both Pfizer and Purchaser, as to whether the Remedial Action has achieved the Applicable Remedial Action Standard and no further action is required. In the event the Independent Consultant finds that additional work is required, the scope  and  extent  of  that work shall be negotiated by the parties.  All fees, costs  and  expenses  of  the Independent Consultant shall be borne equally (50%
each)  by  Pfizer  and  Purchaser.
(e) If Pfizer declines to undertake the performance of a Remedial Action as provided in Section 8.10(a), Purchaser shall be entitled to undertake the Remedial Action to the Applicable Remedial Action Standards. Purchaser shall promptly provide copies to Pfizer of all notices, correspondence, draft reports, submissions, work plans, and final reports and shall give Pfizer a reasonable opportunity (at Pfizer's own expense) to comment on any submissions Purchaser intends to deliver or submit to any appropriate Governmental Agency prior to said submission. Pfizer may, at its own expense, hire its own consultants, attorneys or other professionals to monitor the Remedial Action, including any field work undertaken by Purchaser, and Purchaser shall provide to Pfizer the results of all such field work. Notwithstanding the above, Pfizer shall not take any actions that shall unreasonably interfere with Purchaser's performance of the Remedial Action. Pfizer's decision to allow Purchaser to undertake Remedial Action hereunder shall not limit or affect Pfizer's obligation to indemnify Purchaser for said Remedial Action to the Applicable Remedial Action Standards as otherwise provided in this Agreement.
Section  8.11     Limitation  on  Remedial  Action  Obligations.  (a)
                  ---------------------------------------------
Notwithstanding anything to the contrary in this Agreement, obligations for Remedial Action under this Agreement and obligations with respect to the covenants in Sections 7.3(b) and 7.3(c) of this Agreement are subject to the provisions of this Section 8.11. Pfizer shall be responsible for the cost of such Remedial Action only to the extent necessary to meet the least stringent, most cost-effective standard required by (i) applicable Law and (ii) consistent with the industrial/commercial use of the Facility as of the Closing Date taking into consideration, where applicable, engineering and/or institutional controls or a standard pursuant to applicable Environmental Laws acceptable to the relevant Governmental Authorities making a claim for Remedial Action (the "Applicable Remedial Action Standard"). Pfizer shall not be responsible for
  -------------------------------------
those  costs  incurred  in  connection with a Remedial Action to the extent such
  -
costs  arise  from  or  are  exacerbated  by actions of Purchaser, including the
  -
initiation of Remedial Action by Purchaser or at the request of a Third Party in
  -
the absence of a requirement of Environmental Law after the Closing Date. For purposes of this Section 8.11, in determining the Applicable Remedial Action Standard, the term Environmental Law shall mean those Laws applicable to and governing the Remedial Action at the time the Remedial Action is being conducted and as necessary to achieve completion of the Remedial Action pursuant to the terms of Section 8.10(d) of this Agreement.
(b) Unless Purchaser otherwise agrees, Pfizer shall not seek to impose land use restrictions solely to avoid obligations for Remedial Action, and Pfizer shall not seek to impose land use restrictions and institutional and engineering controls at a Facility where Remedial Action is being conducted other than those that (i) are required by any Governmental Authority; (ii) do not interfere with the commercial/industrial use of the Facility; (iii) prevent the use of groundwater; or (iv) Pfizer's and Purchaser's environmental consultants agree are necessary because further Remedial Action will not achieve the Applicable Remedial Action Standard. If Pfizer's and Purchaser's environmental consultants are unable to reach such joint agreement, the provisions of Section 8.10
(d)(iii)  shall  apply.
Section  8.12     Limitation  on  Indemnification  for  Non-Compliance  with
                  ----------------------------------------------------------
Environmental  Laws.  (a)  Notwithstanding  anything  to  the  contrary  in this
         ----------
Agreement, Purchaser shall not be entitled to claim or seek indemnity or defense under this Agreement for Environmental Liabilities identified in subsection
(iii) of the definition of Excluded Environmental Liabilities or for breaches of representations and warranties in Section 5.11 relating to compliance with Environmental Laws or Environmental Permits to the extent that such Environmental Liabilities arise out of or to the extent that they are increased as a result of (i) changes (including increases or decreases in production) in operations at a Facility after the Closing; (ii) upgrades to a Facility after the Closing; (iii) Environmental Laws that are enacted or come into effect after the Closing; or (iv) changes after the Closing to Environmental Laws, Environmental Permits or criteria, guidance, policy or interpretations in relation to Environmental Laws or Environmental Permits.
(a) Notwithstanding anything to the contrary in this Agreement, Purchaser shall not be entitled to claim or seek indemnity or defense under this Agreement for Environmental Liabilities identified in subsection (iii) of the definition of Excluded Environmental Liabilities without documentation identifying (i) the specific nature of the failure to comply with Environmental Laws or Environmental Permits; (ii) the actions necessary to correct the failure to comply with Environmental laws or Environmental Permits; and/or (iii) the specific costs incurred to correct the failure to comply with Environmental Laws or Environmental Permits.
ARTICLE  IX

TERMINATION
Section 9.1     Termination.  This Agreement may be terminated at any time prior
                -----------
     to  the  Closing:
(a) by written agreement of Purchaser and Pfizer, acting as agent for the Seller Corporations;
(b) by either Purchaser or Pfizer, by giving written notice of such termination to the other party, if the Closing shall not have occurred on or prior  to  July  31,  2003 (unless the failure to consummate the Closing by such date (i) shall be due to the failure of the party seeking to terminate this Agreement to have fulfilled any of its obligations under this Agreement, or (ii) is due to the continuance of a waiting period or lack of an approval required under or an injunction or equivalent thereof entered based upon any Competition Laws, in which event Purchaser may not rely upon this Section 9.1 to terminate this Agreement until the 1st anniversary of the date of this Agreement); or
(c) by either Pfizer or Purchaser if any court of competent jurisdiction or other competent Governmental Authority of the United States of America, the European Union or Japan shall have issued a Governmental Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such Governmental Order or other action shall have become final and nonappealable.
Section  9.2     Effect of Termination.  (a)  In the event of the termination of
                 ---------------------
this Agreement in accordance with Section 9.1 hereof, this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other party hereto or their respective Affiliates, directors, officers or employees, except for the obligations of the parties hereto contained in this Section 9.2 and in Sections 7.1, 10.1, 10.7, 10.8, 10.9 and
10.11 hereof, and except that nothing herein will relieve any party from Liability for any breach of any covenant set forth in this Agreement prior to such termination.
(b) In the event this Agreement shall be terminated and at such time any party is in material breach of or default under any term or provision hereof, such termination shall be without prejudice to, and shall not affect, any and all rights to damages that the other party may have hereunder or otherwise under applicable Law. The damages recoverable by the non-defaulting party shall include all attorneys' fees reasonably incurred by such party in connection with the transactions contemplated hereby.
(c) If this Agreement is terminated in accordance with Section 9.1, Purchaser agrees that the prohibition in the Confidentiality Agreement restricting Purchaser's ability to solicit any Employee to join the employ of Purchaser or any of its Affiliates shall be extended to a period of 3 years from the date of this Agreement, except that nothing in this sentence shall restrict or preclude the rights of Purchaser to make generalized searches for employees by the use of advertisements in the media (including trade media) or by engaging search firms to engage in searches that are not targeted or focused on the Employees employed by the Business.
ARTICLE  X

MISCELLANEOUS
Section  10.1     Notices.  All  notices or other communications hereunder shall
                  -------
be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended, if delivered by registered or certified mail, return receipt requested, or by a national courier service, or if sent by facsimile, provided that the facsimile is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:
To  any  Seller  Corporation:

PFIZER  INC.
235  East  42nd  Street
New  York,  NY  10017
Telephone:  (212)  733-4935
Facsimile:  (212)  808-8924
Attn:  Jeffrey  B.  Kindler,  Esq.
Senior  Vice  President  and
General  Counsel
with  a  copy  to:

Cadwalader,  Wickersham  &  Taft
100  Maiden  Lane
New  York,  NY  10038
Telephone:  (212)  504-5555
Facsimile:  (212)  504-6666
Attn:  Dennis  J.  Block,  Esq.
to  Purchaser:

Energizer  Holdings,  Inc.
533  Maryville  University  Drive
St.  Louis,  MO  63141
Telephone:  (314)  985-2162
Facsimile:  (314)  985-2223
Attn:     Gayle  G.  Stratmann
     Vice  President,  Legal  Matters-Operations

with  a  copy  to:

Bryan  Cave  LLP
1290  Avenue  of  the  Americas
New  York,  NY  10104
Telephone:  (212)  541-1107
Facsimile:  (212)  541-1362
Attn:  Gary  W.  Wolff,  Esq.

Section  10.2     Amendment;  Waiver.  Any  provision  of  this Agreement may be
                  ------------------
amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Purchaser and Pfizer, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
Section  10.3     Assignment.  No  party to this Agreement may assign any of its
                  ----------
rights or obligations under this Agreement including by sale of stock, operation of Law in connection with a merger or sale of substantially all the assets of Purchaser without the prior written consent of the other party hereto, except that Purchaser may without such consent assign its rights to purchase the Shares and the Purchased Assets hereunder to one or more of its Affiliates, provided,
                                                                       --------
however,  that no such assignment by Purchaser shall relieve Purchaser of any of
 ------
its  obligations  hereunder.
Section  10.4     Entire Agreement.  This Agreement (including all Schedules and
                  ----------------
Exhibits hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, except for the Confidentiality Agreement which will remain in full force and effect for the term provided for therein and other than any written agreement of the parties that expressly provides that it is not superseded by this Agreement.
Section 10.5     Fulfillment of Obligations; Cooperation.  (a) Any obligation of
                 ---------------------------------------
any party to any other party under this Agreement, which obligation is performed, satisfied or fulfilled by an Affiliate of such party, shall be deemed to have been performed, satisfied or fulfilled by such party.
(b) On or after the Closing Date, the parties shall, on request, cooperate with one another by furnishing any additional information, executing and delivering any additional documents and instruments, including contract assignments, and doing any and all such other things as may be reasonably required by the parties or their counsel to consummate or otherwise implement the transactions contemplated by this Agreement. In connection with the liabilities assumed by Purchaser pursuant to this Agreement, and the retention by Pfizer of the Retained Liabilities, each of the parties hereto shall, and shall cause their affiliates and employees to, aid, cooperate with and assist the other party or parties in their defense of such assumed or retained litigation or liabilities, by, among other things, providing such other party or parties with full access to pertinent records at such times as such other party or parties may reasonably request, and making available for depositions, testimony or other consultation, such officers, employees, or agents as such party or parties may reasonably request without cost to such party or parties except for reimbursement by it or them of out-of-pocket expenditures incurred in connection with such cooperation and assistance.
(c) Pfizer agrees to execute transfer documents for all Intellectual Property rights, in a recordable form provided by Purchaser for each jurisdiction where such property is registered, at, or as soon as practicable following, Closing. Pfizer shall have the continuing obligation after Closing to use commercially reasonable efforts to cooperate with Purchaser in the registration of the transfers for, and/or in the enforcement of, and/or maintenance of any Intellectual Property rights after Closing until such transfers are completed pursuant to the requirements of each jurisdiction. Following Closing, Purchaser shall pay the expenses of preparing and recording such transfers, to the extent they have not been provided at Closing.
Section 10.6     Parties in Interest.  This Agreement shall inure to the benefit
                 -------------------
     of and be binding upon the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than Purchaser, Seller Corporations, or their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.
Section  10.7     Public  Disclosure;  Confidentiality.  (a)  Notwithstanding
                  ------------------------------------
anything herein to the contrary, each of the parties to this Agreement hereby agrees with the other parties hereto that, except as may be required to comply with the requirements of any applicable Laws, and the rules and regulations of each stock exchange upon which the securities of one of the parties is listed, if any, no press release or similar public announcement or communication shall, if prior to the Closing, be made or caused to be made concerning the execution or performance of this Agreement unless the parties shall have consulted in advance with respect thereto.
(b) Pfizer, on its own behalf and on behalf of its Subsidiaries, agrees that after the Closing it will hold any non-public information with respect to the Business, the Purchased Assets, the Conveyed Companies and this Agreement in confidence using the same safeguards to protect such confidential information as it has established to protect its own confidential information.
Section  10.8     Return  of  Information.  If  for  any  reason  whatsoever the
                  -----------------------
transactions contemplated by this Agreement are not consummated, Purchaser shall promptly return to Pfizer all books and records furnished by Pfizer, any other Seller Corporation, any Conveyed Company or any of their respective Affiliates, agents, employees, or representatives (including all copies, summaries and abstracts, if any, thereof) in accordance with the terms of the Confidentiality Agreement.
Section  10.9     Expenses.  Except  as  otherwise  expressly  provided  in this
                  --------
Agreement, whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such expenses. Notwithstanding the foregoing and Section 7.4(b), except as set forth in this Section 10.9, all Taxes (including any value added Taxes but excluding any Income Taxes) and fees relating to the transfer of the Shares and the Purchased Assets shall be paid by Purchaser. All Taxes (including, without limitation, any value added Taxes but excluding any Income Taxes) and fees relating to the transfer of the Shares and the Purchased Assets shall be paid by the person liable therefor but the liability for such Taxes as between the Seller Corporations and Purchaser shall be borne as follows: (y) in respect of any such Taxes which are refundable or in respect of which a credit is or becomes available, by Purchaser; and (z) in respect of any other such Taxes not falling within subsection (y) above, equally by the Seller Corporations on the one hand and Purchaser on the other hand, provided, however, that if any such
                                             --------  -------
Tax or any other Tax from which there is otherwise a refund or a credit becomes payable or non-refundable as a result of Purchaser's failing to register or become liable for such Tax, for example value added Tax, such Tax shall be borne by Purchaser solely. The Seller Corporations and Purchaser, as the case may be, will on demand reimburse the other for its share of any such Taxes paid by the other in accordance with the foregoing provisions of this Section.
Section  10.10     Schedules.  The  disclosure  of any matter in any Schedule to
                   ---------
this Agreement, as may be amended or supplemented prior to the Closing, shall be deemed to be a disclosure for all purposes of this Agreement (but only to the extent disclosure for such purposes is reasonably apparent), but shall expressly not be deemed to constitute an admission by any Seller Corporation or Purchaser, or to otherwise imply, that any such matter is material for the purposes of this Agreement.
Section  10.11     Governing  Law;  Jurisdiction.  (a)  This  Agreement shall be
                   -----------------------------
governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law rules of such state.
(b) With respect to any suit, action or proceeding relating to this Agreement (each, a "Proceeding"), each party hereto irrevocably (i) agrees and
                      ----------
consents to be subject to the jurisdiction of the United States District Court for the Southern District of New York or any New York State court sitting in New
     York City and (ii) waives any objection which it may have at any time to the laying of venue of any Proceeding brought in any such court, waives any claim that such Proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such Proceeding, that such court does not have any jurisdiction over such party.
Section  10.12     Counterparts.  This  Agreement may be executed in one or more
                   ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement and shall become effective when ore or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.
Section  10.13     Headings.  The  heading  references  herein  and the table of
                   --------
contents hereto are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.
Section  10.14     Severability.  The  provisions  of  this  Agreement  shall be
                   ------------
deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any term or other provision of this Agreement, or the application thereof to any person or entity or any circumstance, is invalid, illegal or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity, illegality or unenforceability, nor shall such invalidity, illegality or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     IN WITNESS WHEREOF, the parties have executed or caused this Agreement to be executed as of the date first written above.
PFIZER  INC.
By:
Name:  David  L.  Shedlarz
Title:  Executive  Vice  President  and
          Chief  Financial  Officer
ENERGIZER  HOLDINGS,  INC.
By:
Name:  J.  Patrick  Mulcahy
Title:  Chief  Executive  Officer

                                       A-2
                                    EXHIBIT A
                                    ---------

           LIST OF INSTRUMENTS AND DOCUMENTS TO BE PROVIDED BY PFIZER
(a) executed copies of the Transitional Services Agreement and the Transitional Intellectual Property License Agreement;
(b)     a  receipt  for  payment  of  the  Aggregate  Purchase Price at Closing;
(c) a certified copy of the certificate of incorporation of Pfizer, certified by the Secretary of State of its state of incorporation, and copies of comparable organizational documents for each of the other Seller Corporations and the Conveyed Companies, as well as a good standing certificate for each of the Seller Corporations and, where available in their respective jurisdictions, the Conveyed Companies, and a certificate of the Secretary or an Assistant Secretary of the Seller Corporations and, where available in their respective jurisdictions, Conveyed Companies as to the resolutions adopted by the Board of Directors of each of the Seller Corporations relating to the transactions contemplated hereby;
(d) a certified copy of the resolutions adopted by the Board of Directors of Pfizer authorizing the Agreement and the transactions contemplated thereby;
(e) a copy of the bylaws or comparable documents of Pfizer, the other Seller Corporations and the Conveyed Companies, certified by their respective secretaries or assistant secretaries or similar officers;
(f)     the  certificate  referred  to  in  Section  4.2(a);
(g)     Foreign  Implementing  Agreements,  if  applicable;
(h) certificates representing the Shares duly endorsed and in form for transfer to Purchaser or other appropriate instruments of transfer in respect of the Shares;
(i) except as otherwise requested by Purchaser in writing, resignations (effective on or prior to Closing) of each member of the board of directors and each non-employee officer of the Conveyed Companies; and
(j) subject to Section 2.3 of the Agreement, such bills of sale, endorsements, assignments, deeds and other good and sufficient instruments of conveyance and transfer, in form and substance reasonably satisfactory to Purchaser, as shall be effective to vest in Purchaser title to the Purchased Assets, including executed general warranty deeds, assignments, patent assignments (in recordable form), a general trademark assignment (with trademark assignments in recordable form to be delivered after the Closing), copyright assignments (in recordable form) and a general copyright assignment form, lease assignments (where appropriate, in recordable or registrable form), bills of sale or certificates of title, in each case dated the Closing Date, transferring to Purchaser all of each Asset Selling Corporation's right, title and interest in and to the Purchased Assets owned by it.
(k) a completed Form III (as defined in the Connecticut Transfer Act) executed by Pfizer as the Certifying Party (as defined in the Connecticut Transfer Act) to the extent necessary and applicable to the Facility in Milford, Connecticut.

                                       B-1
                                    EXHIBIT B
                                    ---------

          LIST OF INSTRUMENTS AND DOCUMENTS TO BE PROVIDED BY PURCHASER
(l) Executed assumption agreements and all other instruments appropriate to evidence Purchaser's assumption of the Assumed Liabilities;
(m) executed copies of the Transitional Services Agreement and the Transitional Intellectual Property License Agreement;
(n) good standing certificates for Purchaser and each Purchaser entity and certificates of the Secretary or an Assistant Secretary of Purchaser and each Purchaser entity as to the resolutions adopted by the Boards of Directors of Purchaser or each Purchaser entity relating to the transactions contemplated hereby;
(o)     the  certificate  referred  to  in  Section  4.3(a);  and
(p)     Foreign  Implementing  Agreements,  if  applicable.

                                       C-1
                                    EXHIBIT C
                                    ---------

                         TRANSITIONAL SERVICES AGREEMENT
                      See Exhibit C (provided separately).

                                       D-1
                                    EXHIBIT D
                                    ---------

              TRANSITIONAL INTELLECTUAL PROPERTY LICENSE AGREEMENT
                      See Exhibit D (provided separately).

                                       E-1
                                    EXHIBIT E
                                    ---------

                         PFIZER EMPLOYEE SEPARATION PLAN
                      See Exhibit E (provided separately).

                                       F-1
                                    EXHIBIT F
                                    ---------

                   RELEASE AGREEMENT (INDIVIDUAL TERMINATION)
                      See Exhibit F (provided separately).

                                       G-1
                                    EXHIBIT G
                                    ---------

                      RELEASE AGREEMENT (GROUP TERMINATION)
                      See Exhibit G (provided separately).

                                       H-1
                                    EXHIBIT H
                                    ---------
                 LETTER AGREEMENT (NET ECONOMIC BENEFIT OR LOSS)
                      See Exhibit H (provided separately).